As filed via EDGAR with the  Securities  and Exchange  Commission  on August 29,
1997


                                                  Registration  Nos.  33-84842
                                                             ICA No.  811-8798

==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]

         Pre-Effective Amendment No.  ________                            [ ]


         Post-Effective Amendment No.  14                                 [X]


                           and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]


                  Amendment No.  14                                       [X]


                      (Check appropriate box or boxes)

                             THE BEAR STEARNS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               245 Park Avenue
                               New York, New York           10167
                  (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:    (212) 272-2000

                                                copy to:

Ellen Arthur, Esq.                           Jay G. Baris, Esq.
Bear, Stearns & Co. Inc.                     Kramer, Levin, Naftalis & Frankel
245 Park Avenue                              919 Third Avenue
New York, New York  10167                    New York, New York  10022
(Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box)

                     immediately upon filing pursuant to paragraph (b)
              -----


                     on (date) pursuant to paragraph (b)
              -----

                 X    60 days after filing pursuant to paragraph (a)(i)
              -----

              -----  on (date) pursuant to paragraph (a)(i)

                    75 days after filing pursuant to paragraph (a)(ii)
              -----

              -----  on (date) pursuant to paragraph (a)(ii) of Rule 485.

               If appropriate, check the following box:

              ----- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 1997 was filed on May 27, 1997.

                             THE BEAR STEARNS FUNDS
                           LARGE CAP VALUE PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO
                          TOTAL RETURN BOND PORTFOLIO
                            THE INSIDERS SELECT FUND
                              S&P STARS PORTFOLIO
                              FOCUS LIST PORTFOLIO


                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

N-1A Item No.                                          Location
-------------                                          --------

Part A                                                 Prospectus  Caption
------                                                 ----------  -------

Item  1.   Cover Page                                  Cover  Page

Item 2.    Synopsis                                    Fee Table

Item 3 .   Condensed Financial Information             Financial Highlights

Item 4.    General Description of                      Description of the
           Registrant                                  Fund; General
                                                       Information; Appendix

Item 5.    Management of the Fund                      Management of the
                                                       Fund

Item 5A.   Management's Discussion of                  Performance
           Fund's Performance                          Information

Item 6.    Capital Stock and Other                     Not Applicable
           Securities

Item 7.    Purchase of Securities Being                Alternative Purchase
           Offered                                     Methods; How to Buy
                                                       Shares

Item 8 .   Redemption or Repurchase                    How to Redeem Shares

Item 9.    Pending Legal Proceedings                   Not Applicable

                                                       Statement of Additional
 Part B                                                Information Caption
                                                       -----------------------


Item 10.   Cover Page                                  Cover Page

Item 11.   Table of Contents                           Table of Contents

Item 12.   General Information and History             Information About
                                                       the Fund

Item 13.   Investment Objectives and                   Investment Objective
           Policies                                    and Management Policies;
                                                       Appendix

Item 14.   Management of the Fund                      Management of the
                                                       Fund

Item 15.   Control Persons and Principal               Information About the
                                                       Fund

           Holders of Securities

Item 16.   Investment Advisory and Other               Management Arrangements;
           Services                                    Custodian, Transfer and
                                                       Dividend Disbursing
                                                       Agent, Counsel and
                                                       Independent Auditors



Item 17.   Brokerage Allocation                        Portfolio Transactions

Item 18.   Capital Stock and Other                     Not Applicable
           Securities

Item 19.   Purchase, Redemption and Pricing            Management of the
           of Securities                               Fund; Purchase and
                                                       Redemption of Shares;
                                                       Determination of Net
                                                       Asset Value

Item 20.   Tax Status                                  Dividends,
                                                       Distributions and Taxes

Item 21.   Underwriters                                Cover Page

Item 22.   Calculation of Performance Data             Performance Information

Item 23.   Financial Statements                        Financial Statements



Part C
------

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                  T H E   B E A R   S T E A R N S   F U N D S
     2 4 5   P A R K   A V E N U E   N E W   Y O R K,   N Y   1 0 1 6 7
                          1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                             THE BEAR STEARNS FUNDS


 Large Cap Value Portfolio o Small Cap Value Portfolio o Total Return Bond
                       Portfolio Class A, B and C Shares


The Bear Stearns Funds (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, shares of three diversified portfolios (each, a "Portfolio") are offered: Large Cap Value Portfolio and Small Cap Value Portfolio (together, the "Equity Portfolios") and Total Return Bond Portfolio (the "Bond Portfolio").

     o    Each Equity Portfolio's investment objective is capital appreciation.

     o The Bond Portfolio's investment objective is to maximize total return, consistent with preservation of capital. The Bond Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Bond Portfolio will invest in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration of not less than 65% of the Salomon Brothers Broad Investment Grade ("BIG") Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.


By this Prospectus, each Portfolio is offering three classes of shares. Class A shares are subject to a sales charge imposed at the time of purchase . Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Each Portfolio issues another class of shares which has different expenses which would affect performance. Investors desiring to obtain information about this class of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.


BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSFM, serves as each Portfolio's distributor.

                  --------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Part B (also known as the Statement of Additional Information), dated ____, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus.


                  --------------------------------------------


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   ____, 1997

                                                 TABLE OF CONTENTS

                                                                            PAGE

Fee Table.............................................................

Financial Highlights..................................................

Alternative Purchase Methods..........................................

Description of the Fund...............................................

Risk Factors..........................................................

Management of the Fund................................................

How to Buy Shares.....................................................

Shareholder Services..................................................

How to Redeem Shares..................................................

Dividends, Distributions and Taxes....................................

Performance Information...............................................

General Information...................................................

Appendix..............................................................

                                    FEE TABLE

------------------------------------------------------------------------------------------------------------------------------
                                                             LARGE CAP            SMALL CAP              TOTAL RETURN
                                                               VALUE                VALUE                    BOND
                                                             PORTFOLIO            PORTFOLIO                PORTFOLIO
                                                              CLASS A              CLASS A                  CLASS A
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...............            5.50%                5.50%                     4.50%
     Maximum Deferred Sales Charge Imposed
    on Redemptions (as a percentage of the
     amount subject to charge)........................           *                    *                        *

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS)
     Advisory Fees (after fee waiver)**...............            0.00%                0.00%                     0.00%
     12b-1 Fees (after fee waivers)***................            0.25%                0.25%                     0.25%
     Other Expenses (after expense
     reimbursement)**.................................            1.25%                1.25%                     0.55%
                                                                  ----                 ----                      ----
     Total Portfolio Operating Expenses (after fee
     waiver and expense reimbursement)**..............            1.50%                1.50%                     0.80%
                                                                  ====                 ====                      ====

 EXAMPLE:
    You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and
     (2) redemption at the end of each time period:
     1 YEAR...........................................            $ 69                 $ 69                       $ 53
     3 YEARS..........................................            $100                 $100                       $ 69
     5 YEARS..........................................            $132                 $132                       $ 87
     10 YEARS**.......................................            $222                 $222                       $156


--------------

* In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year of purchase. See "How to Buy Shares-Class A Shares."


** With respect to Class A shares, BSFM has undertaken to waive its investment advisory fee and assume certain expenses of each Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.50% and 0.80% for each Equity Portfolio and the Bond Portfolio, respectively. With respect to all Portfolios, without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.75% and 0.45%, for each Equity Portfolio and the Bond Portfolio, respectively. Other Expenses are estimated to be 2.33%, 1.75%, and 2.08% for Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively, and Total Portfolio Operating Expenses are estimated to be 3.08%, 2.50% and 2.53% for Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively. Such amounts are based on operating results for the fiscal year ended March 31, 1997, restated for the reduction in 12b-1 fees.


*** With respect to Class A shares, 12b-1 fees include a shareholder servicing fee of 0.25%. The remaining 0.25% with respect to each Equity Portfolio and 0.10% with respect to the Bond Portfolio, attributable to distribution related expenses, is currently being waived. Without the fee waiver, 12b-1 fees would have been 0.50% for each Equity Portfolio and 0.35% for the Bond Portfolio.

------------------------------------------------------------------------------------------------------------------------------
                                                             LARGE CAP            SMALL CAP              TOTAL RETURN
                                                               VALUE                VALUE                    BOND
                                                             PORTFOLIO            PORTFOLIO                PORTFOLIO
                                                              CLASS B              CLASS B                  CLASS B
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...............             ___                  ___                       ___
     Maximum Deferred Sales Charge Imposed
    on Redemptions (as a percentage of the
     amount subject to charge)........................            5.00%                5.00%                    5.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS)
     Advisory Fees (after fee waiver)*................            0.00%                0.00%                     0.00%
     12b-1 Fees.......................................            0.75%                0.75%                     0.75%
     Other Expenses (after expense
     reimbursement)*..................................            1.25%                1.25%                     0.45%
                                                                  ----                 ----                      ----
     Total Portfolio Operating Expenses (after fee
     waiver and expense reimbursement)*...............            2.00%                2.00%                     1.20%
                                                                  ====                 ====                      ====

 EXAMPLE:
    You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and
     (2) redemption at the end of each time period:
     1 YEAR...........................................            $ 71                 $ 71                      $ 63
     3 YEARS..........................................            $106                 $106                      $ 82
     5 YEARS..........................................            $131                 $131                      $ 90
    10 YEARS..........................................            $220                 $220                      $134

    You would pay the following expenses on the
     same investment, assuming no redemption:
     1 YEAR...........................................            $ 20                 $ 20                      $ 12
     3 YEARS..........................................            $ 63                 $ 63                      $ 38
     5 YEARS..........................................            $108                 $108                      $ 66
    10 YEARS**........................................            $220                 $220                      $134



--------------

*    Other expenses includeS a shareholder  servicing fee of 0.25%. With respect to Class B shares, BSFM has undertaken to waive its investment advisory fee and  assume  certain  expenses  of  each  Portfolio  other  than  brokerage commissions,  extraordinary  items,  interest and taxes to the extent Total
     Portfolio  Operating  Expenses  exceed  2.00%  and  1.20%  for each  Equity
     Portfolio  and  the  Bond  Portfolio,  respectively.  With  respect  to all
     Portfolios,  without  such fee waiver and expense  reimbursement,  Advisory
     Fees  stated  above  would  have been  0.75%  and  0.45%,  for each  Equity
     Portfolio  and  the  Bond  Portfolio,   respectively.  Other  Expenses  are
     estimated  to be 2.11%,  1.49%,  and  1.74% for Large Cap Value  Portfolio,
     Small Cap Value Portfolio and the Bond Portfolio,  respectively,  and Total
     Portfolio  Operating  Expenses are estimated at 3.61%,  2.99% and 2.94% for
     Large  Cap  Value  Portfolio,  Small  Cap  Value  Portfolio  and  the  Bond
     Portfolio, respectively.

**   Class B shares  convert  to  Class A shares  eight  years  after  purchase;
     therefore, Class A expenses are used in the hypothetical example after year eight.



                                      - 4 -



                              FEE TABLE (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                             LARGE CAP            SMALL CAP              TOTAL RETURN
                                                               VALUE                VALUE                    BOND
                                                             PORTFOLIO            PORTFOLIO                PORTFOLIO
                                                              CLASS C              CLASS C                  CLASS C
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...............            ____                 ____                    ____
     Maximum Deferred Sales Charge Imposed
    on Redemptions (as a percentage of the
     amount subject to charge)........................            1.00%                1.00%                     1.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS)

     Advisory Fees (after fee waiver)*................            0.00%                0.00%                     0.00%
     12b-1 Fees **....................................            1.00%                1.00%                     0.75%
     Other Expenses (after expense
     reimbursement)*..................................            1.00%                1.00%                     0.45%
     Total Portfolio Operating Expenses (after fee
     waiver and expense reimbursement)*...............            2.00%                2.00%                     1.20%


EXAMPLE:
    You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and
     (2) redemption at the end of each time period:
     1 YEAR...........................................          $ 30                 $ 30                    $ 22
     3 YEARS..........................................          $ 63                 $ 63                    $ 38
     5 YEARS..........................................          $108                 $108                    $ 66
    10 YEARS..........................................          $233                 $233                    $145


    You would pay the following expenses on the same investment, assuming no redemption :

     1 YEAR...........................................          $ 20                 $ 20                    $ 12
     3 YEARS..........................................          $ 63                 $ 63                    $ 38
     5 YEARS..........................................          $108                 $108                    $ 66
    10 YEARS..........................................          $233                 $233                    $145

--------------

* With respect to Class C shares, BSFM has undertaken to waive its investment advisory fee and assume certain expenses of each Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 2.00% and 1.20% for each Equity Portfolio and the Bond Portfolio, respectively. With respect to all Portfolios, without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.75% and 0.45%, for each Equity Portfolio and the Bond Portfolio, respectively. Other Expenses would have been 2.11%, 1.49% and 1.74% for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, and Total Portfolio Operating Expenses would have been 3.61%, 2.99% and 2.94% for Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively.

** With respect to the Equity Portfolios, 12b-1 fees include a shareholder servicing fee of 0.25%.


THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing tables is to assist you in understanding the costs and expenses borne by each Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a description of the expense reimbursement or fee waiver arrangements in effect, see "Management of the Fund."

                              FINANCIAL HIGHLIGHTS

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolios' Annual Report for the fiscal year ended March 31, 1997 which is incorporated by reference into the Portfolios' Statement of Additional Information which is available upon request.

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class A and C shares of each Portfolio for the periods indicated. This information has been derived from information provided in each Portfolio's financial statements.


                                             LARGE CAP VALUE PORTFOLIO


---------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                               FOR THE FISCAL                APRIL 3, 1995*
                                                                 YEAR ENDED                      THROUGH
                                                               MARCH 31, 1997                MARCH 31, 1996
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS A        CLASS C        CLASS A         CLASS C
---------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE**
    Net asset value, beginning of period...............     $ 15.13        $ 15.08        $ 12.00        $12.00
                                                            -------        -------        -------
    Net investment income/(loss) (1)...................        0.04          (0.02)          0.06         (0.01)
    Net realized and unrealized gain on
      investments (2)..................................        2.28           2.25           3.10          3.10
                                                           --------        -------         ------       -------
    Net increase in net assets resulting from
      operations.......................................        2.32           2.23           3.16          3.09
                                                           --------        -------         ------       -------
     Dividends and distributions to shareholders from


     Net investment income.............................       (0.10)         (0.02)         (0.02)        ----
    Net realized capital gains.........................       (0.18)         (0.18)         (0.01)        (0.01)
                                                           --------       --------        -------       -------

                                                              (0.28)         (0.20)         (0.03)        (0.01)
                                                           --------       --------        -------       -------
    Net asset value, end of period.....................     $ 17.17        $ 17.11        $ 15.13        $15.08
                                                            =======        =======        =======        ======
     Total investment return (3).......................       15.44%         14.87%         26.35%        25.71%
                                                            =======        =======       ========        ======

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000's omitted)..........     $  4,987       $  2,986       $ 3,616        $3,520
     Ratio of expenses to average net assets (1).......        1.50%          2.00%           1.50%(4)     2.00%(4)
     Ratio of net investment income/(loss) to average

       net assets (1)..................................       0 .43%         (0.08)%          0.46%(4)   (0.06)%(4)
     Decrease reflected in above expense ratios and

      net investment income/(loss) due to waivers and
      reimbursements...................................        1.58%           1.61%          4.34%(4)     4.39%(4)
     Portfolio turnover rate...........................      136.67%         136.67%         45.28%(5)    42.28%(5)
     Average commission rate per share (6).............     $0.0593         $0.0593         $0.0596      $0.0596


----------

 * Commencement of operations. Commenced investment operations on April 4, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5) Not annualized.
(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

                            SMALL CAP VALUE PORTFOLIO


---------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                               FOR THE FISCAL                APRIL 3, 1995*
                                                                 YEAR ENDED                      THROUGH
                                                               MARCH 31, 1997                MARCH 31, 1996
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS A        CLASS C        CLASS A         CLASS C
---------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE**
    Net asset value, beginning of period...............     $ 15.87        $ 15.79       $ 12.00         $12.00
                                                            -------        -------       -------         ------
    Net investment loss (1)............................       (0.10)         (0.18)        (0.07)         (0.10)
    Net realized and unrealized gain on
      investments (2)..................................        1.95           1.93          4.17           4.11
                                                           --------        -------        ------        -------
    Net increase in net assets resulting from
      operations.......................................        1.85           1.75          4.10           4.01
                                                           --------        -------        ------        -------
     Distributions to shareholders from
    Net realized capital gains.........................       (0.24)         (0.16)        (0.23)         (0.22)
                                                           --------       --------       -------        -------
    Net asset value, end of period.....................     $ 17.48        $ 17.38       $ 15.87         $15.79
                                                            =======        =======       =======         ======
     Total investment return (3).......................       11.71%         11.12%        34.36%         33.59%
                                                           ========       ========       =======         ======

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000's omitted)..........    $13,143         $11,071       $ 6,474         $ 6,753
     Ratio of expenses to average net assets (1).......        1.50%          2.00%         1.50%(4)       2.00%(4)

     Ratio of net investment   loss to average

       net assets (1)..................................       (0.81)%        (1.31)%       (0.66)%(4)     (1.09)%(4)
     Decrease reflected in above expense ratios and
      net investment loss due to waivers and
      reimbursements...................................        1.00%          0.99%         2.32%(4)       2.39%(4)
     Portfolio turnover rate...........................       56.88%         56.88%        40.79%(5)      40.79%(5)
     Average commission rate per share (6).............    $0.0550        $0.0550       $0.0572         $0.0572



-------
 *  Commencement of investment operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5) Not annualized.
(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

                                            TOTAL RETURN BOND PORTFOLIO


---------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                               FOR THE FISCAL                APRIL 3, 1995*
                                                                 YEAR ENDED                      THROUGH
                                                               MARCH 31, 1997                MARCH 31, 1996
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS A        CLASS C        CLASS A         CLASS C
---------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE**

    Net asset value, beginning of period...............     $ 12.26        $ 12.26       $ 12.00         $12.00
                                                            -------        -------       -------         ------
    Net investment   income (1)........................        0.73           0.68          0.71           0.67
    Net realized and unrealized gain/(loss) on

      investments (2)..................................       (0.20)         (0.20)         0.30           0.30
                                                           --------        -------        ------        -------
    Net increase in net assets resulting from
      operations.......................................        0.53           0.48          1.01           0.97
                                                           --------        -------        ------        -------
     Dividends and distributions to shareholders from
    Net investment income..............................       (0.73)         (0.68)        (0.71)         (0.67)
                                                           --------       --------       -------        -------
    Net realized capital gains                                (0.03)         (0.03)        (0.04)         (0.04)
                                                           --------       --------       -------        -------
                                                              (0.76)         (0.71)        (0.75)         (0.71)
                                                           --------       --------       -------        -------
    Net asset value, end of period.....................     $ 12.03        $ 12.03       $ 12.26        $ 12.26
                                                            =======        =======       =======        =======
     Total investment return (3).......................        4.40%          3.99%         8.54%          8.13%
                                                           ========       ========     =========       ========

RATIOS/SUPPLEMENTAL DATA (6)

    Net assets, end of period (000's omitted)..........     $ 3,367        $ 1,018       $ 4,467        $ 1,775
     Ratio of expenses to average net assets (1).......        0.80%          1.20%         0.85%(4)       1.25%(4)
     Ratio of net investment   income to average

       net assets (1)..................................        5.99%          5.57%         5.76%(4)       5.38%(4)
     Decrease reflected in above expense ratios and

      net investment   income due to waivers and
      reimbursements...................................        1.73%          1.74%         2.87%(4)       2.95%(4)
     Portfolio turnover rate...........................      262.95%        262.95%       107.35%(5)     107.35%(5)




-------
 * Commencement of operations. Commenced investment operations on April 5, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5) Not annualized.
(6) Average commission rate per share disclosure is required for fiscal years beginning on or after September 1, 1995. The Portfolio incurred no such charges.

Further information about performance is contained in the Portfolios' Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

                          ALTERNATIVE PURCHASE METHODS


By this Prospectus, each Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in each Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of each Equity Portfolio and the Bond Portfolio are sold at net asset value per share plus a maximum initial sales charge of 5.50% and 4.50%, respectively, of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares-Class A Shares." The Class A shares of each Equity Portfolio and the Bond Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.50 of 1% and 0.35 of 1%, respectively, of the value of the average daily net assets of Class A. With respect to each Portfolio, 0.25% of this fee, attributable to distribution related expenses, is currently being waived."See Management of the Fund-Distribution and Shareholder Servicing Plan."

CLASS  B SHARES

Class B shares of each Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem Shares-Class B Shares." The Class B shares of each Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% and an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Management of the Fund-Distribution and Shareholder Servicing Plan". Class B shares will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fee paid by Class B will cause such class to have a higher expense ratio and to pay lower dividends than Class A.

CLASS C SHARES

Class C shares of each Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares-Class C Shares." Class C shares of each Equity Portfolio and the Bond Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 1.00% and 0.75%, respectively, of the average daily net assets of Class C. With respect to Class C shares of the Bond Portfolio, the Fund has entered into a Shareholder Servicing Agreement under which the Fund pays 0.25% of the average daily net assets of Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Fund-Distribution and Shareholder Servicing Plan." The distribution and shareholder servicing fee paid by Class C will cause such class to have a higher expense ratio and to pay lower dividends than Class A.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in the Fund, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the investment return of Class A. See "How to Buy Shares-Choosing a Class of Shares".



                             DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE

Each Equity Portfolio's investment objective is capital appreciation. The Bond Portfolio's investment objective is to maximize total return, consistent with preservation of capital. See "Management Policies" below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

EQUITY PORTFOLIOS
LARGE CAP VALUE PORTFOLIO invests, under normal market conditions, substantially all of its assets in equity securities of issuers with market capitalizations of $1 billion or more and identified by BSFM as value companies.

SMALL CAP VALUE PORTFOLIO invests, under normal market conditions, substantially all of its assets in equity securities of issuers with market capitalizations between $500 million and $1 billion and identified by BSFM as value companies.

To determine whether a company's stock falls within the value classification, BSFM analyzes it based on fundamental factors such as price to book ratios, price to earnings ratios, earnings growth, dividend payout ratios, return on equity, and the company's beta (a measure of stock price volatility relative to the market generally). In general, BSFM believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies.

For potential investments, BSFM also, among other matters, may review new management and upcoming corporate restructuring plans, consider the general business cycle and the company's position within the specific industry and consider the responsiveness of the company to identified problems in an effort to assess the likelihood of future appreciation of the company's securities.

BSFM anticipates that at least 85% of the value of each Equity Portfolio's total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers. Each Equity Portfolio expects, under normal market conditions, to invest less than 10% of its assets in the equity securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which each Equity Portfolio may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase. Each Equity Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, each Equity Portfolio expects to have less than 15% of its assets invested in money market instruments. However, when BSFM determines that adverse market conditions exist, each Equity Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

BOND PORTFOLIO

The BOND PORTFOLIO invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds (which it defines as bonds, debentures and other fixed-income securities). The Bond Portfolio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteristics (e.g., bearing interest or having stated principal) of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Bond Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Salomon Brothers BIG Bond Index. As of March

31, 1996, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond Index was approximately nine years and their average duration was approximately five years. Under normal market conditions, the Bond Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration of not less than 65% of the Salomon Brothers BIG Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of ten years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Bond Portfolio, BSFM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of computing duration is known as effective duration.

BSFM anticipates actively managing the Bond Portfolio's assets in response to change in the business cycle. BSFM seeks to identify and respond to phases in the business cycle-simplistically, the expansion, topping out, recession and trough phases-and to invest the Bond Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it believes will achieve the Bond Portfolio's objective in a relatively conservative manner taking into account the volatility and risk associated with investing in a portfolio of relatively longer-term fixed-income securities. While the Bond Portfolio seeks, as part of its investment objective, to preserve capital, investors should recognize that the net asset value per share of the Bond Portfolio should be expected to be more volatile than the net asset value per share of a fund that invested in portfolio securities with a shorter duration.

At least 70% of the value of the Bond Portfolio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by BSFM. Up to 30% of the value of the Bond Portfolio's net assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's or BBB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by BSFM. The Bond Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by Portfolio. By this Prospectus, shares of the Portfolios are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT TECHNIQUES

Each Portfolio may engage in various investment techniques, such as options and futures transactions, short selling and lending portfolio securities, each of which involves risk. Each Equity Portfolio also may engage in foreign currency exchange transactions, which also involve risk. Options and futures transactions, as well as investments in certain asset-backed, mortgage-backed and government securities, involve "derivative securities." Short selling is discussed below. For a discussion of these other investment techniques and their related risks, see "Appendix--Investment Techniques" and "Risk Factors" below.

Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Short selling by the Bond Portfolio will be used primarily in conjunction with a long transaction, but not necessarily in the same instrument or an instrument with a similar maturity or interest rate, to effect a hedged position to take advantage of spreads in the market place.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. Each Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. See "Appendix--Investment Techniques--Options Transactions."

Each Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. No Portfolio may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. No Portfolio may sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

In addition to the short sales discussed above, each Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale. The Portfolio at no time will have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that the Portfolio will make short sales against the box for purposes of protecting the value of the Portfolio's net assets.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may (i) borrow money to the extent  permitted under the 1940 Act;
(ii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation  on  investments  in  securities  issued  or  guaranteed  by the U.S.
Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the

1940 Act) of such Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In addition, each Equity Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of such Equity Portfolio's investments in all such companies to exceed 5% of the value of its total assets. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered.

NET ASSET VALUE FLUCTUATIONS--(ALL PORTFOLIOS)

Each Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.


EQUITY SECURITIES--(EQUITY PORTFOLIOS)
Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. The securities of smaller cap companies may be subject to more abrupt or erratic market movements than larger cap companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. Changes in the value of the equity securities in an Equity
Portfolio's portfolio will result in changes in the value of the Equity Portfolio's shares and thus the Equity Portfolio's yield and total return to investors.

FIXED-INCOME SECURITIES--(BOND PORTFOLIO)
Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by the Bond
Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by the Bond Portfolio has been adversely changed, the Bond Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject the Bond Portfolio to additional risk. Certain securities purchased by the Bond Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Fund's Board of Trustees. In accordance with such guidelines, BSFM will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Bond Portfolio intends to treat other stripped mortgage-backed securities as illiquid securities. See "Appendix--Certain Portfolio Securities-Illiquid Securities."

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. If the Bond Portfolio invests in such securities it may be required, to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

CERTAIN INVESTMENT TECHNIQUES--(ALL PORTFOLIOS)
The use of investment techniques such as engaging in options and futures transactions, engaging in foreign currency exchange transactions, short selling and lending portfolio securities involves greater risk than that incurred by many other funds with a similar objective. Using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Portfolio's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. See "Appendix--Investment Techniques."

Each Portfolio's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securities held for less than three months. This 30% test limits the extent to which the Portfolio may sell securities held for less than three months, effect short sales of securities held for less than three months, write options expiring in less than three months and invest in certain futures contracts, among other strategies. With the exception of the above requirement, the amount of portfolio activity will not be a limiting factor when making portfolio decisions. Under normal market conditions, the portfolio turnover rate of each Portfolio generally will not exceed 100%. See "Portfolio Transactions" in the Portfolios' Statement of Additional Information.

INVESTING IN FOREIGN SECURITIES--(ALL PORTFOLIOS)
Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, each Portfolio will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal, interest and dividends on the foreign securities or might restrict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Portfolio changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Portfolio from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries, although applicable tax conventions may reduce or eliminate such taxes. All such taxes paid by a Portfolio will reduce its net income available for distribution to investors.

FOREIGN CURRENCY EXCHANGE--(EQUITY PORTFOLIOS)
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Equity Portfolio of unrealized profits or force the Equity Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

FOREIGN COMMODITY TRANSACTIONS--(EQUITY PORTFOLIOS)
Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. See "Appendix-Investment Techniques." For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Equity Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Equity Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Equity Portfolio could incur losses as a result of those changes.

SIMULTANEOUS INVESTMENTS--(ALL PORTFOLIOS)
Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSFM. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolios' Statement of Additional Information contains the name and general business experience of each Trustee.



INVESTMENT ADVISER

The Portfolios' investment adviser is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSFM is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1997 of over $3.3 billion.

BSFM supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between BSFM and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. Large Cap Value Portfolio's principal portfolio managers are Robert S. Reitzes, Mark A. Kurland and James G. McCluskey. Mark A. Kurland, Chairman and Chief Executive Officer of BSFM and Bear Stearns Asset Management ("BSAM"), serves as Co-Manager of the Portfolio. Mr. Kurland also serves as Senior Managing Director of Bear, Stearns & Co. Inc. He was previously Director of Global Research from 1991 to 1995 at Bear, Stearns & Co. Inc., where he also served as a member of the Investment Policy Committee, President's Advisory Counsel, Equities Subcommittee and the Funds Committee. He was previously Co-Head of Institutional Equities and Director of Research at Mabon, Nugent & Co. Mr. McCluskey serves as Senior Portfolio Manager of the Portfolio. He is also a Senior Managing Director of Bear Stearns. Prior to joining Bear Stearns in 1997, Mr. McCluskey was a Principal and Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates, Inc. from 1990 to 1997. Mr. Reitzes is also the principal portfolio manager for Small Cap Value Portfolio. Small Cap Value Portfolio is managed by Robert S. Reitzes, Harris Cohen and Gail Sprute. Mr. Reitzes is the Director of Mutual Funds of BSAM and Senior Managing Director of Bear Stearns since March 1994. From January 1991 to March 1994, he was Co-Director of Research and Senior Chemical Analyst of C.J. Lawrence/Deutsche Bank Securities Corp. Ms. Sprute joined BSAM in 1994 as an equity portfolio manager/equity analyst. From 1991 to 1994, she was employed by Deutsche Morgan Grenfell/C.J. Lawrence as an associate analyst in the equity research division. Mr. Cohen joined BSAM in 1996 as an equity portfolio manager/analyst. Prior to this, he was a Senior Analyst at Furman Selz LLC. Mr. Cohen graduated in 1993 with a M.B.A. from the Stern School of Business at New York University. The Bond Portfolio's principal portfolio manager is Peter E. Mahoney. Mr. Mahoney rejoined Bear Stearns in November 1995 as a Managing Director of Bear Stearns and Director of Fixed Income Investments of BSAM, positions he held during his employment with Bear Stearns from June 1987 through November 1994. From November 1994 to November 1995 he was a financial consultant.


Under the terms of the Investment Advisory Agreement, each Equity Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 0.75 of 1% of the Equity Portfolio's average daily net assets and the Bond Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 0.45 of 1% of the Bond Portfolio's average daily net assets. For the fiscal year ended March 31, 1997, no fees were paid by Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio pursuant to a voluntary undertaking by BSFM.

Each Portfolio's administrator is BSFM. Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of each Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of each Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Fund, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $132,000 for each Portfolio.

For the fiscal year ended March 31, 1997, Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio each paid PFPC Inc. a monthly fee at the effective annual rate of 0.49 of 1%, 0.31 of 1% and 0.45 of 1%, respectively of the Portfolio's average daily net assets.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc.

may waive a portion of its fee. Effective May 1, 1996, and until further notice, PFPC Inc. will reduce each Portfolio's monthly minimum to $7,500 for net assets of less than $25 million; $9,167 for net assets of $25 million to $50 million; $11,000 for net assets in excess of $50 million. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to each Portfolio.


DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - CLASS A AND CLASS C SHARES


Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders a fee as follows of the average daily net assets of the respective class:

-------------------------------------------------------------------------------
                                                      CLASS A     CLASS C
-------------------------------------------------------------------------------

Equity Portfolios .........................             0.50%      1.00%

Bond Portfolio ............................             0 .35      0.75%




With respect to Class A shares, 0.25% of this fee, attributable to distribution related expenses, is currently being waived. Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. Of these amounts, up to 0.25% of the average daily net assets of each class will compensate institutions for personal service and maintenance of accounts holding Portfolio shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan.

DISTRIBUTION PLAN - CLASS B SHARES

Under a Plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), for Class B shares, the Fund will pay the Distributor an annual fee of 0.75% per year of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensates Bear Stearns for distributing Portfolio shares. Bear Stearns may pay a portion of this amount to other institutions that sell Portfolio shares.

SHAREHOLDER SERVICING PLAN - CLASS B SHARES

The Fund has adopted a Shareholder Servicing Plan for Class B shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares.


EXPENSE LIMITATION


BSFM has undertaken until such time as it gives investors at least 60 days notice to the contrary that, if in any fiscal year, certain expenses, including the investment advisory fee and fees under the Plan, exceed 0.80% of the average daily net assets of the Bond Portfolio--Class A, 1.20% of the average daily net assets of the Bond Portfolio--Class B, 1.20% of the average daily net assets of the Bond Portfolio--Class C, 1.50% of the average daily net assets of each Equity Portfolio--Class A, 2.00% of the average daily net assets of each Equity Portfolio--Class B, and 2.00% of the average daily net assets of each Equity
Portfolio--Class C for the fiscal year, BSFM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

                                HOW TO BUY SHARES

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $250 or $100 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. When purchasing Portfolio shares, investors must specify which class is being purchased.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.


CHOOSING A CLASS OF SHARES

Determining which class of shares best suits your investment needs depends on several factors. Each Class of shares has its own operating costs and sales charges that will affect the results of your investment over time. Perhaps the most significant factors are how much you intend to invest and the length of time you expect to hold your investment. If your goals change over time, you should review your investment to determine whether a particular class of shares best suits your needs.

The factors discussed below assume the expenses that apply to each Class of shares as described in this prospectus. In addition, they assume an annual rate of return of 10%. The actual amount of the return may be higher or lower, depending on actual investment returns over time. This discussion is not intended to be investment advice or recommendations, because each investor's goals, needs and circumstances are unique.

MAXIMUM PURCHASE AMOUNT

There is a maximum purchase limitation of $500,000 in the aggregate on purchases of Class B shares and a maximum purchase limitation of $1,000,000 in the aggregate on purchases of Class C shares. Investors who purchase $1 million or more with a time horizon of more than one year may only purchase Class A shares.

LENGTH OF INVESTMENT

Knowing the approximate time you plan to hold your investment can help you select the class of shares that is most appropriate for you. Generally, the amount of sales charge you pay over time will depend on the amount you invest. If you plan to invest a large amount over time, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (the initial sales charge of Class A Shares effectively reduces the amount of your investment), compared to the higher expenses on Class B shares or Class C shares, which do not feature an initial sales charge.

If you plan to invest up to $100,000 for a short period of time, Class C shares might be more appropriate even though the class expenses are higher, because there is no initial sales charge and no CDSC if held for over one year. In other cases, investors with a medium-term investment horizon may find Class A shares more suitable, because of the higher class expenses and CDSC of Class B shares. If you invest more than $100,000 and increase your investment horizon toward six years, then Class A shares may be more appropriate, because the effect of the higher class expenses of Class C shares might be greater than the effect of the initial sales charge of the Class A shares.

PAYMENTS TO BROKERS
Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate the Distributor and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER
You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.


PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--[Name of Portfolio]" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds--[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Portfolio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which Class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the relevant Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

NET ASSET VALUE


Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Equity Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. Substantially all of the Bond Portfolio's investments are valued each business day at fair value as determined by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Procedures of the Service are reviewed under the general supervision of the Fund's Board of Trustees. The remaining assets of the Bond Portfolio are valued using available market quotations or at fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Portfolios' Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service (the "IRS").

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Equity Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:


-----------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SALES LOAD
                                                     -----------------------------
                                                     AS A % OF           AS A % OF           DEALER
                                                     OFFERING            NET ASSET           CONCESSIONS
                                                     PRICE PER           VALUE PER           AS A % OF
AMOUNT OF TRANSACTION                                SHARE               SHARE               OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------


Less than $50,000...................................  5.50%              5.82%               5.25%
$50,000 to less than $100,000.......................  4.75               4.99                4.25
$100,000 to less than $250,000.....................   3.75               3.90                3.25
$250,000 to less than $500,000......................  2.75               2.83                2.50
$500,000 to less than  $1,000,000...................  2.00               2.04                1.75

$1,000,000 and above................................  0.00*              0.00                1.25



The public offering price for Class A shares of the Bond Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:


-----------------------------------------------------------------------------------------------------------------------
                                                           TOTAL SALES LOAD
                                                    ------------------------------
                                                     AS A % OF           AS A % OF           DEALER
                                                     OFFERING            NET ASSET           CONCESSIONS
                                                     PRICE PER           VALUE PER           AS A % OF
AMOUNT OF TRANSACTION                                SHARE               SHARE               OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------


Less than $50,000...................................  4.50%              4.71%               4.25%
$50,000 to less than $100,000.......................  4.25               4.44                4.00
$100,000 to less than $250,000......................  3.25               3.36                3.00
$250,000 to less than $500,000......................  2.50               2.56                2.25
$500,000 to less than  $1,000,000...................  2.00               2.04                1.75
$1,000,000 and above                                  0.00               0.00                1.25



-----------------

* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption.

The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares-Contingent Deferred Sales Charge-Class C Shares" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; and (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of each Portfolio. Dividends and distributions reinvested in Class A shares of a Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of each Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.00% of the net asset value of shares purchased by the dealers' clients or customers in this manner.


CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares". The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolios will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:


                                         CDSC as a Percentage of
Year Since                                    Dollar Amount
Purchase                                     Subject to CDSC
--------                                     ---------------
First                                              5%
Second                                             5%
Third                                              4%
Fourth                                             3%
Fifth                                              2%
Sixth                                              1%
Seventh                                            0%
Eighth*                                            0%




-----------------

* As discussed below, Class B Shares automatically convert to Class A Shares after the eighth year following purchase.

Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."


RIGHT OF ACCUMULATION-- CLASS A SHARES


Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of any Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolios, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $250 and will be entitled to the Right of Accumulation.


LETTER OF INTENT-- CLASS A SHARES


By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of each Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or a Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of a Portfolio (minimum initial investment of $250 and minimum subsequent investments of $100 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the

Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of a Class of a Portfolio, shares of the same Class of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares-General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of a Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal
Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Shares will be exchanged at the next determined net asset value; however, except in the instances described below, a sales load may be charged with respect to exchanges of Class A shares into portfolios or funds sold with a sales load. Generally, a sales load will be charged if the shares being exchanged were subject to a sales load which is lower than the sales load to which the shares being purchased are subject or were not subject to any sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange. The CDSC applicable on redemption of Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged. If an investor is exchanging Class A shares into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may recognize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION


The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in shares of the same Class of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a Class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.


This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.


                              HOW TO REDEEM SHARES

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances a CDSC will be charged.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.


The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Fund within 60 days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE-- CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then- current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of an Equity Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $256) would be charged at a rate of 5% for a total CDSC of $12.00.

WAIVER OF CDSC

The CDSC applicable to Class B shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established, and (f) redemption proceeds which are to be reinvested in accounts or non-registered products over which BSFM or its advisory affiliates have investment discretion. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC that were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify the Distributor. Any such qualification is subject to confirmation of the investor's entitlement.

CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of an Equity Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC

The CDSC applicable to Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established, and (f) redemption proceeds which are to be reinvested in accounts or non-registered products over which BSFM or its advisory affiliates have investment discretion. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify the Distributor. Any such qualification is subject to confirmation of the investor's entitlement.


PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds--Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the securities transfer association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.


AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.




                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                                 [TO BE UPDATED]


Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. The Bond Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends usually are paid on or about the twentieth day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing income dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption.

Each Equity Portfolio ordinarily pays dividends from its net investment income at least once a year.


Each Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of each Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class of a Portfolio will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."


Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio's shares and whether such distributions are received in cash or reinvested in, or redirected into other, shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSFM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Generally, the Fund must withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such share holder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may direct the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state and local taxes in respect of their investment in Portfolio shares.

Management of the Fund believes that each Portfolio has qualified for the fiscal year ended March 31, 1997 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. A Portfolio may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes applicable to an investment in a Portfolio.


                             PERFORMANCE INFORMATION


For purposes of advertising, performance for each class of each Portfolio may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each class will be calculated separately.

Performance of the Bond Portfolio also may be advertised on the basis of current yield. Current yield refers to the Bond Portfolio's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period.

For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include such Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of such Portfolio's actual total return for the applicable period.


Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for each Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.


Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing each Equity Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average and other industry publications. Performance information that may be used in advertising or marketing the Bond Portfolio's shares can include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values; Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

                               GENERAL INFORMATION


The Fund was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Portfolio's shares are classified into four classes-Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of seven portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder  inquiries  may be  made  by  writing  to the  Fund  at  PFPC  Inc.,
Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

THE BEAR STEARNS FUNDS

     Account Information Form

     Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-766-4111. For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139.

1    Account Type  (Please print; indicate only one registration type)

     [ ]  Individual                     [ ]  Joint Tenant

     ------------------------------------------------------------------------------------------------------------------
     NAME

     ------------------------------------------------------------------------------------------------------------------
     JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

     ___ ___ ___ - ___ ___ - ___ ___ ___ ___            ___ - ___ ___ ___ ___ ___ ___ ___
     SOCIAL SECURITY NUMBER OF PRIMARY OWNER            TAXPAYER IDENTIFICATION NUMBER

     (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

     (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

     ------------------------------------------------------------------------------------------------------------------
     [ ] Uniform Gift to Minors, or     [ ] Uniform Transfer to Minors (where allowed by law)

     ------------------------------------------------------------------------------------------------------------------
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ------------------------------------------------------------------------------------------------------------------
     NAME OF MINOR (ONLY ONE PERMITTED)

     Under the                                                                    Uniform Gift/Transfers to Minors Act.
               ------------------------------------------------------------------
                                   STATE RESIDENCE OF MINOR


     ___ ___ / ___ ___ / ___ ___               ___ ___ ___ - ___ ___ - ___ ___ ___ ___
     MINOR'S DATE OF BIRTH                     MINOR'S SOCIAL SECURITY NUMBER (REQUIRED TO OPEN ACCOUNT)

     ------------------------------------------------------------------------------------------------------------------
     [ ] Corporation     [ ] Partnership     [ ] Trust*    [ ] Other

     ------------------------------------------------------------------------------------------------------------------
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     ------------------------------------------------------------------------------------------------------------------
     NAME(S) OF TRUSTEE(S)                              DATE OF THE TRUST AGREEMENT

     ___ ___ ___ - ___ ___ - ___ ___ ___ ___            ___ - ___ ___ ___ ___ ___ ___ ___
     SOCIAL SECURITY NUMBER (REQUIRED TO OPEN ACCOUNT)  TAXPAYER IDENTIFICATION NUMBER (REQUIRED TO OPEN ACCOUNT)

     * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

2    Mailing Address

     ------------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                 APARTMENT NUMBER

     ------------------------------------------------------------------------------------------------------------------
     CITY                                               STATE                           ZIP CODE

     (     )                                                            (     )
     ------------------------------------------------------------------------------------------------------------------
     DAY TELEPHONE                                                      EVENING TELEPHONE

3    Investment Information
     Method of Investment
     [ ]  I have enclosed a check for a minimum initial investment of $1,000 per Fund.
     [ ]  I have enclosed a check for a minimum subsequent investment of $250 per Fund or completed the Systematic
          Investment Plan information in Section 13.

     [ ]  I purchased _____________________ shares of _______________________________________________ through my broker on ____/____/____. Confirm # _______________.

     Please make my investment in the Funds designated below:
     ------------------------------------------------------------------------------------------------------------------
     CLASS A  CLASS B CLASS C BEAR STEARNS FUNDS                                                INVESTMENT AMOUNT
     ------------------------------------------------------------------------------------------------------------------
     ______        ______     S&P STARS Portfolio                                               $______________________
     ______        ______     Large Cap Value Portfolio                                         $______________________
     ______        ______     Small Cap Value Portfolio                                         $______________________
     ______        ______     Total Return Bond Portfolio                                       $______________________
     ______        ______     The Insiders Select Fund                                          $______________________
     ______        ______     Emerging Markets Debt Portfolio                                   $______________________
     ______        ______     Money Market Portfolio                                            $______________________
                              Focus List Portfolio                                              $______________________
                              -----------------------                                           $______________________
                              -----------------------
                              TOTAL INVESTMENT AMOUNT                                           $======================

     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted.

                                                    NOT PART OF THE PROSPECTUS

Checks  should be made  payable  to the Fund which you are  investing  in. If no class is designated, your investment will be made in Class A shares.


4    Reduced Sales Charge (Available for Class A Shares Only)
     Method of Investment

     Are you a shareholder in another Bear Stearns Fund?   [ ] Yes  [ ] No
     [ ]  I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).

     ------------------------------------------------------------------------------------------------------------------
     FUND  ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ------------------------------------------------------------------------------------------------------------------
     FUND  ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ------------------------------------------------------------------------------------------------------------------
     FUND  ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     Letter of Intent

     [ ]  I am already investing under an existing Letter of Intent.

     [ ]  I agree to the Letter of Intent provisions in the Fund's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least:  [ ]  $50,000  [ ]  $100,000  [ ]  $250,000  [ ]  $500,000  [ ]  $1,000,000

     Net Asset Value Purchase

     [ ]  I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

     [ ]  I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)

5    Distribution Options

     Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

     Dividends                       [ ]  Pay by check.       [ ]  Reinvest.
     Capital Gains                   [ ]  Pay by check.       [ ]  Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

     [ ]  Please reinvest dividends and capital gains from the ____________________________ to the __________________________ .
                                                                     (NAME OF FUND)                     (NAME OF FUND)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

     ------------------------------------------------------------------------------------------------------------------
     NAME

     ------------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                              APARTMENT NUMBER

     ------------------------------------------------------------------------------------------------------------------
     CITY                                                                       STATE                ZIP CODE

     ------------------------------------------------------------------------------------------------------------------
     Optional Features

6    Automatic Withdrawal Plan

     [ ]  Fund Name                                                                [ ] Amount
                   --------------------------------------------------------                  --------------------------

     [ ]  Startup month __________________________

     Frequency option:   [ ] Monthly     [ ] Every other month    [ ] Quarterly    [ ] Semiannually     [ ] Annually

     .   A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
     .   Payments will be made on or near the 25th of the month.
     .   Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.
     [ ] Please mail checks to Address of Record (Named in Section 2)
     [ ] Please electronically credit my Bank of Record (Named in Section 9)
     [ ] Special payee as specified below:

     ------------------------------------------------------------------------------------------------------------------
     NAME

     ------------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                         APARTMENT NUMBER

     ------------------------------------------------------------------------------------------------------------------
     CITY                                                                       STATE           ZIP CODE

7    Telephone Exchange Privilege

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     [ ]  I DO NOT want the Telephone Exchange Privilege.

                                                    NOT PART OF THE PROSPECTUS

8    Telephone Redemption Privilege

     [ ]  I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.

9    Bank of Record (for Telephone Redemptions and/or Systematic Investment Plans)
     Please attach a voided check (for electronic credit to your checking account) in the space provided in Section 13.

     ------------------------------------------------------------------------------------------------------------------
     BANK NAME

     ------------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                 APARTMENT NUMBER

     ------------------------------------------------------------------------------------------------------------------
     CITY                                                             STATE             ZIP CODE

     ------------------------------------------------------------------------------------------------------------------
     BANK ABA NUMBER                                                  BANK ACCOUNT NUMBER

     ------------------------------------------------------------------------------------------------------------------
     ACCOUNT NAME

10   Signature and Taxpayer Certification

     The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we)
     am(are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I(we) may bear the risk of loss in event of fraudulent use of the Privilege. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
     Under penalty of perjury, I certify that:
     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c)
         the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. Mutual fund shares are not deposits of, or guaranteed by, any depository institution, nor are they insured by the FDIC. Investment in the funds involves investment risks, including possible loss of principal.

     [ ] Exempt from backup withholding         [ ] Nonresident alien (Form W-8 attached)
                                                                                          -----------------------------
                                                                                          COUNTRY OF CITIZENSHIP

     ------------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE                                              TITLE              DATE

     ------------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE                                              TITLE              DATE

11   For Authorized Dealer Use Only (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account
     Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of
     Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption
     Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

     ------------------------------------------------------------------------------------------------------------------
     DEALER'S NAME                                                              DEALER NUMBER

     ------------------------------------------------------------------------------------------------------------------
     MAIN OFFICE ADDRESS                                                        BRANCH NUMBER

     ------------------------------------------------------------------------------------------------------------------
     REPRESENTATIVE'S NAME                                                      REP. NUMBER
                                                                                (     )
     ------------------------------------------------------------------------   ---------------------------------------
     BRANCH ADDRESS                                                             TELEPHONE NUMBER

     ------------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE OF DEALER                     TITLE                           DATE

12   Additional Account Statements (Please Print)

     In addition to myself and my representative, please send copies of my account statements to:

     -----------------------------------------------------------      -----------------------------------------------------------
     NAME                                                             NAME

     -----------------------------------------------------------      -----------------------------------------------------------
     ADDRESS                                                          ADDRESS

     -----------------------------------------------------------      -----------------------------------------------------------
     CITY, STATE, ZIP CODE                                            CITY, STATE, ZIP CODE



                                                    NOT PART OF THE PROSPECTUS

13   Systematic Investment Plan

     The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Funds' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear
     Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal
     Plan.

     Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the

     Application receipt date, the Plan may take 10 to 20 days to be in effect.

     [ ] Monthly                [ ] Every alternate month
     [ ] Quarterly              [ ] Other _________________________________

     $ ______________ into the ______________________________________________Fund __________________________ Start Month.
        $100 MINIMUM

     $ ______________ into the ______________________________________________Fund __________________________ Start Month.
        $100 MINIMUM

     $ ______________ into the ______________________________________________Fund __________________________ Start Month.
        $100 MINIMUM

     If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.

        John Smith                                                                                               000
        123 First Avenue
        Anytown, USA 12345

        ------------------------------------------------------------------------------------------------------------
                                                               VOID
        ------------------------------------------------------------------------------------------------------------

        --------------------------------------------------              --------------------------------------------

     Service Assistance
     Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m.
     Eastern Time at:
     1-800-447-1139

     Mailing or Fax Instructions

     Mail your completed Account Information Form and check to:

     The Bear Stearns Funds
     c/o PFPC Inc.
     P.O. Box 8960
     Wilmington, DE 19899-8960
     Fax: 302-791-1777

     If applications will be faxed, please call and notify Client Services at 1-800-
     447-1139 before placing an order.

     Bear, Stearns & Co, Inc.
     6.97

                                                    NOT PART OF THE PROSPECTUS

                                    APPENDIX

INVESTMENT TECHNIQUES

In connection with its investment objective and policies, each Portfolio may employ, among others, the following investment techniques which may involve certain risks. Options and futures transactions involve "derivative securities."

OPTIONS TRANSACTIONS--(ALL PORTFOLIOS)
Each Portfolio may engage in options transactions. Each Portfolio is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Portfolio may invest. Each Portfolio may write and sell covered call option contracts on securities owned by the Portfolio not exceeding 20% of the value of its net assets at the time such option contracts are written. Each Portfolio also may purchase call options to enter into closing purchase transactions. Each Portfolio also may write covered put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security or securities. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

Each Equity Portfolio also may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.

Each Equity Portfolio may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether an Equity Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

Successful use by each Equity Portfolio of options will be subject to BSFM's ability to predict correctly movements in the direction of individual stocks, the stock market generally, foreign currencies or interest rates. The Bond Portfolio's successful use of options will be subject to BSFM's ability to predict correctly movements in interest rates. To the extent BSFM's predictions are incorrect, a Portfolio may incur losses which could adversely affect the value of a shareholder's investment.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--(ALL PORTFOLIOS)
Each Portfolio may enter into interest rate futures contracts and options with respect thereto. Each Equity Portfolio also may enter into stock index futures contracts and currency futures contracts, and options with respect thereto, in U.S. domestic markets or on exchanges located outside the United States. See "-Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although no Portfolio would be a commodity pool, it would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions.

Each Portfolio's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Portfolio may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Portfolio engages in the use of futures and options on futures for other than bona fide hedging purposes, the Portfolio may be subject to additional risk.

Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of a shareholder's investment. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. In addition, an Equity Portfolio engaging in futures transactions in foreign markets may involve greater risks than trading on domestic exchanges.

Successful use of futures by an Equity Portfolio or the Bond Portfolio also is subject to BSFM's ability to predict correctly movements in the direction of the market or foreign currencies, or interest rates, respectively, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each Portfolio may be required to segregate cash or high quality liquid securities in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

FORWARD COMMITMENTS--(BOND PORTFOLIO)
The Bond Portfolio may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Bond Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Bond Portfolio may sell these securities before the settlement date if it is deemed advisable. The Bond Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held by the Bond Portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Bond Portfolio to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Bond Portfolio consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities of the type in which the Bond Portfolio invests at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Bond Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Bond Portfolio's net assets and its net asset value per share.

FUTURE DEVELOPMENTS--(ALL PORTFOLIOS)
Each Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative investments which are not presently contemplated for use by a Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Portfolio's investment objective and legally permissible for such Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus.

LENDING PORTFOLIO SECURITIES--(ALL PORTFOLIOS)
From time to time, each Portfolio may lend securities from its portfolio of investments to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 331/3% of the value of a Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

BORROWING MONEY--(ALL PORTFOLIOS)
As a fundamental policy, each Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 331/3% of the value of such company's total assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS--(EQUITY PORTFOLIOS)
Each Equity Portfolio's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Equity Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

MORTGAGE-RELATED SECURITIES--(BOND PORTFOLIO)
The  Bond  Portfolio  may  invest  in  mortgage-related   securities  which  are
collateralized by pools of mortgage loans.

Mortgage-related securities are a form of derivative securities collateralized by pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities in which the Bond Portfolio may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities which are derivative multiclass mortgage securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Bond Portfolio purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to prepay. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Bond Portfolio. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Bond Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Bond Portfolio will receive when these amounts are reinvested. For further discussion concerning the investment considerations involved, see "Description of the Fund-Risk Factors-Fixed-Income Securities" above and "Illiquid Securities" below and "Investment Objective and Management Policies-Portfolio Securities-Mortgage-Related Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES--(BOND PORTFOLIO)
The Bond Portfolio may invest in asset-backed securities which are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

CONVERTIBLE SECURITIES--(ALL PORTFOLIOS)
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

The Bond Portfolio also may invest in debt securities with warrants attached or in units with warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

In connection with its purchases of convertible securities (which include debt securities with warrants), the Bond Portfolio from time to time may hold common stock received upon the conversion of the security or the exercise of the warrant. The Bond Portfolio does not intend to retain the common stock in its portfolio and will sell it as promptly as it can and in a manner which it believes will reduce the risk to the Bond Portfolio of loss in connection with the sale.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MUNICIPAL OBLIGATIONS--(BOND PORTFOLIO)
Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to interest income received by it from municipal obligations generally will be subject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Bond Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

ZERO COUPON AND STRIPPED SECURITIES--(BOND PORTFOLIO)
The Bond Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Bond Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--(BOND PORTFOLIO)
The Bond Portfolio may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BSFM to be of comparable quality to the other obligations in which the Bond Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the
European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Bond Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, in the circumstances described under "Description of the Fund-Management Policies," in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES--(ALL PORTFOLIOS)
U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES--(ALL PORTFOLIOS)
In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS--(ALL PORTFOLIOS)
Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS--(ALL PORTFOLIOS)
Repurchase agreements involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Portfolio may be delayed or limited.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--(ALL PORTFOLIOS) Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSFM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS--(EQUITY PORTFOLIOS)
Each Equity Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of an Equity Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

INVESTMENT COMPANY SECURITIES--(ALL PORTFOLIOS)
Each Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, a Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES--(ALL PORTFOLIOS)
Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, options traded in the over-the-counter market and securities used to cover such options, and certain asset-backed and mortgage-backed securities, such as certain collateralized mortgage obligations and stripped mortgage-backed securities. As to these securities, each Portfolio is subject to a risk that should such Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of such Portfolio's net assets could be adversely affected.

RATINGS--(ALL PORTFOLIOS)
The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BSFM also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Portfolio will rely on BSFM's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BSFM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security held by a Portfolio has been changed, BSFM will consider all circumstances deemed relevant in determining whether such Portfolio should continue to hold the security.

     The
Bear Stearns
   Funds

245 Park Avenue
New York, NY 10167
1-800-766-4111



Distributor
Bear, Stearns & Co. Inc.
245 Park  Avenue
New York, NY 10167

Investment Adviser and Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167


Custodian
CustodianCustodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
PFPC Inc.Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022



Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      T H E  B E A R  S T E A R N S  F U N D S
2 4 5 P A R K A V E N U E N E W Y O R K, N Y 1 0 1 6 7  1  8 0 0  7 6 6  4 1 1 1

PROSPECTUS
                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund


                             Class A, B and C Shares


The Bear Stearns Funds (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, shares of The Insiders Select Fund, a non-diversified portfolio (the "Portfolio") are offered. The Portfolio's investment objective is capital appreciation.


By this Prospectus, the Portfolio is offering three classes of shares. Class A shares are subject to a sales charge imposed at the time of purchase . Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class , as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Portfolio issues another class of shares which has different expenses which would affect performance. Investors desiring to obtain information about this class of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.


BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSFM is also referred to herein as the "Adviser."

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSFM, serves as the Portfolio's distributor.

                  --------------------------------------------


THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Part B (also known as the Statement of Additional Information), dated ________, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus.


                                   --------------------------------------------



MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                 _________, 1997

                                TABLE OF CONTENTS

                                                                       PAGE

Fee Table.........................................................   3

Financial Highlights..............................................   4

Alternative Purchase Methods......................................   5

Description of the Fund...........................................   5

Risk Factors......................................................   9

Management of the Fund............................................   10

How to Buy Shares.................................................   12

Shareholder Services..............................................   16

How to Redeem Shares..............................................   17

Dividends, Distributions and Taxes................................   20

Performance Information...........................................   21

General Information...............................................   22

Appendix..........................................................   A-1

                                    FEE TABLE

------------------------------------------------------------------------------------------------------------------------------------

                                                                        CLASS A                CLASS B               CLASS C

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases

    (as a percentage of offering price) ............................    5.50%                      --                    --

Maximum Deferred Sales Charge Imposed on
Redemptions (as a percentage of the amount subject to

charge) ............................................................       *                     5.00%                 1.00%


ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS)

     Advisory Fees (after fee waiver)** ............................    0.00%***                 0.00***               0.00%***
    12b-1 Fees  (after fee waiver)**** .............................    0.25%                    0.75%                 1.00%

    Other Expenses (after expense

     reimbursement)** ..............................................    1.40%                    1.40%                 1.15%
                                                                        ----                     ----                  ----
    Total Portfolio Operating Expenses (after fee
    waiver and expense reimbursement)** ............................    1.65%                    2.15%                 2.15%
                                                                        ====                     ====                  ====


 EXAMPLE:
    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

         1 YEAR ....................................................   $  71                     $ 73                 $ 32
         3 YEARS ...................................................   $ 104                     $110                 $ 67
         5 YEARS ...................................................   $ 140                     $138                 $115
         10 YEARS ..................................................   $ 240                     $235                 $248


EXAMPLE:
    You would pay the following expenses on the same investment, assuming no redemption:

         1 YEAR ....................................................   $  --                     $ 22                 $ 22
         3 YEARS ...................................................   $  --                     $ 67                 $ 67
         5 YEARS ...................................................   $  --                     $115                 $115
         10 YEARS *****.............................................   $  --                     $235                 $248



-----------------
* In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year after purchase. See "How to Buy Shares-Class A Shares."

** With respect to Class A and B shares, Other Expenses includes a shareholder servicing fee of 0.25%. With respect to all classes, BSFM has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.65% for Class A, 2.15% for Class B and 2.15% for Class C. Without such waiver and expense reimbursement, Advisory Fees stated above would have been 1.00% for each class, Other Expenses would have been 2.47% for Class A and 2.21% for Class C, and Total Portfolio Operating Expenses would have been 3.47% for Class A and 3.96% for Class C. With respect to Class B shares, Other Expenses are estimated to be 2.21, and Total Portfolio Operating Expenses are estimated to be 3.96%.

*** The Advisory Fee is payable at an annual rate equal to 1% of the Portfolio's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on the Portfolio's performance. See "Management of the Fund-Investment Adviser."

**** With respect to Class A and Class C shares, 12b-1 fees include a shareholder servicing fee of 0.25%. With respect to Class A shares, the remaining 0.25%, attributable to distribution related expenses, is currently being waived. Without the fee waiver, 12b-1 fees with respect to Class A shares would have been 0.50%.

***** Class B shares  convert  to Class A shares  eight  years  after  purchase;
      therefore, Class A expenses are used in the hypothetical example after year eight with respect to Class B shares.

The amounts listed in the example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a description of the expense reimbursements or fee waiver arrangements in effect, see "Management of the Fund."

                              FINANCIAL HIGHLIGHTS


The information in the table below covering the Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolio's Annual Report for the fiscal year ended March 31, 1997 which is incorporated by reference into the Portfolio's Statement of Additional Information which is available upon request.

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class A and C shares of the Portfolio for the periods indicated. This information has been derived from information provided in the Portfolio's financial statements.




---------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                               FOR THE FISCAL                JUNE 16, 1995*
                                                                 YEAR ENDED                      THROUGH
                                                               MARCH 31, 1997                MARCH 31, 1996
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS A        CLASS C        CLASS A         CLASS C
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE**

     Net asset value, beginning of period..............     $ 14.00       $  13.96        $ 12.00        $12.00
     Net investment income/(loss) (1)..................        0.02          (0.06)          0.03         (0.01)
     Net realized and unrealized gain on

      investments and securities sold short (2)........        2.48           2.47           1.98          1.97
                                                           --------        -------          -----       -------
     Net increase in net assets resulting from
      operations.......................................        2.50           2.41           2.01          1.96
                                                           --------        -------         ------       -------
     Dividends and distributions to shareholders from


     Net investment income.............................       (0.01)          --            (0.01)         --
     Net realized capital gains........................       (1.91)         (1.89)          --            --
                                                           --------       --------

                                                              (1.92)         (1.89)         (0.01)         --
                                                           --------       --------        -------        ------

     Net asset value, end of period....................     $ 14.58        $ 14.48        $ 14.00        $13.96
                                                            =======        =======        =======        ======
     Total investment return (3).......................       18.31%         17.69%         16.75%        16.33%
                                                             ======        =======       ========        ======

RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period (000's omitted).........    $13,860      $9,519            $12,132        $9,928
     Ratio of expenses to average net assets (1).......       1.65%       2.15%              1.65%(4)      2.15%(4)

     Ratio of net investment income/(loss) to average
       net assets......................................       0.11%      (0.38)%             0.38%(4)     (0.12)%(4)
     Decrease reflected in above expense ratios and
      net investment income/(loss) due to waivers and
      reimbursements...................................       1.82%        1.81%             1.87%(4)      1.92%(4)
     Portfolio turnover rate...........................     128.42%      128.42%            93.45%(5)     93.45%(5)
     Average commission rate per share (6).............    $0.0264      $0.0264           $0.0294       $0.0294

-----------------------
 *  Commencement of investment operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the date of distribution.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5) Not annualized.
(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.
 Further information about performance is contained in the Portfolio's Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

                          ALTERNATIVE PURCHASE METHODS


By this Prospectus, the Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 5.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares-Class A shares." Class A shares of the Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class A. Currently, 0.25% of this fee, attributable to distribution related expenses, is being waived. See "Management of the Fund-Distribution and Shareholder Servicing Plan."

CLASS B SHARES

Class B shares of the Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem Shares-Class B shares." The Class B shares of the Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% and an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Management of the Fund-Distribution and Shareholder Servicing Plan." Class B shares will convert to Class A shares, based on their relative net asset values, eight years after initial purchase. The distribution and shareholder servicing fee paid by Class B will cause such class to have a higher expense ratio and to pay lower dividends than Class A.

CLASS C SHARES

Class C shares of the Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares-Class C Shares." These shares of the Portfolio also are subject to an annual distribution and shareholder servicing fee at the rate of 1% of the average daily net assets of Class C, of which 0.75% compensates Bear Stearns for distribution services and 0.25% is deemed to be for shareholder servicing. See "Management of the Fund-Distribution and Shareholder Servicing Plan." The distribution and shareholder servicing fee paid by Class C will cause such class to have a higher expense ratio and to pay lower dividends than Class A .

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in the Portfolio, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the investment return of Class A . See "How to Buy Shares - Choosing a Class of Shares."



                          DESCRIPTION OF THE PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's investment objective is capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority as defined in the Investment Company Act of 1940, as amended, (the

"1940 Act") of the Portfolio's outstanding voting shares. There can be no assurance that the Portfolio's investment objective will be achieved.

INVESTMENT STRATEGY

The Adviser selects portfolio securities by analyzing the behavior of (i) corporate insiders-officers, directors and significant stockholders-through an analysis of their publicly filed reports of their trading activities in the equity securities of the companies for which they are insiders, (ii) financial analysts, through an analysis of their published reports about covered companies, including predicted earnings and revisions to predicted earnings, and
(iii) the company itself, through an analysis of its behavior as to corporate finance matters, such as stock repurchase programs, dividend policies and new securities issuance.

Corporate insiders are believed by the Adviser to be in the best position to understand the near-term prospects of their companies. The Adviser believes that insider behavior can be observed and analyzed since insiders are required to disclose transactions in their company's equity securities to the Securities and Exchange Commission generally no later than the tenth day of the month following the transaction. Each month many thousands of these disclosures are received. The Adviser believes that collecting, classifying and analyzing these transactions provides valuable investment management information.

These insiders may have many reasons for transacting in company stock and stock options. Many of these are entirely incidental to the future of the company. For example, an insider may sell stock to buy a home or finance a college education for his or her child. Likewise a new management team may wish to signal confidence in the company by making token purchases of the company's equity. Many other transactions, however, are related directly to the insider's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits likely believes the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells indicate broad agreement within a firm as to the direction of the stock.

Financial analysts use a variety of means to learn more about the companies they follow. Among these are visits to the company and in-depth discussions with management. Successful analysts learn to interpret the words and actions of management and the firm itself. Likewise, management uses its discussions with certain analysts as a means of signaling their views to the marketplace. The
Adviser monitors changes in analysts' predicted earnings and ratings. The Adviser believes that analysts' revisions can be a valuable indicator of future returns for the company's stock.

Part of the normal activity of every public company is its financing decisions. A company must routinely decide whether to maintain or change its dividend policy, whether to buy its own stock in the open market or whether to issue new securities. From time to time the company may decide that its stock is undervalued. Many companies see undervaluation as an opportunity to purchase the company's stock in the open market. The Adviser believes that by monitoring changes in shares outstanding (in the hands of the public), a useful signal can be extracted relating to the companies beliefs about its prospects. Similarly, the company's decision to sell securities to the public or another firm can be an indication that the company believes that its stock has reached a near-term high, a potentially useful sell signal. Insiders, analysts and the company each send signals that can be analyzed by the Adviser to produce valuable information about the prospects for individual companies. The Adviser believes that the most powerful analysis, however, comes from the interaction of all three sources. While no one signal alone determines whether a security will be purchased or sold, no security will be considered for purchase or sale unless a positive or negative signal, as the case may be, is received from insider behavior. In its analysis, the Adviser uses only data that is available to the public. The Adviser obtains the data on insider trading activity from CDA/Investnet, which compiles this information from publicly available Securities and Exchange Commission filings.

MANAGEMENT POLICIES

Under normal market conditions, the Adviser invests substantially all of the Portfolio's assets in the equity securities of U.S. issuers. The Adviser selects equity securities believed by it to provide opportunities for capital appreciation or gains through short selling. Issuers are selected without regard to market capitalization, although the Adviser anticipates that the issuers principally will be mid- to large capitalization companies; that is, those with market capitalizations exceeding $1 billion.

The Adviser selects from the universe of U.S. equity securities those securities it believes, in the aggregate, will approximate or exceed the total return performance of the Standard & Poor's 500 Stock Index* (the "S&P 500 Index"). The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The composition of the S&P 500 Index is determined by Standard & Poor's based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry group, and may be changed from time to time. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of March 31, 1997, approximately 48% of the S&P 500 Index was composed of the 50 largest companies. The Portfolio will not invest in all or substantially all of the common stocks included in the S&P 500 Index and may invest in stocks that are not included in the S&P 500 index.
The Portfolio expects ordinarily to invest in approximately 60 to 150 stocks.

By investing in this manner-that is purchasing other equity securities in a manner intended to approximate or exceed the performance of the S&P 500 Index-the Adviser seeks to exceed the total return of the S&P 500 Index.

Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Portfolio may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase. Convertible securities rated in the lowest investment grade rating may be considered to have speculative characteristics. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated. The Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, the Portfolio expects to have less than 15% of its assets invested in money market instruments. However, when the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT TECHNIQUES

The Portfolio may engage in various investment techniques, such as short selling, lending portfolio securities and options and futures transactions, each of which involves risk. Options and futures transactions involve "derivative
--------
* "Standard & Poor's," "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.

securities." Short selling and futures transactions are discussed below. For a discussion of these other investment techniques and their related risks, see "Appendix-Investment Techniques" and "Risk Factors."

SHORT SELLING

Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. See "Appendix-Investment Techniques-Options Transactions."

The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. The Portfolio may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. The Portfolio may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale. The Portfolio at no time will have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that the Portfolio will make short sales against the box for purposes of protecting the value of the Portfolio's net assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolio may enter into stock index futures contracts, and options with respect thereto, in U.S. domestic markets. See "Appendix-Investment Techniques-Options Transactions." These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although the Portfolio is not a commodity pool, it is subject to rules of the Commodity Futures Trading Commission (the "CFTC") limiting the extent to which it may engage in these transactions.

The Portfolio's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, the Portfolio may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent the Portfolio engages in the use of futures and options on futures for other than bona fide hedging purposes, the Portfolio may be subject to additional risk.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of a shareholder's investment. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. In addition, engaging in futures transactions in foreign markets may involve greater risks than trading on domestic exchanges.

Successful use of futures by the Portfolio also is subject to the Adviser's ability to predict correctly movements in the direction of the market or foreign currencies and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio may be required to segregate cash or liquid securities in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

FUTURE DEVELOPMENTS

The Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus.

CERTAIN FUNDAMENTAL POLICIES

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies-Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies-Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

No investment is free from risk. Investing in the Portfolio will subject investors to certain risks which should be considered.

NET ASSET VALUE FLUCTUATIONS

The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

EQUITY SECURITIES

Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the equity securities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors.

CERTAIN INVESTMENT TECHNIQUES

The use of investment techniques such as short selling, lending portfolio securities and engaging in options and futures transactions, involves greater risk than that incurred by many other funds with a similar objective. Using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Portfolio's net asset value fluctuates. See "Appendix-Investment Techniques."

The Portfolio's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securities held for less than three months. This 30% test limits the extent to which the Portfolio may sell securities held for less than three months, effect short sales of securities held for less than three months, write options expiring in less than three months and invest in certain futures contracts, among other strategies. With the exception of the above requirement, the amount of portfolio activity will not be a limiting factor when making portfolio decisions. Under normal market conditions, the Portfolio's portfolio turnover rate generally will not exceed 150%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Portfolio Transactions" in the Portfolio's Statement of Additional Information.

NON-DIVERSIFIED STATUS

The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

SIMULTANEOUS INVESTMENTS

Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolio's investment adviser is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSFM is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at March 31, 1997 of over $2.9 billion.

BSFM supervises and assists in the overall management of the Portfolio's affairs under an Investment Advisory Agreement between BSFM and the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. BSFM uses a team approach to money management consisting of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of the Portfolio. The team consists of Mark Kurland, Senior Portfolio Manager; Robert Reitzes, Senior Portfolio Manager; Jim McCluskey, Senior Portfolio Manager; Gail Sprute, Portfolio Manager/Analyst and Harris Cohen, Portfolio Manager/Analyst. Jim McCluskey leads the portfolio manager team for the Portfolio. Mr. McCluskey, a Chartered Financial Analyst, joined BSFM in May 1997 as a Senior Managing Director and Senior Portfolio Manager. From 1989 through 1997, he was a Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates, an institutional asset management firm where he co-managed over $2 billion in assets.

The Portfolio pays BSFM an advisory fee at an annual rate equal to 1% of the Portfolio's average daily net assets which will be adjusted monthly depending on the extent to which the investment performance of Portfolio shares exceeded or was exceeded by the percentage change in the investment record of the S&P 500 Index.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 1% of the Portfolio's average daily net assets (the "Basic Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the investment performance of the class of shares (currently, Class C) expected to bear the highest total Portfolio operating expenses, after expenses, exceeded or was exceeded by the percentage change in the investment record of the S&P 500 Index. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to BSFM (the "Total Advisory Fee") by up to 0.50% per year of the value of the Portfolio's average daily net assets.

The monthly Total Advisory Fee is calculated as follows: (a) one-twelfth of the 1.0% annual Basic Fee rate (0.083%) is applied to the Portfolio's average daily net assets over the most recent calendar month, giving a dollar amount which is the Basic Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to the Portfolio's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment (for the first twelve-month period, no performance adjustment will be made); and (c) the Monthly Performance Adjustment is then added to or subtracted from the Basic Fee and the result is the amount payable by the Portfolio to BSFM as the Total Advisory Fee for that month.

The full range of Total Advisory Fees on an annualized basis is as follows:


PERCENTAGE POINT DIFFERENCE
BETWEEN DESIGNATED CLASS'
PERFORMANCE (NET OF
EXPENSES INCLUDING ADVISORY FEES)                     PERFORMANCE
AND PERCENTAGE CHANGE IN THE                          ADJUSTMENT
S&P 500 INDEX                                         BASIC FEE (%)             RATE (%)       TOTAL FEE (%)

+3.00 percentage points or more....................           1%                 0.50%        1.50%
+2.75 percentage points or more but less than +3.00
percentage points..................................           1%                 0.40%        1.40%
+2.50 percentage points or more but less than +2.75
percentage points..................................           1%                 0.30%        1.30%
+2.25 percentage points or more but less than +2.50
percentage points..................................           1%                 0.20%        1.20%
+2.00 percentage points or more but less than +2.25
percentage points..................................           1%                 0.10%        1.10%
Less than +2.00 percentage points but more than
-2.00 percentage points............................           1%                 0.00%        1.00%
-2.00 percentage points or less but more than -2.25
percentage points..................................           1%                -0.10%        0.90%
-2.25 percentage points or less but more than -2.50
percentage points..................................           1%                -0.20%        0.80%
-2.50 percentage points or less but more than -2.75
percentage points..................................           1%                 -0.30%       0.70%
-2.75 percentage points or less but more than -3.00
percentage points..................................           1%                 -0.40%       0.60%
-3.00 percentage points or less....................           1%                 -0.50%       0.50%


The period over which performance is measured is a rolling twelve-month period and the performance of the S&P 500 Index is calculated as the sum of the change in the level of the S&P 500 Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the S&P 500 Index. For the fiscal year ended March 31, 1997, no fees were paid by the Portfolio pursuant to a voluntary undertaking by BSFM.

The Portfolio's administrator is BSFM. Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Fund, PFPC Inc. provides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. an annual fee, as follows: 0.10 of 1% per annum of the first $200 million of the Portfolio's average daily net assets,
0.075 of 1% per annum of the next $200 million up to $400 million of the Portfolio's average daily net assets, 0.05 of 1% of the next $200 million up to $600 million of the Portfolio's average daily net assets, 0.03 of 1% per annum of average daily net assets in excess of $600 million. These advisory fees are subject to a monthly minimum fee of $11,000.

For the fiscal year ended March 31, 1997, the Portfolio paid PFPC Inc. a monthly fee at the effective annual rate of 0.45 of 1% of the Portfolio's average daily net assets.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may waive a portion of its fee. Effective May 1, 1996, and until further notice, PFPC Inc. will reduce its monthly minimum to $7,500 for net assets of less than $25 million; $9,167 for net assets of $25 million to $50 million; $11,000 for net assets in excess of $50 million. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution and Shareholder Servicing Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.


DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - CLASS A SHARES AND CLASS C SHARES

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders a fee at the annual rate of 0.50% and 1.00% of the average daily net assets of Class A and Class C, respectively. With respect to Class A shares, 0.25% of this fee, attributable to distribution related expenses, is currently being waived. Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. Of these amounts, up to 0.25% of the average daily net assets of each class will compensate institutions for personal service and maintenance of accounts holding Portfolio shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan.

DISTRIBUTION PLAN - CLASS B SHARES

Under a Plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), for Class B shares, the Fund will pay Bear Stearns an annual fee of 0.75% per year of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensates Bear Stearns for distributing Portfolio shares. Bear Stearns may pay a portion of this amount to other institutions that sell Portfolio shares.

SHAREHOLDER SERVICING PLAN - CLASS B SHARES

The Fund has adopted a Shareholder Servicing Plan for Class B shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares.


EXPENSE LIMITATION


BSFM has undertaken until such time as it gives investors at least 60 days notice to the contrary that, if in any fiscal year, certain expenses, including the investment advisory fee and fees under the Plan, exceed 1.50% of Class A's average daily net assets 2% of Class B's average daily net assets and 2% of Class C's average daily net assets for the fiscal year, BSFM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.


                                HOW TO BUY SHARES

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $250 or $100 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. When purchasing Portfolio shares, investors must specify which class is being purchased.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.


CHOOSING A CLASS OF SHARES

Determining which class of shares best suits your investment needs depends on several factors. Each class of shares has its own operating costs and sales charges that will affect the results of your investment over time. Perhaps the most significant factors are how much you intend to invest and the length of time you expect to hold your investment. If your goals change over time, you should review your investment to determine whether a particular class of shares best suits your needs.

The factors discussed below assume the expenses that apply to each class of shares as described in this prospectus. In addition, they assume an annual rate of return of 10%. The actual amount of the return may be higher or lower, depending on actual investment returns over time. This discussion is not intended to be investment advice or recommendations, because each investor's goals, needs and circumstances are unique.

MAXIMUM PURCHASE AMOUNT

There is a maximum purchase limitation of $500,000 in the aggregate on purchases of Class B shares and a maximum purchase limitation of $1,000,000 in the aggregate on purchases of Class C shares. Investors who purchase $1 million or more may only purchase Class A shares. If you purchase over $1 million, and do not maintain your investment for at least one year from the date of purchase, you will be charged a CDSC of 1%.

LENGTH OF INVESTMENT

Knowing the approximate time you plan to hold your investment can help you select the class of shares that is most appropriate for you. Generally, the amount of sales charge you pay over time will depend on the amount you invest. If you plan to invest a large amount over time, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (the initial sales charge of Class A Shares effectively reduces the amount of your investment), compared to the higher expenses on Class B shares or Class C shares, which do not feature an initial sales charge.

If you plan to invest up to $100,000 for a short period of time, Class C shares might be more appropriate even though the class expenses are higher, because there is no initial sales charge and no CDSC if held for over one year. In other cases, investors with a medium-term investment horizon may find Class A shares more suitable, because of the higher class expenses and CDSC of Class B shares. If you invest more than $100,000 and increase your investment horizon toward eight years, then Class A shares may be more appropriate, because the effect of the higher class expenses of Class C shares might be greater than the effect of the initial sales charge of the Class A shares.

PAYMENTS TO BROKERS

Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER

You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.


PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds-The Insiders Select Fund" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-The Insiders Select Fund, P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Portfolio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form, a copy of which is attached to this Prospectus, indicating which class of shares is being purchased and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds-The Insiders Select Fund, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.


NET ASSET VALUE


Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Portfolio's Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service (the "IRS").

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in the Portfolio. The public offering price for Class A shares of the Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

                                TOTAL SALES LOAD

                                             AS A % OF                AS A % OF                   DEALER

CONCESSIONS
                                          OFFERING PRICE           NET ASSET VALUE               AS A % OF
AMOUNT OF TRANSACTION                        PER SHARE                PER SHARE               OFFERING PRICE


Less than $50,000..........................     5.50%                    5.82%                      5.25%
$50,000 to less than $100,000...........        4.75                     4.99                       4.25
$100,000 to less than $250,000..........        3.75                     3.90                       3.25
$250,000 to less than $500,000..........        2.75                     2.83                       2.50
 $500,000 to less than $1,000,000.. .....       2.00                     2.04                       1.75
$1,000,000 and above.....................       0.00*                    0.00                       1.25


-----
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption.

The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares-Contingent Deferred Sales Charge-Class C Shares" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) the Adviser, its affiliates or its officers, directors or employees (including retired employees), any partnership of which the Adviser is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of the Adviser; (c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which the Adviser or an affiliate acts as sponsor; (e) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans and other benefit plans (excluding Keogh Plans, IRAs and SEP-IRAs), and insurance companies; (g) any pension funds (excluding Keogh Plans, IRAs and SEP-IRAs), state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of the Portfolio. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.00% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A shares of the Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of, Fund shares pursuant to agreements with the Fund or Bear Stearns:
(i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts", provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.


CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares". The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolio will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:


                                         CDSC as a Percentage of
Year Since                                    Dollar Amount
Purchase                                     Subject to CDSC
--------                                     ---------------
First                                              5%
Second                                             5%
Third                                              4%
Fourth                                             3%
Fifth                                              2%
Sixth                                              1%
Seventh                                           0%
Eighth*                                            0%




-----------------

* As discussed below, Class B Shares automatically convert to Class A Shares after the eighth year following purchase.

Class B shares of the Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolio believes is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION-CLASS A SHARES

Investors in Class A shares may qualify for a reduced sales charge. Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of the Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolio, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other.

LETTER OF INTENT-CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of the Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or the Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN


The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $250 and minimum subsequent investments of $100 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.



                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of a class of the Portfolio, shares of the same class of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares-General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days notice to the affected portfolio or fund shareholders. The Fund, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal
Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.


Shares will be exchanged at the next determined net asset value; however, except in the instances described below, a sales load may be charged with respect to exchanges of Class A shares into portfolios or funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange. The CDSC applicable on a redemption of Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged. If an investor is exchanging Class A shares into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may recognize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION


The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by the Portfolio in shares of the same class of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.


This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.


                              HOW TO REDEEM SHARES

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances a CDSC will be charged. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.


The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Fund within 60 days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE-CLASS  B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $256) would be charged at a rate of 5% for a total CDSC of $12.00.

WAIVER OF CDSC

The CDSC applicable to Class B shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with the Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC that were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of an Equity Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC

The CDSC applicable to Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) to the extent that shares redeemed have been withdrawn from the

Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.


PROCEDURES


REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS


Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT

Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds-The Insiders Select Fund, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the securities transfer association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.




                       DIVIDENDS, DISTRIBUTIONS AND TAXES


                                 [TO BE UPATED]

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. The Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of each Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."


Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into other, shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSFM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charged on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Generally, the Fund must withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may direct the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While the Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Fund believes that the Portfolio has qualified for the fiscal year ended March 31, 1997 as a "regulated investment company" under the Code. The Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Portfolio may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes applicable to an investment in the Portfolio.


                             PERFORMANCE INFORMATION

For purposes of advertising, performance for each class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and Class C shares should be expected to be lower than that of Class A shares. Performance for each class will be calculated separately.


Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.


Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.


Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average and other industry publications.


                               GENERAL INFORMATION


The Fund was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced operations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Portfolio's shares are classified into four classes-Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of seven portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder  inquiries  may be  made  by  writing  to the  Fund  at  PFPC  Inc.,
Attention: The Insiders Select Fund, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

   --------------------------------------------------------------------------
                             The Bear Stearns Funds
   --------------------------------------------------------------------------

     Account Information Form
     Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-766-4111. For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139.

(1)  Account Type (Please print indicate only one registration type)
     [_] Individual          [_] Joint Tenant

     ---------------------------------------------------------------------------
     NAME

     ---------------------------------------------------------------------------
     JOINT REGISTRANT, IF ANY (SEE NOTES 1 AND 2)

           -   -                                    -
     ------ ---  ------                        -----  ----------------
     SOCIAL SECURITY NUMBER                    TAXPAYER IDENTIFICATION NUMBER
     OF PRIMARY OWNER

     (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

     (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

     ---------------------------------------------------------------------------
     [_] Uniform Gift to Minors, or      [_] Uniform Transfer to Minors (where
                                             allowed by law)

     ---------------------------------------------------------------------------
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ---------------------------------------------------------------------------
     NAME OF MINOR (ONLY ONE PERMITTED)

     Under the _______________________ Uniform Gift/Transfers to Minors Act.
               STATE RESIDENCE OF MINOR

            /      /                                       -   -
     ------  -----  ------                           ------ ---  ------
     MINOR'S DATE OF BIRTH                      MINOR'S SOCIAL SECURITY NUMBER
                                                (REQUIRED TO OPEN AN ACCOUNT)


     --------------------------------------------------------------------------
     [_] Corporation    [_]  Partnership       [_] Trust*       [_] Other

     --------------------------------------------------------------------------
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     --------------------------------------------------------------------------
     NAME(S) OF TRUSTEE(S)                          DATE OF THE TRUST AGREEMENT

           -      -                                 -
     ------  -----  ------                     -----  ----------------
     SOCIAL SECURITY NUMBER                    TAXPAYER IDENTIFICATION NUMBER
     (REQUIRED TO OPEN ACCOUNT)                (REQUIRED TO OPEN ACCOUNT)

     * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

(2)  Mailing Address

     ---------------------------------------------------------------------------
     STREET OF P.O. BOX                        APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                          STATE                   ZIP CODE

     (    )                                  (    )
     ----------------------------------      -----------------------------------
     DAY TELEPHONE                           EVENING TELEPHONE

(3)  Investment Information
     Method of Investment

     [_] I have enclosed a check for a minimum investment of $1,000 per Fund.

     [_] I have enclosed a check for a minimum subsequent investment of $250 per Fund or completed the Systematic Investment Plan information in Section 13.

     [_] I purchased ____________ shares of __________________ through my broker on____/____/_____. Confirm #__________________.


     Please make my investment in the Funds designated below:

     ---------------------------------------------------------------------------

     CLASS A  CLASS B   CLASS C    BEAR STEARNS FUNDS          INVESTMENT AMOUNT

     ---------------------------------------------------------------------------

                           S&P STARS Portfolio                 $
     ------     -------                                          --------------
                           Large Cap Value Portfolio           $
     ------     -------                                          --------------
                           Small Cap Value Portfolio           $
     ------     -------                                          --------------
                           Total Return Bond Portfolio         $
     ------     -------                                          --------------
                           The Insiders Select Fund            $
     ------     -------                                          --------------
                           Emerging Markets Debt Portfolio     $
     ------     -------                                          --------------

                           Money Market Portfolio              $
     ------     -------                                          --------------
                  N/A      Focus List Portfolio                $
     ------     -------                                          --------------
                           TOTAL INVESTMENT AMOUNT             $
                                                                 ==============
     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted. Checks should be made payable to the Fund which you are investing in. If no class is designated, your investment will be made in Class A shares.

                          NOT PART OF THE PROSPECTUS

(4)  Reduced Sales Charge (Available for Class A Shares)

     Method of Investment

     Are you a shareholder in another Bear Stearns Fund?      Yes  [_] No

     [_] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).

     ---------------------------------------------------------------------------
     FUND                               ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ---------------------------------------------------------------------------
     FUND                               ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ---------------------------------------------------------------------------
     FUND                               ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     Letter of Intent

     [_] I am already investing under an existing Letter of Intent.

     [_] I agree to the Letter of Intent provisions in the Fund's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least [_] $50,000 [_] $100,000 [_] $250,000 [_] $500,000
         [_] $1,000,000

     Net Asset Value Purchase

     [_] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

     [_] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)

(5)  Distribution Options

     Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

     Dividends      [_] Pay by check.    [_] Reinvest.

     Capital Gains  [_] Pay by check.    [_] Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

     [_] Please reinvest dividends and capital gains from the __________________
                                                                (NAME OF FUND)
     to the _________________.

             (NAME OF FUND)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:


     ---------------------------------------------------------------------------
     NAME

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX                                       APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                                     STATE           ZIP CODE

     ---------------------------------------------------------------------------
     Optional Features

(6)  Automatic Withdrawal Plan

     [_] Fund Name                                       [_] Amount
                   ---------------------------------                ------------
     [_] Startup Month
                       -----------------------

     Frequency option:  [_] Monthly   [_] Every other month  [_] Quarterly
     [_] Semiannually  [_] Annually

     * A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
     * Payments will be made on or near the 25th of the month
     * Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

     [_] Please mail checks to Address of Record (Named in Section 2)

     [_] Please electronically credit my Bank of Record (Named in Section 9)

     [_] Special payee as specified below:

     ---------------------------------------------------------------------------
     NAME

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX                                       APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                                     STATE           ZIP CODE

(7)  Telephone Exchange Privilege

     Unless   indicated   below,  I  authorize  the  Transfer  Agent  to  accept
     instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     [_] I DO NOT want the Telephone Exchange Privilege.


                          NOT PART OF THE PROSPECTUS

(8)  Telephone Redemption Privilege

     [_] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.

(9)  Bank of Record (for Telephone Redemptions and/or Systematic Investment
     Plans)

     Please attach a voided check (for electronic credit to your checking account) in the space provided in Section 13.

     ---------------------------------------------------------------------------
     BANK NAME

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX                                         APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                                        STATE           ZIP CODE

     ---------------------------------------------------------------------------
     BANK ASA NUMBER                 BANK ACCOUNT NUMBER

     ---------------------------------------------------------------------------
     ACCOUNT NAME

(10) Signature and Taxpayer Certification

     The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I
     (we) may bear the risk of loss in event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Account Information Form.

     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

     Under penalty of perjury, I certify that:

     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. Mutual fund shares are not deposits of, or guaranteed by, any depository institution, nor are they insured by the FDIC. Investment in the funds involves investment risks, including possible loss of principal.

     [_] Exempt from backup withholding

     [_] Nonresident alien (Form W-8 attached)
                                               ---------------------------------
                                               COUNTRY OF CITIZENSHIP

     ---------------------------------------------------------------------------
     AUTHORIZED SIGNATURE                 TITLE                       DATE

     ---------------------------------------------------------------------------
     AUTHORIZED SIGNATURE                 TITLE                       DATE

(11) For Authorized Dealer Use Only (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

     ---------------------------------------------------------------------------
     DEALER'S NAME                                                 DEALER NUMBER

     ---------------------------------------------------------------------------
     MAIN OFFICE ADDRESS                                           BRANCH NUMBER

     ---------------------------------------------------------------------------
     REPRESENTATIVE'S NAME                                         REP. NUMBER
                                                            (   )
     -----------------------------------------------------  --------------------
     BRANCH ADDRESS                                         TELEPHONE NUMBER

     ---------------------------------------------------------------------------
     AUTHORIZED SIGNATURE OF DEALER            TITLE                   DATE

(12) Additional Account Statements (Please Print)

     In addition to myself and my representative, please send copies of my account statements to:

     -------------------------------------  ------------------------------------
     NAME                                   NAME

     -------------------------------------  ------------------------------------
     ADDRESS                                ADDRESS

     -------------------------------------  ------------------------------------
     CITY, STATE, ZIP CODE                  CITY, STATE, ZIP CODE


                           NOT PART OF THE PROSPECTUS

(13) Systematic Investment Plan

     The Systematic Investment Plan, which is available to shareholders of The Bear Stearns Funds, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Funds' Transfer Agent can arrange for an amount of money selected by you ($100) minimum to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

     Please debit $ ____________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

     [_] Monthly                [_] Every alternate month
     [_] Quarterly              [_] Other _______________

     $_____________ into the __________________ Fund _____________ Start Month.
      $100 MINIMUM

     $_____________ into the __________________ Fund _____________ Start Month.
      $100 MINIMUM

     $_____________ into the __________________ Fund _____________ Start Month.
      $100 MINIMUM

     If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.


     ---------------------------------------------------------------------------

        John Smith                                                    000
        123 First Avenue
        Anytown, USA 12345

                                                                    $[-----]
        ------------------------------------------------------------

        --------------------------------------------------------------------
                                  V O I D
        --------------------------    --------------------------------------


     ---------------------------------------------------------------------------

Service Assistance

Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m. Eastern Time at:

1-800-447-1139

Mailing or Fax Instructions

Mail your completed Account Information Form and check to:

The Bear Stearns Funds
c/o PFPC Inc.
P.O. Box 8960
Wilmington, DE 19899-8960

Fax: 302-791-1777

If applications will be faxed, please call and notify Client Services at 1-800-447-1139 before placing an order.


Bear Stearns & Co. Inc.
7.97


                           NOT PART OF THE PROSPECTUS

                                    APPENDIX

INVESTMENT TECHNIQUES

In connection with its investment objective and policies, the Portfolio may employ, among others, the following investment techniques which may involve certain risks. Options transactions involve "derivative securities."

OPTIONS TRANSACTIONS

The Portfolio is permitted to invest up to 5% of its total assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Portfolio may invest. The Portfolio may write and sell covered call option contracts on securities owned by the Portfolio not exceeding 20% of the value of its net assets at the time such option contracts are written. The Portfolio also may purchase call options to enter into closing purchase transactions. The Portfolio also may write covered put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security or securities. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

The Portfolio may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

Successful use by the Portfolio of options will be subject to the Adviser's ability to predict correctly movements in the direction of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Adviser's predictions are incorrect, the Portfolio may incur losses which could adversely affect the value of a shareholder's investment.

LENDING PORTFOLIO SECURITIES

From time to time, the Portfolio may lend securities from its portfolio of investments to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 331/3% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

BORROWING MONEY

As a fundamental policy, the Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 331/3% of the value of such company's total assets. However, the Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments.


                          CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into a specified number of shares of common stock of the same or a different issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

The Portfolio may invest, in the circumstances described under "Description of the Fund-Management Policies," in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. GOVERNMENT SECURITIES

The  Portfolio  may  purchase  securities  issued  or  guaranteed  by  the  U.S.
Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


BANK OBLIGATIONS

The Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Portfolio will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS

Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Portfolio. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

The Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

INVESTMENT COMPANY SECURITIES

The Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, the Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES

The Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and options traded in the over-the-counter market and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

     THE
BEAR STEARNS
    FUNDS

245 Park Avenue
New York, NY 10167
1-800-766-4111


DISTRIBUTOR
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167


INVESTMENT ADVISER AND ADMINISTRATOR
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167


CUSTODIAN
Custodian Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

TRANSFER & DIVIDEND
DISBURSEMENT AGENT
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   T H E  B E A R  S T E A R N S  F U N D S
2 4 5 P A R K A V E N U E N E W Y O R K, N Y 1 0 1 6 7   1 8 0 0 7 6 6 o 4 1 1 1

PROSPECTUS


                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                             Class A, B and C Shares

S&P STARS Portfolio (the "STARS Portfolio" or the "Portfolio") is a separate non-diversified portfolio of The Bear Stearns Funds (the "Fund"), an open-end management investment company, known as a mutual fund. The STARS Portfolio's investment objective is to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500"). As its investment strategy, the investment adviser principally uses Standard & Poor's ("S&P") Stock Appreciation Ranking System (or STARS) to identify a universe of securities in the highest category (which is five stars) to evaluate for purchase and in the lowest category (which is one star) to evaluate for short selling. The investment adviser believes that this approach will provide opportunities to achieve performance that exceeds the S&P 500's total return.

By this Prospectus, the STARS Portfolio is offering three classes of shares. Class A shares are subject to a sales charge imposed at the time of purchase . Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The STARS Portfolio issues another class of shares which has different expenses which would affect performance. Investors desiring to obtain information about this class of shares should call 1-800-766-4111 or ask their sales representative or the STARS Portfolio's distributor.


BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.


BEAR, STEARNS & CO. INC. ("BEAR STEARNS"), an affiliate of BSFM, serves as the Portfolio's distributor.


                                ----------------

This Prospectus sets forth concisely information about the Portfolio that you should know before investing. It should be read and retained for future reference.


Part B (also known as the Statement of Additional Information), dated _________, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus.


                                ----------------


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 _________, 1997

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Fee Table...............................................................    3
Financial Highlights....................................................    4
Alternative Purchase Methods............................................    5
Description of the STARS Portfolio......................................    6
Risk Factors............................................................    8
Management of the STARS Portfolio.......................................   10
How to Buy Shares.......................................................   12
Shareholder Services....................................................   15
How to Redeem Shares....................................................   17
Dividends, Distributions and Taxes......................................   19
Performance Information.................................................   20
General Information.....................................................   21
Appendix................................................................  A-1

                                                FEE TABLE


-------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A          CLASS B           CLASS C
-------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).....................        5.50%              --                --
     Maximum Deferred Sales Charge Imposed on
     Redemptions (as a percentage of the amount
     subject to charge)*.....................................          *              5.00%             1.00%

ANNUAL STARS PORTFOLIO OPERATING EXPENSES**
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
     Advisory Fees (after fee waiver)........................        0.05%            0.05%             0.05%
     12b-1 Fees****..........................................        0.25%            0.75%             1.00%

     Other Expenses (after expense reimbursement)***.........        1.20%            1.20%             0.95%
     Total Portfolio Operating Expenses (after fee waiver and
     expense reimbursement)***...............................        1.50%            2.00%             2.00%
                                                                     ====             ====              ====

EXAMPLE:
     You would pay the following expenses on a $1,000  investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
     1 YEAR..................................................        $ 69             $ 71              $ 30
     3 YEARS.................................................        $100             $106              $ 63
     5 YEARS.................................................        $132             $131              $108
     10 YEARS*****...........................................        $228             $220              $233
     You would pay the following  expenses on the same  investment, assuming no redemption:
     1 YEAR..................................................         --              $ 20              $ 20
     3 YEARS.................................................         --              $ 63              $ 63
     5 YEARS.................................................         --              $ 108             $108
     10 YEARs*****...........................................         --              $ 220             $233

---------------------
* In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions of Class A shares within the first year after purchase. See "How to Buy Shares-Class A Shares."


** Prior to June 25, 1997, the Portfolio invested all of its assets in the S&P STARS Master Series (the "Master Series"), a series of S&P STARS Fund. The Master Series had substantially the same investment objective, policies and restrictions as the Portfolio.


*** With respect to Class B shares, Other Expenses include a shareholder servicing fee of 0.25%. With respect to all classes, BSFM has undertaken to waive its advisory fee and assume certain expenses of the STARS Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total STARS Portfolio Operating Expenses exceed 1.50% for Class A, 2.00% for Class B and 2.00% for Class C. Without such waiver, Advisory Fees stated above would have been 0.75% for each class. Other Expenses would have been 2.15% for Class A and 1.90% for Class C and Total STARS Portfolio Operating Expenses would be 2.20% for Class A and 2.70% for Class C. With respect to Class B shares, Other Expenses are estimated to be 1.90, and Total Portfolio Operating Expenses are estimated at 2.70.

**** With respect to Class A and Class C shares, 12b-1 fees include a shareholder servicing fee of 0.25%. With respect to Class A shares, the remaining 0.25%, attributable to distribution related expenses, is currently being waived. Without the fee waiver, 12b-1 fees with respect to Class A shares would have been 0.50%.

***** Class B shares  convert  to Class A shares  eight  years  after  purchase;
      therefore, Class A expenses are used in the hypothetical example after year eight with respect to Class B shares.


The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the STARS Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the STARS Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the STARS Portfolio."

                              FINANCIAL HIGHLIGHTS

The information in the table below covering the STARS Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolio's Annual Report for the fiscal year ended March 31, 1997 which is incorporated by reference into the Portfolio's Statement of Additional Information which is available upon request.


Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class A and Class C shares of the Portfolio for the periods indicated. Prior to June 25, 1997, the Portfolio invested all of its assets in the S&P STARS Master Series (the "Master Series"), a series of S&P STARS Fund. The Master Series had substantially the same investment objective, policies and restrictions as the Portfolio. This information has been derived from information provided in the Portfolio's financial statements.



------------------------------------------------------------------------------------------------------------------------------------
                                                         FOR THE PERIOD
                                                     FOR THE FISCAL YEAR               APRIL 5, 1995*
                                                              ENDED                       THROUGH
                                                          MARCH 31, 1997                MARCH 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A           CLASS C     CLASS A          CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance**
Net asset value, beginning of period ...........       $14.92         $14.86         $12.00         $12.00
Net investment loss (1) ........................        (0.09)         (0.17)            --          (0.06)
Net realized and unrealized gain from Master
Series (2) .....................................         2.63           2.62           3.31           3.28
                                                   ----------     ----------     ----------     ----------
Net increase in net assets resulting from                2.54           2.45           3.31           3.22
operations .....................................   ----------     ----------     ----------     ----------

Dividends and distributions to shareholders from        (1.33)         (1.25)         (0.39)         (0.36)
Net realized capital gains .....................   ----------     ----------     ----------     ----------

                                                        (1.33)         (1.25)         (0.39)         (0.36)
                                                   ----------     ----------     ----------     ----------

Net asset value, end of period .................       $16.13         $16.06         $14.92         $14.86
                                                       ======         ======         ======         ======

Total investment return for the period (3) .....        16.87%         16.33%         27.68%         26.91%
                                                       ======         ======         ======         ======

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......      $67,491        $37,622        $45,049        $28,081
Ratio of expenses to average net assets (1) ....         1.50%          2.00%          1.50%(4)       2.00%(4)
Ratio of net investment loss to average
net assets (1) .................................        (0.59)%        (1.09)%        (0.01)%(4)     (0.45)%(4)
Decrease reflected in above expense ratios and
net investment loss due to waivers and
reimbursements (5) .............................         0.70%          0.70%          0.89%(4)       0.92%(4)

---------------
 * Commencement of investment operations.
** Calculated based upon shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and/or reimbursements.

(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the respective period. (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized. (5) Includes Portfolio's share of Master Series' expenses.


Contained below are ratios to average net assets and other supplemental data for the Master Series for the periods indicated. This information has been derived from information provided in the Master Series' financial statements.



                                                                                          FOR THE PERIOD
                                                                FOR THE FISCAL            APRIL 5, 1995*
                                                                  YEAR ENDED                  THROUGH
                                                                MARCH 31, 1997            MARCH 31, 1996
                                                                --------------            --------------
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....................    $120,140                   $82,028
Ratio of expenses to average net assets(1)....................        0.32%                     0.19%(2)
Ratio of net investment income to average net assets(1).......        0.59%                    1 .36%(2)
Decrease reflected in above expense ratios
  due to waivers and/or reimbursements........................        0.70%                      0.91%(2)
Portfolio turnover rate.......................................      220.00%                    295.97%(3)
Average commission rate per share(4)..........................       $0.0595                  $0.0603


*    Commencement of investment operations.
(1)  Reflects waivers and/or reimbursements.
(2)  Annualized.
(3)  Not annualized.
(4) Represents average commission rate per share charged to the Master Series on purchases and sales of investments subject to such commissions during each period.

Further information about performance is contained in the STARS Portfolio's Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

                          ALTERNATIVE PURCHASE METHODS


By this Prospectus, the Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 5.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares-Class A Shares." The Class A shares of the Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class A. Currently, 0.25% of this fee, attributable to distribution related expenses, is being waived. See "Management of the Fund-Distribution and Shareholder Servicing Plan."

CLASS B SHARES

Class B shares of the Portfolio are sold without an initial sales charge but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem Shares-Class B Shares." The Class B shares of the Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1%, and an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Management of the Fund-Distribution and Shareholder Servicing Plan." Class B shares will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fees paid by Class B will cause such class to have a higher expense ratio and to pay lower dividends than Class A.

CLASS C SHARES

Class C shares of the Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares-Class C Shares." These shares of the Portfolio also are subject to an annual distribution and shareholder servicing fee at the rate of 1% of the average daily net assets of Class C, of which 0.75% compensates Bear Stearns for distribution services and 0.25% is deemed to be for shareholder servicing. See "Management of the Fund-Distribution and Shareholder Servicing Plan." The distribution and shareholder servicing fee paid by Class C will cause such class to have a higher expense ratio and to pay lower dividends than Class A.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in the Fund, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the investment return of Class A. See "How to Buy Shares - Choosing a Class of Shares."

                       DESCRIPTION OF THE STARS PORTFOLIO

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the STARS Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

The Portfolio's investment objective is to provide investment results that exceed the total return of publicly traded common stocks, in the aggregate, as represented by the S&P 500. The Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of its outstanding voting shares. There can be no assurance that the investment objective of the Portfolio will be achieved.

STARS

STARS is S&P's proprietary stock ranking system. It is used by BSFM to identify a universe of securities in the highest category to evaluate for purchase and in the lowest category to evaluate for short selling.

STARS ranks on a scale from five stars (highest) to one star (lowest) the stocks of approximately 1,100 issuers analyzed by S&P's research staff of securities analysts. STARS represents the evaluation of S&P's analysts of the short-term (up to 12 months) appreciation potential of the evaluated stocks. The rankings are as follows:

          ***** Buy-Expected to be among the best performers over the next 12 months and to rise in price.

           ****  Accumulate-Expected to be an above-average performer.

            ***  Hold-Expected to be an average performer.

             **  Avoid-Expected to be a below-average performer.

              * Sell-Expected to be a well-below-average performer and to fall in price.

STARS was introduced by S&P in January 1987. Since 1993, on average, the five star category has consisted of approximately 95 stocks, the four star category has consisted of approximately 375 stocks, the three star category has consisted of approximately 525 stocks, the two star category has consisted of approximately 100 stocks, and the one star category has consisted of between approximately 14 and 23 stocks. Rankings may change frequently as developments affecting individual securities and the markets are considered by the S&P analysts.

For purposes of evaluating the performance of stocks in the various categories-and thus of the performance of its analysts-S&P has created a model which initially gives equal weight by dollar amount to the stocks in the various categories, does not rebalance the portfolio based on changes in values or rankings and does not take into account dividends or transaction costs. STARS is only a model; it does not reflect actual investment performance. While its performance cannot be used to predict actual results, S&P believes it is useful in evaluating the capability of its analysts. Investors should recognize that the pool of S&P analysts changes and their past performance is not necessarily predictive of future results either of the model or of the STARS Portfolio.

FROM JANUARY 1, 1987 THROUGH MARCH 31, 1997

          a    The S&P 500 (measured on a total return basis,  without  dividend reinvestment)* increased by 212.64%.
          a    The ranked stocks,  measured as described above, changed in value as follows*:
          a    Five stars -  +443.52%
          a    Four  stars -  +264.03%
          a    Three  stars -  +161.04%
          a    Two stars - +140.11%
          a    One star - -47.81%

-------------
* During this period, the average dividend yields on securities included in the S&P 500 and the securities ranked five stars were approximately 2.9% and 1.9%, respectively.

The Portfolio believes that this information should be used by investors only in their consideration that, historically, the five star stocks, measured as described above, have significantly outperformed lower ranked stocks and the one star stocks, similarly measured, have significantly underperformed the higher ranked stocks. This information should not be used to predict whether the results will occur in the future or the actual performance of a particular category. STARS performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500. In addition, at times, lower ranked STARS categories have outperformed higher ranked STARS categories and higher ranked STARS categories have under-performed the S&P 500. Specifically, the performance of five star and one star stocks has not consistently exceeded or fallen below the performance of the S&P 500. In some years, one star stocks have outperformed the S&P 500 as well as five star stocks; in other years, both one and five star stocks have outperformed the S&P
500. In 1994, one star stocks outperformed the S&P 500, which in turn outperformed five star stocks. In 1995, the S&P 500 outperformed five star stocks, which in turn outperformed one star stocks. In 1996, five star stocks outperformed both the one star stocks and the S&P 500. Investors also should consider that the Portfolio is managed actively-and, thus, its performance will depend materially on BSFM's investment determinations- and will incur transaction and other costs, including management and 12b-1 fees, which are not reflected in the foregoing information.

STARS is available to the public through various S&P publications. BSFM has access to STARS through S&P's MarketScope, a computer-accessed subscription service available for an annual fee, currently with more than 74,000 subscriber terminals.

MANAGEMENT POLICIES

The STARS Portfolio invests primarily in equity securities that, at the time of purchase, were ranked as five stars in STARS or at their time of short sale were ranked as one star in STARS.

As its investment strategy, BSFM uses STARS to identify a universe of securities in the five star category to evaluate for purchase and in the one star category to evaluate for short selling. BSFM anticipates that at least 85% of the value of the Portfolio's total assets (except when maintaining a temporary defensive position) will be invested in common stocks that, at their time of purchase, were ranked as five stars in STARS or, at their time of short sale, were ranked as one star in STARS. The Portfolio may invest up to 15% of its assets in common stocks without regard to STARS ranking, if BSFM believes that such securities offer opportunities for capital appreciation. BSFM will not seek to replicate
STARS performance and will not necessarily sell a security once it has been downgraded from five stars or cover a short position once it has been upgraded from one star. From time to time, certain closed-end investment companies are ranked by STARS and will be eligible for purchase by the Portfolio. Subsequent market appreciation of a security or changes in total assets due to subscriptions and redemptions or dividends or distributions to shareholders will not by themselves cause a violation of this investment policy. In addition, a subsequent downgrade of a five star ranked security (or a subsequent upgrade of a one-star security that has been sold short) will cause the security to be included in the 15% calculation, but will not by itself cause the Portfolio to violate this limitation. If at any time, however, the Portfolio exceeds the 15% limitation, the Portfolio will not purchase additional non-five star ranked securities or sell short additional non-one star ranked securities. The Portfolio may invest, in anticipation of investing cash positions and, without limitation, for temporary defensive purposes, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. The Portfolio will not count money market instruments for purposes of determining compliance with the 15% limitation.

INVESTMENT TECHNIQUES

The Portfolio may engage in various investment techniques, such as short selling, lending portfolio securities, and options transactions, each of which involves risk. Options transactions involve "derivative securities." Short selling is discussed below. For a discussion of these other investment techniques and their related risks, see "Appendix-Investment Techniques" and "Risk Factors" below.

Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. See "Appendix-Investment Techniques-Options Transactions."

The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. The Portfolio may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. The Portfolio may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale. The Portfolio at no time will have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that the Portfolio will make short sales against the box for purposes of protecting the value of the Portfolio's net assets.

CERTAIN FUNDAMENTAL POLICIES

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio. See "Investment Objective and Management Policies-Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and
(iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies-Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

No investment is free from risk. Investing in the STARS Portfolio will subject investors to certain risks which should be considered.

NET ASSET VALUE FLUCTUATIONS

The Portfolio's net asset value is not fixed and should be expected to fluctuate. Investors should purchase STARS Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved, including the potential loss of a significant portion of their investment.

EQUITY SECURITIES

Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the common stocks held by the Portfolio will result in changes in the value of its shares and thus its yield and total return to investors.

STARS PERFORMANCE

STARS rankings are the subjective determination of S&P's analysts. The pool of these analysts changes. Past performance of securities and issuers included in STARS cannot be used to predict future results of the Portfolio, which is managed actively by BSFM and the results of which should be expected to vary from the performance of STARS. None of the STARS Portfolio, Bear Stearns or BSFM have any ongoing relationship with S&P regarding the STARS Portfolio other than the right for a fee to use the S&P, Standard & Poor's and STARS trademarks in connection with the management of mutual funds and access to STARS through S&P's publicly available subscription service.

CERTAIN INVESTMENT TECHNIQUES

The use of investment techniques, such as short selling, lending portfolio securities and engaging in options transactions, involves greater risk than that incurred by many other funds with a similar objective. See "Appendix-Investment Techniques."

The Portfolio's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securities held for less than three months. This 30% test limits the extent to which the Portfolio may sell securities held for less than three months, effect short sales of securities held for less than three months, and write options expiring in less than three months, among other strategies. Except for this requirement, the amount of portfolio activity will not be a limiting factor when making portfolio decisions. Under normal market conditions, the turnover rate of the Portfolio generally will not exceed 150%. However, the portfolio turnover rate may exceed this rate, when BSFM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Portfolio Transactions" in the Statement of Additional Information.

NON-DIVERSIFIED STATUS

The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the outstanding voting securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

SIMULTANEOUS INVESTMENTS

Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by BSFM. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the STARS Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                        MANAGEMENT OF THE STARS PORTFOLIO

BOARD OF TRUSTEES

The STARS Portfolio's business affairs are managed under the general supervision of the Fund's Board of Trustees. The STARS Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolio's investment adviser is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSFM is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at March 31, 1997 of over $2.8 billion.

BSFM serves as investment adviser of the Portfolio under an Investment Advisory Agreement between BSFM and the Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. The Portfolio's principal portfolio manager is Robert S. Reitzes. Mr. Reitzes joined Bear Stearns Asset Management in 1994 as Director of Mutual Funds-Bear Stearns Asset Management and Senior Managing Director of Bear Stearns. From 1991 until 1994, he was Co-Director of Research and Senior Chemical Analyst at C.J. Lawrence/Deutsche Bank Securities Corp. For six years prior thereto, Mr. Reitzes was employed by Mabon, Nugent & Co. as Chief Investment Officer and Chemical Analyst.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSFM a monthly fee at the annual rate of .75 of 1% of the Portfolio's average daily net assets. Prior to June 25, 1997, the Portfolio did not retain an investment adviser. Rather, the Portfolio invested all of its assets in the S&P STARS Master Series, a series of S&P STARS Fund, which was advised by BSFM. Accordingly, information contained in this Prospectus and Statement of Additional Information, to the extent it describes historical information regarding fees, expenses and other portfolio information, reflects such results incurred by the Master Series. For the period April 3, 1995 (commencement of operations) through March 31, 1996, investment advisory fees payable amounted to $384,778 all of which was waived. In addition, BSFM reimbursed $4,424 and $79,750 of the Portfolio's and the Master Series' expenses, respectively, pursuant to a voluntary undertaking by BSFM. For the fiscal year ended March 31, 1997, the investment advisory fees payable amounted to $747,970. BSFM waived $699,997 of its advisory fee pursuant to a voluntary undertaking by BSFM resulting in net advisory fees of $47,973 paid by the Master Series.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the STARS Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of the STARS Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Fund, PFPC Inc. provides certain administrative services to the STARS Portfolio. For providing these services, PFPC Inc. is entitled to receive a monthly fee equal to an annual rate of .10 of 1% of the Portfolio's average daily net assets up to $200 million, .075 of 1% of the next $200 million, .05 of 1% of the next $200 million and .03 of 1% of net assets above $600 million, subject to a minimum annual fee of approximately $100,000 for the Portfolio. Prior to June 25, 1997, PFPC Inc. provided certain administrative services to the STARS Portfolio. For providing these services, the Fund agreed to pay PFPC Inc.
$5,500 per month.

Prior to June 25, 1997, the Master Series paid PFPC International Ltd. an annual fee, as set forth below:


--------------------------------------------------------------------------------
MASTERS SERIES'                                    ANNUAL FEE AS A PERCENTAGE OF
AVERAGE NET ASSETS                                   AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
First $200 million...................................        .12 of 1%
Next $200 million up to $400 million.................        .09 of 1%
Next $200 million up to $600 million.................       .075 of 1%
Assets in excess of $600 million.....................        .05 of 1%


The above-referenced fee was subject to a monthly minimum fee of $8,500.

For the period April 3, 1995 (commencement of operations) through March 31, 1996, and the fiscal year ended March 31, 1997, the Master Series paid PFPC International Ltd. a monthly fee at the effective annual rate of .12 of 1% of the Master Series' average daily net assets.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the STARS Portfolio's expense ratio, as the case may be, and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will it reimburse BSFM for any amounts it may assume.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the STARS Portfolio's principal underwriter within the meaning of the 1940 Act and as distributor of the STARS Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the STARS Portfolio's Distribution and Shareholder Servicing Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.


DISTRIBUTION AND SHAREHOLDER SERVICING PLAN -- CLASS A AND CLASS C SHARES

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders, a fee at the annual rate of 0.50% and 1.00% of the average daily net assets of Class A and Class C, respectively. With respect to Class A shares, 0.25% of this fee, attributable to distribution related expenses, is currently being waived. Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. Of these amounts, up to 0.25% of the average daily net assets of each class will compensate institutions for personal service and maintenance of accounts holding portfolio shares. The Portfolio understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan.

DISTRIBUTION PLAN - CLASS B SHARES

Under a Plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), for Class B shares, the Fund will pay the Distributor an annual fee of 0.75% per year of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensates Bear Stearns for distributing Portfolio shares. Bear Stearns may pay a portion of this amount to other institutions that sell Portfolio shares.

SHAREHOLDER SERVICING PLAN - CLASS B SHARES

The Fund has adopted a Shareholder Servicing Plan for Class B shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares.


EXPENSE LIMITATION


BSFM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, including the investment advisory fee and fees under the Plan, exceed 1.50% of Class A's average daily net assets, 2% of Class B's average daily net assets and 2% of Class C's average daily net assets for the fiscal year, BSFM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.


                                HOW TO BUY SHARES

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $250 or $100 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Portfolio reserves the right to reject any purchase order. The STARS Portfolio reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.


Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. When purchasing Portfolio's shares, investors must specify which class is being purchased.


Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.


CHOOSING A CLASS OF SHARES

Determining which class of shares best suits your investment needs depends on several factors. Each class of shares has its own operating costs and sales charges that will affect the results of your investment over time. Perhaps the most significant factors are how much you intend to invest and the length of time you expect to hold your investment. If your goals change over time, you should review your investment to determine whether a particular class of shares best suits your needs.

The factors discussed below assume the expenses that apply to each class of shares as described in this prospectus. In addition, they assume an annual rate of return of 10%. The actual amount of the return may be higher or lower, depending on actual investment returns over time. This discussion is not intended to be investment advice or recommendations, because each investor's goals, needs and circumstances are unique.

MAXIMUM PURCHASE AMOUNT

There is a maximum purchase limitation of $500,000 in the aggregate on purchases of Class B shares and a maximum purchase limitation of $1,000,000 in the aggregate on purchases of Class C shares. Investors who purchase $1 million or more may only purchase Class A shares. If you purchase over $1 million, and do not maintain your investment for at least one year from the date of purchase, you will be charged a CDSC of 1%.

LENGTH OF INVESTMENT

Knowing the approximate time you plan to hold your investment can help you select the class of shares that is most appropriate for you. Generally, the amount of sales charge you pay over time will depend on the amount you invest. If you plan to invest a large amount over time, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (the initial sales charge of Class A Shares effectively reduces the amount of your investment), compared to the higher expenses on Class B shares or Class C shares, which do not feature an initial sales charge.

If you plan to invest up to $100,000 for a short period of time, Class C shares might be more appropriate even though the class expenses are higher, because there is no initial sales charge and no CDSC if held for over one year. In other cases, investors with a medium-term investment horizon may find Class A shares more suitable, because of the higher class expenses and CDSC of Class B shares. If you invest more than $100,000 and increase your investment horizon toward eight years, then Class A shares may be more appropriate, because the effect of the higher class expenses of Class C shares might be greater than the effect of the initial sales charge of the Class A shares.

PAYMENTS TO BROKERS
Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER
You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.


PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "STARS Portfolio" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc.,
Attention: STARS Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Portfolio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Portfolio. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."


Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Portfolio. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this

Prospectus, and mailing it, together with a check to cover the purchase, to PFPC
Inc.,  Attention:   STARS  Portfolio,   P.O.  Box  8960,  Wilmington,   Delaware
19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Portfolio and directed to the address set forth in the preceding paragraph.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.


NET ASSET VALUE

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The STARS Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Board of Trustees. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Portfolio's Statement of Additional Information.


Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service (the "IRS").

CLASS A SHARES


The public offering price for Class A shares of the Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:



----------------------------------------------------------------------------------------------------------
                                                            TOTAL SALES LOAD
                                            AS A % OF           AS A % OF         DEALER CONCESSIONS
                                         OFFERING PRICE      NET ASSET VALUE            AS A %
AMOUNT OF TRANSACTION                       PER SHARE           PER SHARE          OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------
Less than $50,000...........................   5.50%               5.82%                         5.25%
$50,000 to less than $100,000...............   4.75                4.99                          4.25
$100,000 to less than $250,000..............   3.75                3.90                          3.25
$250,000 to less than $500,000..............   2.75                2.83                          2.50
$500,000 to less than $1,000,000............   2.00                2.04                          1.75
$1,000,000 and above........................   0.00*               0.00                          1.25

-------------

* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption.

The terms contained in the section of the Portfolio's Prospectus entitled "How to Redeem Shares-Contingent Deferred Sales Charge-Class C Shares" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any employee of McGraw-Hill, Inc. and its affiliates, or their respective spouses and minor children; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (e) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor; (f) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (g) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; (h) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (i) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (j) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of the STARS Portfolio. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.00% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of the Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Fund or Bear Stearns: (i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in Section 401(a), 403(b) or 457 of the Code, and "rabbi trusts", provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in STARS Portfolio shares.


CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares". The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolios will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:

                                              CDSC as a Percentage of
     Year Since                                    Dollar Amount
     Purchase                                     Subject to CDSC
     --------                                     ---------------
     First                                              5%
     Second                                             5%
     Third                                              4%
     Fourth                                             3%
     Fifth                                              2%
     Sixth                                              1%
     Seventh                                            0%
     Eighth*                                            0%


-----------------

* As discussed below, Class B Shares automatically convert to Class A Shares after the eighth year following purchase.

Class B shares of the Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolio believes is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


CLASS C SHARES


The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."


RIGHT OF ACCUMULATION-CLASS A SHARES

Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of the Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolio, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $250 and will be entitled to the Right of Accumulation.

LETTER OF INTENT-CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of the Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or the Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN


The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $250 and minimum subsequent investments of $100 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and STARS Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


The Exchange Privilege enables an investor to purchase, in exchange for shares of a class of the Portfolio, shares of the same class of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.


To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares-General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal
Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.


Shares will be exchanged at the next determined net asset value; however, except in the instances described below, a sales load may be charged with respect to exchanges of Class A shares into portfolios or funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange. The CDSC applicable on redemption of Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged. If an investor is exchanging Class A into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION


The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by the Portfolio in shares of the same class of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.


This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                              HOW TO REDEEM SHARES

GENERAL


Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.


The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.


The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the Portfolio or of any other Bear Stearns

Fund within 60 days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE-CLASS  B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $256) would be charged at a rate of 5% for a total CDSC of $12.00.

WAIVER OF CDSC

The CDSC applicable to Class B shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the share holder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with the Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolio's prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of an the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC

The CDSC applicable to Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with the Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolio's prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS


Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT

Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: STARS Portfolio, P.O.
Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the securities transfer association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of STARS Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the STARS Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic

Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


                                 [TO BE UPDATED]


Dividends will be automatically reinvested in additional STARS Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option.


The Portfolio ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of the Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."


Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio's shares and whether such distributions are received in cash or reinvested in, or redirected into other, shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSFM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Generally the Fund must withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While the STARS Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in STARS Portfolio shares.

Management of the Fund believes that the Portfolio has qualified for the fiscal year ended March 31, 1997 as a "regulated investment company" under the Code. The Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Portfolio may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes applicable to an investment in the STARS Portfolio.

                             PERFORMANCE INFORMATION


For purposes of advertising, performance for each class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each class will be calculated separately.


Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include its average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the STARS Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.


Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.


Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc. and other industry publications, and indices such as the S&P 500 and the Dow Jones Industrial Average.

                               GENERAL INFORMATION


The Fund was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Portfolio's shares are classified into four classes-Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolio or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Portfolio" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of seven portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio. S&P's only ongoing relationship with Bear Stearns and its affiliates in connection with the Portfolio is the licensing for a fee of certain S&P trademarks and trade names and the provision of access to the STARS ranking system through a publicly available subscription service of S&P. This license is terminable under circumstances generally described in the Portfolio's Statement of Additional Information under "Information About the Portfolio."


BSFM will have no greater access to STARS than any other subscriber to MarketScope. S&P has no obligation to take the needs of Bear Stearns and its affiliates or shareholders of the STARS Portfolio into consideration in operating the STARS system. S&P is not responsible for and has not participated in the determination of the securities to be purchased by the Portfolio. S&P has advised that its Equity Services Group, which publishes STARS, operates independently of, and has no access to information obtained by, Standard & Poor's Ratings Services, and may in its regular operations obtain information of a confidential nature.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder  inquiries  may be  made  by  writing  to the  Fund  at  PFPC  Inc.,
Attention: STARS Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

--------------------------------------------------------------------------------
THE  BEAR STEARNS FUNDS
--------------------------------------------------------------------------------

     ACCOUNT INFORMATION FORM


     Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-766-4111. For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139.


(1)  ACCOUNT  TYPE  (Please  print;  indicate  only one  registration  type)
     [_] INDIVIDUAL [_] JOINT TENANT

     ---------------------------------------------------------------------------
     NAME

     ---------------------------------------------------------------------------
     JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)
                 -         -                  -
     --- --- ---   --- ---   --- --- --- ----  --- ----- --- --- --- --- --- ---
     SOCIAL SECURITY NUMBER of Primary Owner    Taxpayer Identification number


     (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

     (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested


====================================================
=======================
     [_] UNIFORM GIFT TO MINORS, OR  [_] UNIFORM TRANSFER TO MINORS (WHERE
                                         ALLOWED BY LAW)

     ---------------------------------------------------------------------------
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ---------------------------------------------------------------------------
     NAME OF MINOR (ONLY ONE PERMITTED)

     Under the                                    Uniform Gift/Transfers to
              ------------------------------------
                    STATE RESIDENCE OF MINOR
     Minors Act.

     --- --- / --- --- / --- ---       --- --- --- - --- --- - --- --- --- ---
     MINOR'S DATE OF BIRTH             MINOR'S SOCIAL SECURITY NUMBER (REQUIRED
                                       TO OPEN ACCOUNT)

     [_] Corporation     [_] Partnership     [_] Trust*     [_] Other

     ---------------------------------------------------------------------------
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     ---------------------------------------------------------------------------

     NAME(S) OF TRUSTEE(S)                        DATE OF THE TRUST AGREEMENT

     --- --- --- - --- --- - --- --- --- ---
     SOCIAL SECURITY NUMBER (REQUIRED TO OPEN ACCOUNT)

             -
     --- ---   --- --- --- --- ---
     Taxpayer Identification number (required to open account)

     * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

(2)  MAILING ADDRESS

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX                                   APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                            STATE                ZIP CODE
     (     )                         (     )
     ------------------------------- -------------------------------------------
     DAY TELEPHONE                   EVENING TELEPHONE

(3)  INVESTMENT INFORMATION

     METHOD OF INVESTMENT

     [_] I have enclosed a check for a minimum initial  investment of $1,000 per
         Fund.
     [_] I have enclosed a check for a minimum subsequent investment of $250 per Fund or completed the Systematic Investment Plan information in Section 13.
     [_] I purchased _____________________ shares of ___________________________

         through my broker on ____/____/____. Confirm # _______________.

     ---------------------------------------------------------------------------
     Please make my investment in the Funds designated below:

     ------------------------------------------------------------------------------------

     Class A   Class B      Class C          Bear Stearns Funds                Investment Amount

     ------------------------------------------------------------------------------------
     _______         _______          S&P STARS PORTFOLIO               $________________

     _______         _______          Large Cap Value Portfolio         $________________

     _______         _______          Small Cap Value Portfolio         $________________

     _______         _______          Total Return Bond Portfolio       $________________

     _______         _______          The Insiders Select Fund          $________________

     _______         _______          Emerging Markets Debt Portfolio   $________________




     _______         _______          Money Market Portfolio            $________________

     _______         _______          Focus List Portfolio              $________________
-----------------------------------------------------------------------------------------

                                      Total Investment Amount           $
                                                                         ================

     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted. Checks should be made payable to the Fund which you are investing in. If no class is designated, your investment will be made in Class A shares.

               N O T  P A R T  O F   T H E   P R O S P E C T U S

4    REDUCED SALES CHARGE (AVAILABLE FOR CLASS A SHARES ONLY)

     METHOD OF INVESTMENT

     Are you a shareholder in another Bear Stearns Fund?   [_] Yes  [_] No

     [_] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).

     --------------------------------------------------------------------------
     Fund                              Account number or social security number

     --------------------------------------------------------------------------
     Fund                              Account number or social security number

     --------------------------------------------------------------------------
     Fund                              Account number or social security number

     Letter of Intent

     [_] I am already investing under an existing Letter of Intent.

     [_] I agree to the Letter of Intent provisions in the Fund's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least: [_] $50,000 [_] $100,000 [_] $250,000 [_] $500,000
         [_] $1,000,000

     Net Asset Value Purchase

     [_] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

     [_] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)

5    DISTRIBUTION OPTIONS

     Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

     Dividends      [_]  Pay by check.  [_]  Reinvest.

     Capital Gains  [_]  Pay by check.  [_]  Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

     [_] Please reinvest dividends and capital gains from the _________________
                                                                (name of fund)
         to the __________________________ .
                     (name of fund)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

     --------------------------------------------------------------------------
     Name

     --------------------------------------------------------------------------
     Street or P.O. Box                                      Apartment Number

     --------------------------------------------------------------------------
     City                                              State       Zip code

     --------------------------------------------------------------------------
     OPTIONAL FEATURES

6    AUTOMATIC WITHDRAWAL PLAN

     [_] Fund Name _____________________________   [_] Amount _________________

     [_] Startup month __________________________

     Frequency option:    [_] Monthly    [_] Every other month  [_]  Quarterly
     [_] Semiannually    [_] Annually

     . A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
     . Payments will be made on or near the 25th of the month.
     . Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

     [_] Please mail checks to Address of Record (Named in Section 2)
     [_] Please electronically credit my Bank of Record (Named in Section 9)
     [_] Special payee as specified below:

     --------------------------------------------------------------------------
     Name

     --------------------------------------------------------------------------
     Street or P.O. Box                                      Apartment Number

     --------------------------------------------------------------------------
     City                                                  State     Zip code

7    TELEPHONE EXCHANGE PRIVILEGE

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     [_] I DO NOT want the Telephone Exchange Privilege.


               N O T  P A R T  O F  T H E  P R O S P E C T U S

8    TELEPHONE REDEMPTION PRIVILEGE

     [_] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

          Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.

9    BANK OF RECORD (FOR TELEPHONE REDEMPTIONS AND/OR SYSTEMATIC INVESTMENT
     PLANS)

     Please attach a voided check (for electronic credit to your checking account) in the space provided in Section 13.

     ----------------------------------------------------------------------
     Bank Name

     ----------------------------------------------------------------------
     Street or P.O. Box                            Apartment Number

     ----------------------------------------------------------------------
     City           State           Zip code

     ----------------------------------------------------------------------
     Bank ABA Number  Bank Account Number

     ----------------------------------------------------------------------
     Account Name

10   SIGNATURE AND TAXPAYER CERTIFICATION

     The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I(we) may bear the risk of loss in event of fraudulent use of the Privilege. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

     Under penalty of perjury, I certify that:

     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. Mutual fund shares are not deposits of, or guaranteed by, any depository institution, nor are they insured by the FDIC. Investment in the funds involves investment risks, including possible loss of principal.

     [_] Exempt from backup   [_] Nonresident alien
         withholding              (Form W-8 attached)  ______________________
                                                       Country of Citizenship

     -------------------------------------------------------------------------
     Authorized Signature             Title                        Date

     -------------------------------------------------------------------------
     Authorized Signature             Title                        Date

11   FOR AUTHORIZED DEALER USE ONLY (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

     -----------------------------------------------------------------------
     Dealer's Name                                      Dealer Number

     -----------------------------------------------------------------------
     Main office Address                                Branch number

     -----------------------------------------------------------------------
     Representative's Name                              Rep. Number

                                                        (     )
     -----------------------------------------------------------------------
     Branch Address                                     Telephone Number

     -----------------------------------------------------------------------
     Authorized Signature of Dealer       Title               Date

12   ADDITIONAL ACCOUNT STATEMENTS (Please Print)

     In addition to myself and my representative, please send copies of my account statements to:

     --------------------------------     -------------------------------
     Name                                 Name

     --------------------------------     -------------------------------

     Address                              Address

     --------------------------------     -------------------------------
     City, State, Zip Code                City, State, Zip Code


                N O T  P A R T  O F  T H E  P R O S P E C T U S

13   SYSTEMATIC INVESTMENT PLAN

     The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The FundsO Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

     Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

     [_] Monthly      [_] Every alternate month
     [_] Quarterly    [_] Other _________________________________

     $ ______________ into the ______________Fund _______________Start Month.
        $100 Minimum

     $ ______________ into the ______________Fund _______________Start Month.
        $100 Minimum

     $ ______________ into the ______________Fund _______________Start Month.
        $100 Minimum

     If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.


          John Smith                                               000
          123 First Avenue
          Anytown, USA 12345

          -------------------------------------------------- $[          ]

          ----------------------------------------------------------------

          ------------------------------   -------------------------------

                                        VOID


     SERVICE ASSISTANCE
     Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m. Eastern Time at:

     1-800 -447-1139

     MAILING OR FAX INSTRUCTIONS

     Mail your completed Account Information Form and check to:

     The Bear Stearns Funds
     c/o PFPC Inc.
     P.O. Box 8960
     Wilmington, DE 19899-8960

     Fax (No.) 302-791-1777

     If applications will be faxed please call and notify client services at 1-800-447-1139 before any orders are taken.


                          NOT PART OF THE PROSPECTUS

                                   Appendix A

INVESTMENT TECHNIQUES

In connection with its investment objective and policies, the Portfolio may employ, among others, the following investment techniques which may involve certain risks. Options transactions involve "derivative securities."

OPTIONS TRANSACTIONS

The Portfolio may write and sell covered call option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written and may purchase call options to close such positions. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period.

The Portfolio may purchase call and put options on stock indexes listed on U.S. securities exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from purchasing options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

The Portfolio is permitted to invest in put options in respect of specific securities (or groups or "baskets" of specific securities) in which it may invest. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Portfolio may not invest more than 5% of its assets, represented by the premium paid, in the purchase of options at any one time.

Successful use by the Portfolio of options will be subject to BSFM's ability to predict correctly movement in the direction of individual stocks or the stock market generally. To the extent BSFM's predictions are incorrect, the Portfolio may incur losses which could adversely affect the value of a shareholder's investment.

LENDING PORTFOLIO SECURITIES

From time to time, the Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 331/3% of the value of its total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

BORROWING MONEY

As a fundamental policy, the Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 331/3% of the value of such company's total assets. However, the Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of its total assets, the Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

AMERICAN DEPOSITARY RECEIPTS

The Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Portfolio may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

MONEY MARKET INSTRUMENTS

The Portfolio may invest, in the circumstances described under "Description of the STARS Portfolio-Management Policies," in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. GOVERNMENT SECURITIES

The  Portfolio  may  purchase  securities  issued  or  guaranteed  by  the  U.S.
Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, because it is not so obligated by law.

BANK OBLIGATIONS

The Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Portfolio will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS

Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by the S&P Ratings Group (which operates separately from and independently of S&P's Equity Services Group, which publishes STARS), F-1 by Fitch Investors Service L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or
(c) if unrated, determined by BSFM to be of comparable quality to those rated obligations which may be purchased by the Portfolio. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

INVESTMENT COMPANY SECURITIES

The Portfolio may invest in securities issued by other investment companies which are ranked by STARS. Under the 1940 Act, the Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES

The Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should it desire to sell them when a ready buyer is not available at a price it deems representative of their value, the value of its net assets could be adversely affected.

                             THE BEAR STEARNS FUNDS
                                 245 PARK AVENUE
                               NEW YORK, NY 10167
                                 1-800-766-4111


Distributor:

     Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, NY 10167


Investment Adviser and Administrator:



     Bear Stearns Funds Management Inc.
     245 Park Avenue
     New York, NY 10167

Custodian:

     Custodial Trust Company
     101 Carnegie Center
     Princeton, NJ 08540

Transfer & Dividend Disbursement Agent:

     PFPC Inc.
     Bellevue Corporate Center
     400 Bellevue Parkway
     Wilmington, DE 19809

Counsel:

     Kramer, Levin, Naftalis & Frankel
     919 Third Avenue
     New York, NY 10022

Independent Auditors:


     Deloitte & Touche LLP
     Two World Financial Center
     New York, NY 10281



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE STARS PORTFOLIO'S PROSPECTUS AND IN THE STARS PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE STARS PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE STARS PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      T H E   B E A R   S T E A R N S   F U N D S
             2 4 5   P A R K   A V E N U E   N E W   Y O R K,   N Y  1 0 1 6 7
                          1 o  8 0 0 o  7 6 6 o  4 1 1 1

PROSPECTUS
                              Focus List Portfolio

                              CLASS A, B AND C SHARES

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, Class A, B and C shares of the Focus List Portfolio, a non-diversified portfolio (the "Portfolio"), are offered. The Portfolio's investment objective is capital appreciation. The Portfolio seeks to achieve this objective by investing at least 65% of its total assets in equity securities of U.S. issuers that, at the time of purchase, are included on the Bear Stearns Research Focus List (the "Focus List") developed by Bear Stearns' Equity Research Department.


 The Focus List typically consists of twenty stocks chosen from those stocks currently rated as Buy or Attractive by a Bear Stearns research analyst. The stocks are selected for inclusion on the Focus List by the Focus List Committee (See p._ for a description of the Focus List Committee) based upon the expectation that the selected stocks will outperform the total return realized on the Standard & Poor's Index of 500 Common Stocks (the "S&P 500 Index") over the next three to six months. There can be no assurance that the Portfolio will achieve its investment objective.


By this Prospectus, the Portfolio is offering Class A, B and C shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemptions made within the first year of purchase. The Portfolio issues another class of shares which has different expenses which would affect performance. Investors desiring to obtain information about this other class of shares should CALL 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

 BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSFM is also referred to herein as the "Adviser."


 BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSFM, serves as the Portfolio's distributor.


 THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


 Part B (also known as the Statement of Additional Information), dated _________, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus.


 MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                 __________, 1997

                                Table of Contents


                                                                            PAGE


Background and Expense Information .......................................

Description of the Portfolio..............................................


Risk Factors..............................................................

Management of the Fund ...................................................

How to Buy Shares ........................................................

 Shareholder Services ....................................................

How to Redeem Shares .....................................................

Dividends, Distributions and Taxes .......................................

Performance Information ..................................................

General Information ......................................................

Appendix .................................................................   A-1

                                                     FEE TABLE



-----------------------------------------------------------------------------------------------------------------------------------
                                                                        CLASS A                CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)......................            5.50%                 --                     --
    Maximum Deferred Sales Charge Imposed on
    Redemptions (as a percentage of the amount
    subject to charge)                                                     *                   5.00%                 1.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS)
    Advisory Fees (after fee waiver)**.......................            0.00%                 0.00%                 0.00%
    12b-1 Fees***............................................            0.25%                 0.75%                 1.00%

    Other Expenses (after expense
    reimbursement)**.........................................            1.15%                 1.15%                 0.90%
                                                                         ----                  ----                  ---
    Total Portfolio Operating Expenses (after fee
    waiver and expense reimbursement)**......................            1.40%                 1.90%                 1.90%
                                                                         ====                  ====                  ====

EXAMPLE:
    You would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2)
    redemption at the end of each time period:
         1 YEAR..............................................            $ 68                  $ 70                  $ 29
         3 YEARS.............................................            $ 97                  $103                  $ 60
         5 YEARS.............................................            $127                  $126                  $103
        10 YEARS****.........................................            $214                  $209                  $209

EXAMPLE:
    You would pay the  following  expenses on the same
    investment,  assuming no redemption:
         1 YEAR..............................................             --                   $ 19                  $ 19
         3 YEARS.............................................             --                   $ 60                  $ 60
         5 YEARS.............................................             --                   $103                  $103
        10 YEARS****.........................................             --                   $209                  $209

-----------------
* In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year of purchase. See "How to Buy Shares-Class A Shares."
** With respect to Class B shares, Other Expenses includes a shareholder servicing fee of 0.25%. Without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.65% for each class. Other Expenses are estimated to be 1.54% for Class A shares, 1.54% for Class B shares and 1.54% for Class C shares and Total Portfolio Operating Expenses are estimated at 2.34% for Class A shares, 2.84% for Class B shares and 2.84% for Class C shares.
*** With respect to Class A and C shares, 12b-1 fees include a share holder servicing fee of 0.25%. With respect to Class A shares, the remaining 0.25%, attributable to distribution related expenses, is currently being waived. Without the fee waiver, 12b-1 fees with respect to Class A shares would have been 0.50%.
**** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight with respect to Class B share.


THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Fund."

                          ALTERNATIVE PURCHASE METHODS

By this Prospectus, the Portfolio offers investors two methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 5.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares-Class A Shares." The Class A shares of the Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class A. Currently, 0.25% of this fee, attributable to distribution related expenses, is being waived. See "Management of the Fund-Distribution and Shareholder Servicing Plan."

CLASS B SHARES

Class B shares of the Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem Shares-Class B Shares." The Class B shares of the Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% and an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Management of the Fund-Distribution and Shareholder Servicing Plan". Class B shares will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fee paid by Class B will cause such class to have a higher expense ratio and to pay lower dividends than Class A.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in the Fund, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class B shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the investment return of Class A. See "How to Buy Shares -- Choosing a Class of Shares."

CLASS C SHARES

Class C shares of the Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares-Class C Shares." These shares of the Portfolio also are subject to an annual distribution and shareholder servicing fee at the rate of 1% of the average daily net assets of Class C. See "Management of the Fund-Distribution and Shareholder Servicing Plan." The distribution and shareholder servicing fee paid by Class C will cause such class to have a higher expense ratio and to pay lower dividends than Class A.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in the Portfolio, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the investment return of Class A. See "How to Buy Shares - Choosing a Class of Shares."


                          Description of the Portfolio


GENERAL
THE FUND IS A "SERIES FUND."

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

THE PORTFOLIO SEEKS TO PROVIDE CAPITAL APPRECIATION

The Portfolio's investment objective is capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

FOCUS LIST PORTFOLIO


The Portfolio will invest at least 65% of its total assets in the common stocks of the U.S. and also foreign issuers that, at the time of purchase, are on the Bear Stearns Equity Research Focus List (the "Focus List"). The Portfolio is designed for investors seeking to maximize returns on a fully invested, all-equity portfolio. The Portfolio is not a market-timing vehicle. Except for short-term liquidity purposes, cash reserves are not expected to exceed 10% of Portfolio assets.


THE BEAR STEARNS RESEARCH FOCUS LIST

The Bear Stearns Equity Research Department has over 70 equity analysts who cover more than 900 common stocks of U.S. and foreign companies. Using a rating system of "1" through "5", analysts assign stocks the following ratings: 1 ("Buy", the highest rating), 2 ("Attractive"), 3 ("Neutral"), 4 ("Avoid"), 5 ("Sell"). Approximately 300 stocks are rated as Buy or Attractive by a Bear Stearns Research analyst.


A Buy rating is assigned to stocks that the Bear Stearns Research analyst and the Research Stock Selection Committee (comprised of senior Research personnel) feel will significantly outperform the market over the next three to six months because of a catalyst or near-term event that will trigger upward movement in the stock's price. These catalysts can include a change in management, the introduction of a new product or a change in the industry outlook. (See p. 23 for information about historical performance of the Focus List.) An Attractive rating means that an analyst has determined that the stock has solid long-term growth prospects either because of, or in comparison to, its industry and that it is undervalued in comparison to its industry.


Domestic and international stocks and American Depositary Receipts (ADRs) rated Buy (1) or Attractive (2) are eligible for inclusion on the Focus List. Stocks are picked by the Focus List Committee, whose current members are Kathryn Booth, Director of Global Research for Bear Stearns, and Elizabeth Mackay, Chief Investment Strategist of Bear Stearns. The Committee generally maintains twenty stocks on the list and any new additions are usually accompanied by a comparable number of deletions. The Committee monitors the List daily, and candidates are considered based on any one or more of the following criteria: market outlook, perception of the stock's sector, and an analyst's view of the stock's current valuation relative to the market and its industry.

Stocks that are downgraded below Attractive by an analyst are automatically deleted from the Focus List. However, the Focus List Committee may delete stocks for other reasons including, but not limited to, achievement of its target price range, the failure of a catalyst to materialize or have its expected effect, and/or the appearance of new, more attractive opportunities.

TYPES OF INVESTMENTS

EQUITIES

Domestic and foreign common stocks, and American Depositary Receipts (ADRs) are eligible for inclusion on the Focus List.

MONEY MARKET INSTRUMENTS

The Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment-grade commercial obligations and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, the Portfolio expects to have less than 10% of its total assets invested in money market instruments.

OPTIONS ON SECURITIES AND INDICES

In certain circumstances, the Portfolio may engage in options transactions, such as purchasing put or call options or writing covered call options. The Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. The Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. (See "Risk Factors" on page 7 and the Statement of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES

The Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" on page 7 and the Statement of Additional Information).

INVESTMENT STRATEGY

Generally, as soon as practicable after public announcement, the Adviser will purchase a security that has been added to the Focus List, and will sell a security when the security has been removed from the Focus List. The Adviser determines what percentage of the Portfolio's total assets are to be allocated into each Focus List stock and makes changes in allocation percentages as investment and economic conditions change. The Adviser intends to allocate portfolio transactions so that the Portfolio qualifies as a "regulated investment company" under federal tax law, although there can be no assurance that this goal will be achieved (see "Dividends, Distributions and Taxes"). Depending upon market conditions and to the extent the Portfolio needs to hold cash balances to satisfy shareholder redemption requests, the Adviser may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Adviser will not have access to the Focus List prior to its becoming publicly disseminated.


The Portfolio may invest up to 35% of its total assets in Portfolio stocks that are not on the Focus List, although it currently intends to limit its investment in non-Focus List securities to 20% of the Portfolio's total assets under normal market conditions. The Portfolio will purchase stocks that are not on the Focus List when the Adviser determines that any stocks on the Focus List are inappropriate for the Portfolio because they are illiquid, would cause the Portfolio to be overweighted in a particular sector or overly concentrated in a particular industry, or for any other reason.


The Investment Strategy described above will be implemented to the extent it is consistent with maintaining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes." The Portfolio's strategy may be limited, in particular, by the requirements for such qualification that less than 30% of the Portfolio's annual gross income be derived from the sale or other disposition of stocks held for less than three months.


For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents, including high quality short-term money market investments.


CERTAIN FUNDAMENTAL POLICIES

Certain of the Portfolio's investment policies are fundamental policies that can be changed only by shareholder vote.


The Portfolio may (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in securities of issuers in a single industry , provided that there is no such limitation in investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes two of the Portfolio's fundamental policies , which cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.


CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

                                  RISK FACTORS

NO INVESTMENT IS FREE FROM RISK. INVESTING IN THE PORTFOLIO WILL SUBJECT INVESTORS TO CERTAIN RISKS WHICH SHOULD BE CONSIDERED.

NET ASSET VALUE FLUCTUATIONS

The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

EQUITY SECURITIES

Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the equity securities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors. The Portfolio intends to remain almost fully invested in equity securities, even during times of significant market decline, when other funds might take a more defensive position by investing a greater amount of their assets in money market instruments or cash that are less likely to decline when market conditions are adverse for equities.

FOREIGN EQUITIES

The Portfolio may invest in equity securities that are issued by foreign issuers and are traded in the United States. All such securities will be issued by foreign companies that comply with U.S. accounting standards. The Portfolio may also invest in sponsored ADRs which are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations.

Investors should recognize that investments in foreign companies involves certain considerations that are not typically associated with investing in domestic companies. For instance, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend payments, political or social instability of diplomatic developments that could affect investments in those countries. Individual economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities denominated in foreign currencies may be subject to the additional risk of fluctuations in the value of the currency as compared to the U.S. dollar. Foreign securities markets may be subject to greater volatility and may be less liquid than domestic markets. Transaction costs involving foreign securities tend to be higher than similar costs applicable to transactions in U.S. securities.

FUTURES AND OPTIONS

The Portfolio may trade futures contracts, options and options on futures contracts. Investors should be aware that the use of derivative instruments such as futures and options requires special skills and knowledge and investment techniques that are different from what is required in other Portfolio investments. If the Adviser trades a futures or options contract at the wrong time or judges market conditions incorrectly, the strategies may result in a significant loss to the Portfolio and reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not properly correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. These risks and the strategies the Portfolio may use are described in greater detail in the Statement of Additional Information.

NON-DIVERSIFIED STATUS

The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the outstanding voting securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

PORTFOLIO TURNOVER

The Adviser expects that the turnover in the securities held in the Portfolio (that is, the frequency that the Portfolio will buy and sell securities) will generally be 250% or greater. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses. A high portfolio turnover rate may cause the Portfolio to lose its status as a "regulated investment company" (see "Dividends, Distributions and Taxes)."

POTENTIAL INVESTMENT RESTRICTIONS

It is possible that the Focus List will include stocks of issuers for which Bear Stearns or one of its affiliates performs banking services for which it receives fees, as well as stocks of issuers in which Bear Stearns or one of its affiliates makes a market and may have a long or short position in the stock. When Bear Stearns or one of its affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Adviser may be prohibited from purchasing the stock of the issuer for the Portfolio. The activities of Bear Stearns or one of its affiliates may, from time to time, limit the Focus List Committee's ability to include stocks on the Focus List or the Portfolio's flexibility in purchasing and selling such stocks. In addition, the Focus List is available to other clients of Bear Stearns and its affiliates, including the Adviser, as well as the Portfolio.

SIMULTANEOUS INVESTMENTS

Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                             Management of the Fund
BOARD OF TRUSTEES
THE TRUSTEES ARE RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE PORTFOLIO'S BUSINESS.

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER
THE PORTFOLIO'S INVESTMENT ADVISER IS BSFM.

The Portfolio's investment adviser is BSFM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSFM is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at December 31, 1996 of over $2.9 billion.

BSFM supervises and assists in the overall management of the Portfolio's affairs under an Investment Advisory Agreement between BSFM and the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.


Mark A. Kurland, Chairman and Chief Executive Officer of Bear Stearns Asset Management, serves as Portfolio Manager of the Portfolio. Mr. Kurland also serves as Senior Managing Director of Bear, Stearns & Co. Inc.. He was previously Director of Global Research from 1991 to 1995 at Bear , Stearns & Co., Inc., where he also served as a member of the Investment Policy Committee, President's Advisory Counsel, Equities Subcommittee and the Funds Committee. He was previously Co-Head of Institutional Equities and Director of Research at Mabon, Nugent & Co.

THE PORTFOLIO PAYS BSFM AN ADVISORY FEE AT AN ANNUAL RATE EQUAL TO 0.65% OF AVERAGE DAILY NET ASSETS.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 0.65% of the Portfolio's average daily net assets.


The Portfolio's administrator is BSFM. The Portfolio pays BSFM an administration fee at the annual rate of .15 of 1% of its average daily net assets.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Fund, PFPC Inc., the Portfolio's transfer agent, provides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. an annual fee, as set forth below:

 -------------------------------------------------------------------------------
PORTFOLIO'S                                        ANNUAL FEE AS A PERCENTAGE OF
AVERAGE NET ASSETS                                   AVERAGE DAILY NET ASSETS
 -------------------------------------------------------------------------------

First $200 million ...................................      .12 of 1%
Next $200 million up to $400 million .................      .09 of 1%
Next $200 million up to $600 million .................      .075 of 1%
Assets in excess of $600 million .....................      .05 of 1%

The above-referenced fee is subject to a monthly minimum fee of $8,500.


From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - CLASS A AND C SHARES

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders a fee of 0.50% and 1.00% of the average daily net assets of Class A and Class C, respectively. With respect to Class A shares, 0.25% of this fee, attributable to distribution related expenses, is currently being waived.

Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. Of these amounts, up to 0.25% of the average daily net assets of each class will compensate institutions for personal service and maintenance of accounts holding Portfolio shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan.

DISTRIBUTION PLAN - CLASS B SHARES

Under a Plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), for Class B shares, the Fund will pay the Distributor an annual fee of 0.75% of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensates Bear Stearns for distributing Portfolio shares. Bear Stearns may pay a portion of this amount to other institutions that sell Portfolio shares.

SHAREHOLDER SERVICING PLAN - CLASS B SHARES

The Fund has adopted a Shareholder Servicing Plan for Class B shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares.


EXPENSE LIMITATION


BSFM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, including the investment advisory fee, exceed 1.40% of Class A's average daily net assets, 1.90% of Class B's average daily net assets and 1.90% of Class C's average daily net assets for the fiscal year, BSFM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.



                                How to Buy Shares

GENERAL

AN  INITIAL  INVESTMENT  IS  $1,000,  $500  FOR  RETIREMENT  PLANS;   SUBSEQUENT
INVESTMENTS MUST BE AT LEAST $250, $100 FOR RETIREMENT PLANS; SPECIFY THE CLASS YOU WISH TO PURCHASE.

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $250 or $100 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Portfolio reserves the right to reject any purchase order. The Portfolio reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. When purchasing the Portfolio's shares, investors must specify which Class is being purchased.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payments before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.


CHOOSING A CLASS OF SHARES

Determining which class of shares best suits your investment needs depends on several factors. Each class of shares has its own operating costs and sales charges that will affect the results of your investment over time. Perhaps the most significant factors are how much you intend to invest and the length of time you expect to hold your investment. If your goals change over time, you should review your investment to determine whether a particular class of shares best suits your needs.

The factors discussed below assume the expenses that apply to each class of shares as described in this prospectus. In addition, they assume an annual rate of return of 10%. The actual amount of the return may be higher or lower, depending on actual investment returns over time. This discussion is not intended to be investment advice or recommendations, because each investor's goals, needs and circumstances are unique.

MAXIMUM PURCHASE AMOUNT

There is a maximum purchase limitation of $500,000 in the aggregate on purchases of Class B shares and a maximum purchase limitation of $1,000,000 in the aggregate on purchases of Class C shares. Investors who purchase $1 million or more may only purchase Class A shares. If you purchase over $1 million, and do not maintain your investment for at least one year from the date of purchase, you will be charged a CDSC of 1%.

LENGTH OF INVESTMENT

Knowing the approximate time you plan to hold your investment can help you select the class of shares that is most appropriate for you. Generally, the amount of sales charge you pay over time will depend on the amount you invest. If you plan to invest a large amount over time, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (the initial sales charge of Class A shares effectively reduces the amount of your investment), compared to the higher expenses on Class B or Class C shares, which do not feature an initial sales charge.

If you plan to invest up to $100,000 for a short period of time, Class C shares might be more appropriate even though the class expenses are higher, because there is no initial sales charge and no CDSC if held for over one year. In other cases, investors with a medium-term investment horizon may find Class A shares more suitable, because of the higher class expenses and CDSC of Class B shares. If you invest more than $100,000 and increase your investment horizon toward eight years, then Class A shares may be more appropriate, because the effect of the higher class expenses of Class C shares might be greater than the effect of the initial sales charge of Class A shares.

PAYMENTS TO BROKERS
Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER

You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES


Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--Focus List Portfolio--Class A" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds--Focus List Portfolio--Class A, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which Class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds--Focus List Portfolio--Class A, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

NET ASSET VALUE IS COMPUTED DAILY AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE.


Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.


Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


CLASS A SHARES

THE SALES CHARGE MAY VARY DEPENDING ON THE DOLLAR AMOUNT INVESTED IN THE PORTFOLIO.

The public offering price for Class A shares of the Portfolio is the net asset value per share of that Class plus a sales load, which is imposed in accordance with the following schedule:

---------------------------------------------------------------------------------------------
                                                          TOTAL SALES LOAD
                                        -----------------------------------------------------

                                          AS A % OF       AS A % OF NET  DEALER CONCESSIONS
                                          OFFERING PRICE  ASSET VALUE    AS A %
AMOUNT OF TRANSACTION                     PER SHARE       PER SHARE      OF OFFERING PRICE*
---------------------------------------------------------------------------------------------


Less than $50,000 ........................  5.50%           5.82%           5.25%

$50,000 to less than $100,000 ............  4.75            4.99            4.25

$100,000 to less than $250,000 ..........   3.75            3.90            3.25

$250,000 to less than $500,000 ...........  2.75            2.83            2.50

$500,000 to less than  $1,000,000 ........  2.00            2.04            1.75

$1,000,000 and above .....................  0.00*           0.00            1.25



         *There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.


The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, country or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser
--------
* Until further notice to the contrary, the full amount of the sales load will be reallowed as a dealer concession.

in order to verify that such purchase is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of the Portfolio. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. This include shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.00% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of the Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Fund or Bear Stearns: (i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in Section 401(a), 403(b) or 457 of the Code, and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transaction in Portfolio shares.


CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares". The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolio will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:

                                         CDSC as a Percentage of
Year Since                                    Dollar Amount
Purchase                                     Subject to CDSC
--------                                     ---------------
First                                              5%
Second                                             5%
Third                                              4%
Fourth                                             3%
Fifth                                              2%
Sixth                                              1%
Seventh                                            0%
Eighth*                                            0%



-----------------

* As discussed below, Class B Shares automatically convert to Class A Shares after the eighth year following purchase.

Class B shares of the Portfolio will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolio believes is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION - CLASS A SHARES


INVESTORS MAY QUALIFY FOR A REDUCED SALES CHARGE.

Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of the Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolio, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $250 and will be entitled to the Right of Accumulation.

LETTER OF INTENT - CLASS A SHARES


By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of the Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or the Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

THE PORTFOLIO OFFERS SHAREHOLDERS CONVENIENT FEATURES AND BENEFITS, INCLUDING THE SYSTEMATIC INVESTMENT PLAN.


The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $250 and minimum subsequent investments of $100 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.


                              Shareholder Services
EXCHANGE PRIVILEGE

THE EXCHANGE PRIVILEGE PERMITS EASY PURCHASES OF OTHER FUNDS IN THE BEAR STEARNS FAMILY.

The Exchange Privilege enables an investor to purchase, in exchange for Class A Shares of the Portfolio, Class A Shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own Class A Shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal
Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.


Shares will be exchanged at the next determined net asset value; however, except in the instances described below, a sales load may be charged with respect to exchanges of Class A shares into portfolios or funds sold with a sales load. No CDSC will be imposed on Class B shares at the time of an exchange. The CDSC applicable on redemption of Class B shares will be calculated from the date of the initial purchase of the Class B shares exchanged. If an investor is exchanging Class A into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the Investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


REDIRECTED DISTRIBUTION OPTION

THE REDIRECTED DISTRIBUTION OPTION PERMITS INVESTMENT OF INVESTORS' DIVIDENDS AND DISTRIBUTIONS IN SHARES OF OTHER FUNDS IN THE BEAR STEARNS FAMILY.


The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by the Portfolio in Class A Shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.


This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.


                              How to Redeem Shares
GENERAL

THE REDEMPTION PRICE WILL BE BASED ON THE NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A REDEMPTION REQUEST.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If the investor fails to specify the Class of shares to be redeemed or if the investor owns fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.


The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Fund within 60 days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES


CLASS A SHARES OF THE PORTFOLIO MAY BE SUBJECT TO A CDSC OF 1% UPON REDEMPTION WITHIN ONE YEAR OF PURCHASE.

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be imposed to the extent that the net asset value of the Class A shares redeemed does not exceed
(i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increase in the net asset value of an investor's Class A shares above the dollar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Additional Information for more information.


CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $256) would be charged at a rate of 5% for a total CDSC of $12.00.

WAIVER OF CDSC

The CDSC applicable to Class B shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC that were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of an Equity Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC

The CDSC applicable to Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

SHAREHOLDERS MAY REDEEM SHARES IN SEVERAL WAYS.

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds--Focus List Portfolio--Class A, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.


If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name of address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the securities transfer association.

The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.


During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Class A shares withdrawn pursuant to the Automatic Withdrawal will be subject to any applicable CDSC. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                       Dividends, Distributions and Taxes

                                 [TO BE UPDATED]


DIVIDENDS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL PORTFOLIO SHARES AT NET ASSET VALUE, UNLESS PAYMENT IN CASH IS REQUESTED OR DIVIDENDS ARE REDIRECTED INTO ANOTHER FUND PURSUANT TO THE REDIRECTED DISTRIBUTION OPTION.


The Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class of the Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such Class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."


Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.
Dividends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSFM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

THE PORTFOLIO IS NOT EXPECTED TO HAVE ANY FEDERAL TAX LIABILITY; ALTHOUGH INVESTORS SHOULD EXPECT TO BE SUBJECT TO FEDERAL, STATE OR LOCAL TAXES IN RESPECT OF THEIR INVESTMENT IN PORTFOLIO SHARES.

Management of the Fund intends to have the Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

The Portfolio anticipates that there will be high portfolio turnover rate, which may result in the Portfolio losing its qualification as a regulated investment company. In this event, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extend of the Portfolio's earnings and profits. Although Management intends to have the Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.

                             Performance Information

THE PORTFOLIO MAY ADVERTISE ITS PERFORMANCE IN A NUMBER OF WAYS.


For purposes of advertising, performance for Class A, B and C shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A. Performance for each class will be calculated separately.


Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.


Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.


Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average, the Bear Stearns Research Focus List and other industry publications.

                               General Information


The Fund was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced operations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Portfolio's shares are classified into three Classes--Class A, B and Y. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as otherwise required by law.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of seven portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder  inquiries  may be  made  by  writing  to the  Fund  at  PFPC  Inc.,
Attention: Focus List Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

                                    Appendix
INVESTMENT TECHNIQUES

In connection with its investment objective and policies, the Portfolio may employ, among others, the following investment techniques which may involve certain risks.

LENDING PORTFOLIO SECURITIES

THE PORTFOLIO MAY EARN ADDITIONAL INCOME BY LENDING ITS PORTFOLIO SECURITIES.

From time to time, the Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 331/3% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

BORROWING MONEY

THE PORTFOLIO MAY BORROW MONEY.

As a fundamental policy, the Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 331/3% of the value of such company's total assets. However, the Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

FOREIGN SECURITIES

THE PORTFOLIO MAY PURCHASE FOREIGN SECURITIES.
The Portfolio may purchase securities of foreign issuers, which may involve more risks than investment in securities issued by domestic companies. Securities of foreign issuers may be traded in the United States in the form of American Depository Receipts (ADRs) and other similar instruments, but most are traded primarily in foreign markets. The risks of investing in foreign securities include, among other things:

 o Political and economic risk. Foreign investments are subject to increased political and economic risks, especially in developing countries. In some countries, there is the risk that assets may confiscated or taxed by foreign governments.
 o Regulatory risk. Foreign securities markets may be subject to less government regulation and foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards.
 o Currency risk. Foreign securities denominated in foreign currencies may be subject to the additional risk of fluctuations in the value of the currency as compared to the U.S. dollar.

 o Market risk. Foreign securities markets may be subject to greater volatility and may be less liquid than domestic markets.
 o Transaction costs. Transaction costs involving foreign securities tend to be higher than similar costs applicable to transactions in U.S. securities. Convertible Securities

MONEY MARKET INSTRUMENTS

THE PORTFOLIO MAY INVEST IN A VARIETY OF MONEY MARKET INSTRUMENTS.
The Portfolio may invest, in the circumstances described under "Description of the Fund--Management Policies," in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less. Under normal circumstances, the Portfolio does not expect to invest more than 5% of its total assets in money market instruments or cash.

U.S. GOVERNMENT SECURITIES
The  Portfolio  may  purchase  securities  issued  or  guaranteed  by  the  U.S.
Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS
The Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Portfolio will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS
Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Portfolio. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

INVESTMENT COMPANY SECURITIES

THE PORTFOLIO MAY INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES.
The Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, the Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES

THE PORTFOLIO MAY PURCHASE ILLIQUID SECURITIES.
The Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and options traded in the over-the-counter market and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

THE
BEAR STEARNS
FUNDS

245 Park Avenue
New York, NY 10167
1.800.766.4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser and Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022


Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434



NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE FOCUS LIST PORTFOLIO'S PROSPECTUS AND IN THE FOCUS LIST PORTFOLIO'S SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FOCUS LIST PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE FOCUS LIST PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

-------------------------------------------------------------------------------


                             THE BEAR STEARNS FUNDS
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO

                           TOTAL RETURN BOND PORTFOLIO

                      CLASS A, CLASS B, CLASS
C AND CLASS Y

                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                   ____, 1997


-------------------------------------------------------------------------------



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated ____, 1997 of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time, offering shares of three diversified portfolios (each, a "Portfolio"): Large Cap Value Portfolio and

 Small Cap Value Portfolio (together, the "Equity Portfolios") and Total Return Bond Portfolio (the "Bond Portfolio"). To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: [Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

         Bear Stearns, an affiliate of BSFM, serves as distributor of each Portfolio's shares.

                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----

Investment Objective and Management Policies ......................     B-2
Management of the Fund ............................................     B-10
Management Arrangements ...........................................     B-13
Purchase and Redemption of Shares .................................     B-16
Determination of Net Asset Value ..................................     B- 19
Dividends, Distributions and Taxes ................................     B- 20
Portfolio Transactions ............................................     B- 27
Performance Information ...........................................     B- 29
Code of Ethics ....................................................     B- 30
Information About the Fund ........................................     B- 31

Custodian, Transfer and Dividend Disbursing Agent,

  Counsel and Independent Auditors ................................     B- 34
Financial Statements ..............................................     B- 34
Appendix ..........................................................     B- 35

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Description of the Fund."

Portfolio Securities

         Bank Obligations. (All Portfolios) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Portfolio are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending on the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

Mortgage-Related Securities

         U.S. Government Agency Securities. (Bond Portfolio) Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. (Bond Portfolio) Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Repurchase Agreements. (All Portfolios) Each Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSFM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Municipal Obligations. (Bond Portfolio) Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase  agreements which are similar to installment  purchase  contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Bond Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Bond Portfolio investments.

         Commercial Paper and Other Short-Term Corporate Obligations. (All Portfolios) Variable rate demand notes include variable amount master demand notes, which are obligations that permit each Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSFM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and an Equity Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Equity Portfolios' Prospectus for other commercial paper issuers.

         Illiquid Securities. (All Portfolios) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, such Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSFM to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in such Portfolio during such period.

         Ratings of Debt. (Bond Portfolio) Subsequent to its purchase by the Bond Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Bond Portfolio. Neither event will require the sale of such securities by the Bond Portfolio, but BSFM will consider such event in determining whether the Bond Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") may change as a result of changes in such organizations or their rating systems, the Bond

Portfolio  will  attempt  to  use  comparable   ratings  as  standards  for  its
investments in accordance with the investment policies contained in the Portfolio's Prospectus and this Statement of Additional Information.

Management Policies

         Each Portfolio may engage in the following practices in furtherance of its objective.

         Options Transactions. (All Portfolios) Each Portfolio may engage in options transactions, such as purchasing or writing covered call or put options. The principal reason for writing covered call options, which are call options with respect to which a Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on a Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by the Portfolios ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Portfolio may write (a) in-the-money call options when BSFM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSFM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when BSFM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So  long  as a  Portfolio's  obligation  as  the  writer  of an  option continues, such Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, each Portfolio generally will purchase or write only those options for which BSFM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. (Equity Portfolios) Each Equity Portfolio may purchase and write put and call options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts. (All Portfolios)
         --------------------------------------------------
Each Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading in commodities that are not currently traded in the United States or arbitrage possibilities not available in the United States.

         Initially, when purchasing or selling futures contracts, a Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent a Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of each Equity Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option on a futures contract, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Foreign Currency Transactions. (Equity Portfolios) If an Equity Portfolio enters into a currency transaction, it will deposit, if so required by applicable regulations, with its custodian cash, U.S. Government securities or other high grade debt obligations, in a segregated account of the Equity Portfolio in an amount at least equal to the value of the Equity Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Equity Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, the Equity Portfolio either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Equity Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Equity Portfolio retains the portfolio security and engages in an offsetting transaction, such Equity Portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Equity Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Equity Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Equity Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to each Equity Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, an Equity Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which each Equity Portfolio engages in currency transactions. See "Dividends, Distributions and Taxes."

         Lending Portfolio Securities. (All Portfolios) To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Portfolio to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party which is unaffiliated with such Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) each Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. No Portfolio may:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

         3. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

         4. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         5. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         6. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         8. Act as an underwriter of securities of other issuers, except to the extent each Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         10. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolio's   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         The following investment restrictions numbered 15 and 16, which are not fundamental policies, apply only to the Equity Portfolios. Neither of these Portfolios may:

         15. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Equity Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         16. Invest in the securities of a company for the purpose of exercising management or control, but each Equity Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.



                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.



NAME AND ADDRESS            POSITION         PRINCIPAL OCCUPATION
   (AND AGE)                WITH FUND        DURING PAST FIVE YEARS
----------------            --------         ----------------------





Peter M. Bren (63)            Trustee       President of The Bren Co., since
126 East 56th Street                        1969;  President of Koll,
New York, NY  10021                         Bren Realty Advisors and Senior
                                            Partner for Lincoln Properties
                                            prior thereto.


Alan J. Dixon* (69)           Trustee       Partner of Bryan Cave, a law
7535 Claymont Court                         firm in St. Louis since
Apt. #2                                     January 1993; United States
Belleville, IL  62223                       Senator of Illinois from 1981
                                            to 1993.



John R. McKernan,  Jr. (49)   Trustee       Chairman and Chief Executive
P.O. Box 15213                              Officer of McKernan Enterprises
Portland,  ME 02110                         since January 1995; Governor of
                                            Maine prior thereto.


M.B. Oglesby, Jr. (55)        Trustee       President and Chief Executive
700 13th Street, N.W.                       Officer,  Association of American
Suite 400                                   Railroads since June 23, 1997; Vice
Washington, D.C. 20005                      Chairman of Cassidy & Associates
                                            since February 1996;  Senior Vice
                                            President of RJR Nabisco,  Inc.

NAME AND ADDRESS            POSITION         PRINCIPAL OCCUPATION
   (AND AGE)                WITH FUND        DURING PAST FIVE YEARS
----------------            --------         ----------------------

                                              from April 1989 to February  1996;
                                              Former Deputy Chief of Staff-White
                                              House from 1988  to January 1989.


Robert S. Reitzes* (53)      Chairman of the  Director of Mutual Funds-Bear
245 Park Avenue              Board            Stearns Asset Management and
New York, NY  10167                           Senior Managing Director of
                                              Bear Stearns since March 1994;
                                              Co-Director of Research and
                                              Senior Chemical Analyst of
                                              C.J. Lawrence/Deutsche Bank
                                              Securities Corp. from January
                                              1991 to March 1994.


Peter B. Fox (45)
Three First National Plaza   Executive Vice   Managing  Director-Emeritus,
Chicago, IL  60602           President        Bear Stearns, since February 1997;
                                              Bear Stearns, Senior Managing
                                              Director, Public Finance, since
                                              September 1987.



William J. Montgoris (50)    Executive Vice  Chief Operating Officer, Bear
245 Park Avenue              President       Stearns.
New York, NY  10167



Stephen A.  Bornstein  (54)  Vice  President Managing  Director,  Legal
245 Park  Avenue New York,                   Department;  General  Counsel,
NY 10167                                     Bear  Stearns  Asset  Management,
                                             a division of Bear Stearns.




Frank J. Maresca (38)         Vice President Managing Director of Bear
245 Park Avenue               and Treasurer  Stearns  since  September
New York, NY  10167                          1994;  Associate Director
                                             of  Bear   Stearns   from
                                             September     1993     to
                                             September 1994; Executive
                                             Vice  President  of  BSFM
                                             since  March  1992;  Vice
                                             President of Bear Stearns
                                             from    March   1992   to
                                             September 1993.



Donalda L. Fordyce (38)       Vice President Senior Managing Director,
245 Park Avenue                              Bear    Stearns     Asset
New York, NY  10167                          Management  since  March,
                                             1996;   previously   Vice
                                             President,          Asset
                                             Management         Group,
                                             Goldman,  Sachs from 1986
                                             to 1996.



Ellen T. Arthur (44)          Secretary      Associate   Director   of
245 Park Avenue                              Bear    Stearns     since
New York, NY  10167                          January   1996;    Senior
                                             Counsel   and   Corporate
                                             Vice     President     of
                                             PaineWebber  Incorporated
                                             from    April   1989   to
                                             September 1995.



Vincent L. Pereira (32)       Assistant      Associate   Director   of
245 Park Avenue               Treasurer      Bear    Stearns     since
New York, NY  10167                          September  1995  and Vice
                                             President  of BSFM  since
                                             May 1993;  Vice President
                                             of Bear  Stearns from May
                                             1993 to  September  1995;
                                             Assistant  Vice President
                                             of   Mitchell    Hutchins
                                             Asset   Management   Inc.
                                             from  October 1992 to May
                                             1993.



Eileen M. Coyle (31)          Assistant      Vice  President  of  Bear
245 Park Avenue               Secretary      Stearns  since  September
New York, NY  10167                          1995;   Manager  of  BSFM
                                             since    1995;     Senior
                                             Administrator         and
                                             Supervisor  for BSFM from
                                             January   1994  to  1995;
                                             Accounting Supervisor and
                                             Senior   Accountant   for
                                             Bear Stearns since 1990.


         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:


                                                                                                                  (5)
                                                               (3)                                               Total
                                      (2)                  Pension or                    (4)               Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual           Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon           Complex Paid to
          Member                  from Fund *            Fund's Expenses             Retirement              Board Members
          ------                  -----------            ---------------             ----------              -------------

Peter M. Bren                        $7,000                   None                      None                  $11,500 (2)

Alan J. Dixon                        $7,000                   None                      None                  $ 6,500 (1)

John R. McKernan, Jr.                $7,000                   None                       None                 $12,000 (2)

M.B. Oglesby, Jr.                    $7,000                   None                      None                  $12,000 (2)

Robert S. Reitzes                     None                    None                      None                    None (2)



---------------------
*       Amount  does  not  include  reimbursed   expenses  for  attending  Board
        meetings, which amounted to approximately $7,000 Board members of the Fund, as a group.

        Board members and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on May 31, 1997.

        For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                             MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Management of the Fund."

        Investment Advisory Agreement. BSFM provides investment advisory services to each Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, as revised May 4, 1995, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on January 28, 1997. The Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSFM. As to the relevant Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Frank J. Maresca, Executive Vice President; Donalda L. Fordyce, Executive Vice President; Vincent
L. Pereira, Vice President and Treasurer;  Ellen T. Arthur, Secretary; and James
G. McCluskey, Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.


         BSFM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Fund's Board of Trustees. BSFM provides each Portfolio with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The portfolio managers of the Equity Portfolios are Robert S. Reitzes, Mark A. Kurland, James G. McCluskey, Gail Sprute and Harris Cohen. The portfolio manager of the Bond Portfolio is Peter E. Mahoney. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.


        As compensation for BSFM's advisory services, each Equity Portfolio has agreed to pay BSFM a monthly fee at the annual rate of .75 of 1% of the value of such Equity Portfolio's average daily net assets. The Bond Portfolio has agreed to pay BSFM a monthly fee at the annual rate of .45 of 1% of the value of the Bond Portfolio's average daily net assets. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $45,531, $88,955 and $51,869, respectively. For the fiscal year ended March 31, 1997, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $151,578, $285,539 and $98,957, respectively. These amounts were waived pursuant to an undertaking by BSFM, resulting in no fees being paid by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio. In addition, BSFM reimbursed $224,658, $191,607 and $282,573 for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, in order to maintain the voluntary expense limitation for the period April 3, 1995 (commencement of operations) through

March 31, 1996. BSFM reimbursed $161,196, $86,666 and $280,261 for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, in order to maintain the voluntary expense limitation, for the fiscal year ended March 31, 1997.

        Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995 and June 2, 1997, with the Fund. As to each Portfolio, the Administration Agreement will continue until February 22, 1998 and thereafter will be subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to the relevant Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

        As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of each Portfolio's average daily net assets. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the administration fees amounted to $9,106, $17,782 and $17,290, respectively, for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio. For the fiscal year ended March 31, 1997, the administration fees accrued, amounted to $30,232, $57,108 and $32,986, respectively, for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio.

        Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated February 22, 1995, with the Fund. The Administrative Services Agreement is terminable upon 60 days notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

        As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolios' Prospectus. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the administrative services fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $62,405, $62,532 and $63,913, respectively, as a result of a waiver of fees by PFPC. For the fiscal year ended March 31, 1997, the administrative services fees for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $99,570, $119,822 and $99,469, respectively, as a result of a waiver of fees by PFPC.


        Distribution and Shareholder Servicing Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees have adopted a distribution and shareholder servicing plan with respect to Class A and Class C shares (the "Plan"). The Fund's Board of Trustees have also adopted a distribution plan (the "Distribution Plan") and a shareholder servicing plan (the "Shareholder Servicing Plan", and together with the Plan and/or the Distribution Plan, the

"Plans") with respect to the Class B shares. The Fund's Board of Trustees believe that there is a reasonable likelihood that the Plans will benefit each Portfolio and the holders of its Class A, Class B and Class C shares.

        A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Plan that would materially increase the amount to be paid by Class A shareholders under such Plans. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Plan with respect to Class A and Class C shares was so approved on January 28, 1997. The Distribution Plan and the Shareholder Servicing Plan with respect to the Class B shares was approved on September 8, 1997. Each Plan is terminable at any time, as to each class of each Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of each Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of a Portfolio, in the event of its assignment (as defined in the 1940 Act).


        For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio paid Bear Stearns $13,300, $22,762 and $14,093, respectively, with respect to Class A shares and $23,333, $37,577 and $11,638, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and Class C shares of each Portfolio:

                 Large Cap Value Portfolio  Small Cap Value Portfolio  Total Return Bond Portfolio
                 Class A         Class C      Class A      Class C      Class A          Class C
                 -------         -------      -------      -------      -------          -------

Payments to
Brokers or Dealers  $7,620       $10,955    $17,815       $26,976      $11,713           $4,734

Payments for       $56,263       $60,759    $79,858       $99,631     $122,351          $52,251
Advertising


         For the fiscal year ended March 31, 1997, the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio paid Bear Stearns $27,440, $57,907 and $15,344, respectively, with respect to Class A shares and $37,332, $111,111 and $12,483, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and Class C shares of each Portfolio:


                      Large Cap Value Portfolio   Small Cap Value Portfolio  Total Return Bond Portfolio
                      Class A        Class C      Class A         Class C    Class A          Class C
                      -------        -------      -------         -------    -------          -------

Payments to
Brokers or Dealers    $29,650      $15,245        $69,195        $78,264    $14,296           $5,077

Payments for
Advertising            $7,439        $4,959       $24,900        $26,299     $9,496           $3,764


         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSFM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSFM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Portfolio.


         Expense Limitation. BSFM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to any Portfolio.



                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolios' Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolios' distributor on a best efforts basis pursuant to an agreement dated February 22, 1995 which is renewable annually. For the period April 3, 1995 (commencement of operations) through March 31, 1996, Bear Stearns retained $72, $388 and $10,549 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, and $110, $583 and $185 from contingent deferred sales charges ("CDSC") on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively. For the fiscal year ended March 31, 1997, Bear Stearns retained $41,212, $133,963 and $17,096 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, and $3,245, $7,666 and $116 from CDSC on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of each Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1997.

         EQUITY PORTFOLIOS:         Large Cap Value    Small Cap Value
                                      Portfolio           Portfolio
                                      ---------           ---------

Net Asset Value per Share                $ 17.17           $ 17.48
                                         =======           =======


Per Share Sales Charge -  5.50%
  of offering price (5.82% of
  net asset value per share)                1.00              1.02
                                         -------           -------


Per Share Offering Price to

   the Public                            $ 18.17            $18.50
                                         =======           =======


BOND PORTFOLIO:
Net Asset Value per Share                  12.03
                                         =======


Per Share Sales Charge -  4.50%
  of offering price (4.71% of
  net asset value per share)                0.57
                                         -------



Per Share Offering Price to

  the Public                             $ 12.60
                                         =======


         Redemption Commitment. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets each Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.


         Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Equity Portfolio securities, including covered call options written by an Equity Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Forward currency contracts will be valued at the current cost of offsetting the contract. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of an Equity Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each Class will differ.

         Substantially all of the Bond Portfolio's investments (including short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which are not valued by the Service are carried at amortized cost, which approximate value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Bond Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Each Portfolio's restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Board of Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                                 [TO BE UPDATED]


         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolios'   Prospectus   entitled   "Dividends,
Distributions and Taxes."

         The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of the Code, Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to the Code, Section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of
Section 1092 of the Code; (2) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under the Code, Section 263(g). Built-in losses will be preserved where a Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Portfolio will commence on the date it is written and end on the date it lapses or the date of a closing transaction is entered into. Accordingly, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. Under Treasury Regulations, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under the Code, Section 1256.

         A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. If a Portfolio does not elect to treat the PFIC as a QEF, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate

(individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and
(4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Under proposed Treasury Regulations, a Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income and will not be subject to the Short-Short Gain Test, and the Portfolio's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If the Portfolio makes such election in the first taxable year it holds PFIC stock, it will not incur the tax described in the preceding paragraphs.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.


         Portfolio Distributions. Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B, C, and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B and C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


         A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Equity Portfolios with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Equity Portfolios from domestic corporations for the taxable year. A dividend received by an Equity Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code, Section 246(c)(3)and (4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of the Code, Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from an Equity Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolios that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolios will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of another Portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         A Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of the Code, Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolios, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.


                             PORTFOLIO TRANSACTIONS

         BSFM assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSFM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSFM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSFM and BSFM's fees are not reduced as a consequence of the receipt of such supplemental information.

         BSFM assumes general supervision over placing orders on behalf of the Bond Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Bond Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Bond Portfolio for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Bond Portfolio transactions are allocated to various dealers by the its portfolio managers in their best judgment.

         Such information may be useful to BSFM in serving each Portfolio and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSFM in carrying out its obligations to the Portfolios. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSFM being engaged simultaneously in the purchase or sale of the same security. Certain of BSFM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to an Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

         Portfolio turnover may vary from year to year as well as within a year. The portfolio turnover rate for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio for the period April 3, 1995 (commencement of operations) through March 31, 1996 was 45%, 41% and 107%, respectively. The portfolio turnover rate for the fiscal year ended March 31, 1997 was 137%, 57% and 263%, respectively. In periods in which extraordinary market conditions prevail, BSFM will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSFM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

         For the period April 3, 1995 (commencement of operations) through March 31, 1996, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $26,576 and $64,825, respectively, of which approximately $1,200 and $1,700 was paid to Bear Stearns, respectively. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 4.52% and 2.62%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 1.95% and 0.72% of the transactions, respectively, involved commissions being paid to Bear Stearns. No brokerage commissions were paid by the Bond Portfolio.

         For the fiscal year ended March 31, 1997, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $59,523 and $102,411, respectively, of which approximately $1,300 and $9,000, respectively, was paid to Bear Stearns. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 2.18% and 8.79%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 2.93% and 8.89% of the transactions, respectively, involved commissions being paid to Bear Stearns. No brokerage commissions were paid by the Bond Portfolio.

                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolios'   Prospectus   entitled   "Performance
Information."

         Current yield for the 30-day period ended March 31, 1997 for Class A, Class C and Class Y of the Bond Portfolio was 6.38%, 6.28% and 6.99%, respectively. The current yield for each Class reflects the waiver and reimbursement of certain fees and expenses by the investment adviser, without which the Portfolio's current yield for such period would have been 3.87% for Class A, 3.67% for Class C and 4.42% for Class Y. Current yield of the Bond Portfolio is computed pursuant to a formula which operates as follows: The amount of the Bond Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Bond Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


         Average annual total return of each Portfolio is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class
A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected, would reduce the performance quoted.

         The chart below sets forth average annual total return from inception* through March 31, 1997 and total return for one-year and inception* through March 31, 1997 for Class A, Class C and Class Y:


                TOTAL RETURN - INCEPTION* THROUGH MARCH 31, 1997

                                                      Class A                                 Class C                  Class Y
                                      Based on Maximum          Based on Net         Based on       Based on Net      Based on
Name of Portfolio                     Offering Price             Asset Value          Maximum       Asset Value          Net
                                                                                       CDSC                          Asset Value


Large Cap Value Portfolio                  38.92%                  45.85%               N/A            44.40%          26.19%

Small Cap Value Portfolio                  42.96%                  50.09%               N/A            48.45%          38.57%

Total Return Bond Portfolio                 9.08%                  13.33%               N/A            12.45%           7.82%




                                   TOTAL RETURN - ONE-YEAR ENDED MARCH 31, 1997

                                                      Class A                                 Class C                  Class Y
 Name of Portfolio                    Based on Maximum          Based on Net         Based on       Based on Net      Based on
                                      Offering Price             Asset Value          Maximum       Asset Value          Net
                                                                                       CDSC                          Asset Value

Large Cap Value Portfolio                   9.96%                  15.44%               N/A            14.87%           16.04%

Small Cap Value Portfolio                   6.41%                  11.71%               N/A            11.12%          12.19%

Total Return Bond Portfolio                 0.49%                   4.40%               N/A            3.99%            4.77%





                              AVERAGE ANNUAL TOTAL RETURN - INCEPTION* THROUGH MARCH 31, 1997

                                                      Class A                                  Class C                 Class Y
Name of Portfolio                     Based on Maximum          Based on Net          Based on      Based on Net       Based on
                                      Offering Price             Asset Value          Maximum       Asset Value          Net
                                                                                        CDSC                         Asset Value

Large Cap Value Portfolio                  17.94%                  20.86%                N/A           20.23%           16.12%

Small Cap Value Portfolio                  19.63%                  22.58%                N/A           21.90%           20.17%

Total Return Bond Portfolio                 4.45%                   6.47%                N/A            6.06%            4.93%



* Class A and Class C shares of Large Cap Value Portfolio commenced investment operations on April 4, 1995. Class A and Class C shares of Small Cap Value Portfolio commenced investment operations on April 3, 1995. Class A and Class C shares of the Bond Portfolio commenced investment operations on April 5, 1995. The initial public offering of the Class Y shares of Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio commenced on September 11, June 22, and September 8, 1995, respectively.


                                 CODE OF ETHICS

         The Fund, on behalf of each Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSFM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the

Portfolios, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by each Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by each Portfolio without prior approval by the Fund; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the account of an access person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of each Portfolio first, shall avoid potential or actual conflicts of interest with each Portfolio, and shall not take unfair advantage of their relationship with each Portfolio. Under certain circumstances, the Adviser to each Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by each Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

         As of May 31, 1997, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's shares.

                                                    Percent of Large Cap
                                                       Value Portfolio
Name and Address                                 Class A Shares Outstanding
----------------                                 --------------------------

Bear, Stearns Securities Corp.                              21.9%
FBO 200-40406-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                               5.6%
FBO 086-15297-17
1 Metrotech Center North
Brooklyn, NY  11201-3859

Piedmont Trust Bank                                          5.4%
Custodian for API Trust Growth Fund
1 Ellsworth Street
Martinsville, VA  24112

                                                    Percent of Large Cap
                                                       Value Portfolio
Name and Address                                 Class C Shares Outstanding
----------------                                 --------------------------

Bear, Stearns Securities Corp.                               7.8%
FBO 220-43167-11
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                               5.6%
FBO 026-47353-17
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                    Percent of Large Cap
                                                       Value Portfolio
Name and Address                                 Class Y Shares Outstanding
----------------                                 --------------------------

Bear, Stearns Securities Corp.                              20.0%
FBO 038-04569-13
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                              10.2%
FBO 049-40734-14
1 Metrotech Center North
Brooklyn, NY  11201-3859

EAMCO                                                        8.6%
FBO 02130004
Attn:  Mutual Funds Desk
c/o Riggs Bank N.A.
P.O. Box 96211
Washington, DC  20090-6211

Bear, Stearns Securities Corp.                               5.9%
FBO 049-40503-13
1 Metrotech Center North
Brooklyn, NY  12201-3859

                                                    Percent of Small Cap
                                                       Value Portfolio
Name and Address                                 Class A Shares Outstanding
----------------                                 --------------------------

Piedmont Trust Bank                                          6.9%
Custodian for API Trust Growth Fund
1 Ellsworth Street
Martinsville, VA  24112

Bear, Stearns Securities Corp.                               6.3%
FBO 042-13302-18
1 Metrotech Center North
Brooklyn, NY  12201-3859

                                                    Percent of Small Cap
                                                       Value Portfolio
Name and Address                                 Class C Shares Outstanding
----------------                                 --------------------------

Bear Stearns Securities Corp.                                7.0%
FBO 984-00106-16
1 Metrotech Center North
Brooklyn, NY  01201-3859


                                                    Percent of Small Cap
                                                       Value Portfolio
Name and Address                                 Class Y Shares Outstanding
----------------                                 --------------------------

Custodial Trust Company                                     17.5%
101 Carnegie Center
Princeton, NJ  08540

Bear, Stearns Securities Corp.                               7.4%
FBO 049-41065-11
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                               5.8%
FBO 047-23948-16
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                      Percent of Total
                                                    Return Bond Portfolio
Name and Address                                 Class A Shares Outstanding
----------------                                 --------------------------

Bear, Stearns Securities Corp.                              24.2%
FBO 051-29339-12
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                                6.3%
FBO 051-26459-12
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                               6.0%
FBO 044-34756-29
1 Metrotech Center North
Brooklyn, NY  12201-3859

Bear, Stearns Securities Corp.                               5.7%
FBO 042-16744-25
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                      Percent of Total
                                                    Return Bond Portfolio
Name and Address                                 Class C Shares Outstanding
----------------                                 --------------------------

Bear, Stearns Securities Corp.                              27.2%
FBO 498-00001-13
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                              13.0%
FBO 220-43677-14
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                              13.0%
FBO 220-43671-10
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                               9.6%
FBO 050-34543-16
1 Metrotech Center North
Brooklyn, NY 11201-3859



                                                      Percent of Total
                                                    Return Bond Portfolio
Name and Address                                 Class Y Shares Outstanding

Bear, Stearns Securities Corp.                              78.8%
FBO 049-41095-15
1 Metrotech Center North
Brooklyn, NY 11201-3859


         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting Securities may be deemed a "control person" (as defined in the 1940 Act) of a Portfolio.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. Under a custody agreement with each Portfolio, CTC holds each Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives from each Portfolio an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolios' Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.

                              FINANCIAL STATEMENTS

         The Portfolios' annual report to shareholders for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

         Description  of certain  ratings  assigned by S&P,  Moody's,  Fitch and
Duff:

S&P

Bond Ratings

                                       AAA

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Moody's

Bond Ratings

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                                       AAA

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

--------------------------------------------------------------------------------


                             THE BEAR STEARNS FUNDS

                            THE INSIDERS SELECT FUND
                      CLASS A, CLASS B, CLASS C AND CLASS Y

                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                 _________, 1997


--------------------------------------------------------------------------------



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated ________, 1997 of The Insiders Select Fund (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The Insiders Select Fund, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.


         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSFM is referred to herein as the "Adviser."

         Bear Stearns, an affiliate of BSFM, serves as distributor of the Portfolio's shares.


                                TABLE OF CONTENTS
                                                                          Page


Investment Objective and Management Policies............................  B-2
Management of the Fund..................................................  B-9
Management Arrangements.................................................  B-11
Purchase and Redemption of Shares.......................................  B-14
Determination of Net Asset Value........................................  B- 16
Dividends, Distributions and Taxes......................................  B- 17
Portfolio Transactions..................................................  B- 24
Performance Information.................................................  B- 25
Code of Ethics..........................................................  B- 26
Information About the Fund..............................................  B- 27
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors......................................  B- 27
Financial Statements....................................................  B- 28

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Fund."

Portfolio Securities

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to

Rule 144A will develop, the Fund's Board of Trustees has directed the Advisers to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies

         The Portfolio engages in the following practices in furtherance of its objective.

         Options Transactions. The Portfolio may engage in options transactions, such as purchasing or writing covered call or covered put options. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by the Portfolio ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at- the-money" and "out-of-the-money," respectively. The Portfolio may write: (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as the Portfolio's obligation as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. The Portfolio may purchase and write put and call options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock indexes are similar to options on stock except: (a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts. The Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         Initially, when purchasing or selling futures contracts the Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. If it is not possible, or the Portfolio determines not to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent the Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of the Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the

Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 8 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         10. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolio's   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of the Portfolio's shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                  POSITION         PRINCIPAL OCCUPATION
   (AND AGE)                      WITH FUND        DURING PAST FIVE YEARS
   ---------                      ---------        ----------------------

Peter M. Bren (63)                Trustee          President of The Bren Co.
126 East 56th Street                               since 1969; President of
New York, NY  10021                                Koll, Bren Realty Advisors
                                                   and Senior Partner for
                                                   Lincoln Properties prior
                                                   thereto.

Alan J. Dixon* (69)               Trustee          Partner of Bryan Cave, a law
7535 Claymont Court                                firm in St. Louis since
Apt. #2                                            January 1993; United States
Belleville, IL  62223                              Senator of Illinois from
                                                   1981 to 1993.

John R. McKernan,  Jr. (49)      Trustee           Chairman and Chief Executive
P.O. Box 15213                                     Officer of McKernan
Portland, ME 04112                                 Enterprises since January
                                                   1995; Governor of Maine
                                                   prior thereto.

M.B. Oglesby, Jr. (55)           Trustee           President and Chief
700 13th St., N.W.,                                Executive Officer,
Suite 400 Washington, D.C. 20005                   Association of American
                                                   Railroads since June 23,
                                                   1997; Vice Chairman of
                                                   Cassidy & Associates  since
                                                   February 1996;  Senior Vice
                                                   President of RJR Nabisco,
                                                   Inc. from April 1989 to
                                                   February 1996;  Former Deputy
                                                   Chief of Staff-White House
                                                   from 1988 to January 1989.


Robert S. Reitzes* (53)           Chairman of the  Director of Mutual  Funds-
245 Park Avenue                   Board            Bear Stearns  Asset
New York, NY 10167                                 Management  and Senior
                                                   Managing Director of Bear
                                                   Stearns  since March 1994;
                                                   Co-Director  of Research and
                                                   Senior Chemical  Analyst of
                                                   C.J.  Lawrence/Deutsche  Bank
                                                   Securities Corp. from
                                                   January 1991 to March 1994.

Peter B. Fox (45                  Executive Vice   Managing Director -Emeritus,
Three First National Plaza        President        Bear Stearns Since February
Chicago, IL  60602                                 1997, Bear Stearns Senior
                                                   Managing Director,
                                                   Public Finance since
                                                   September 1987.



William J. Montgoris (50)         Executive Vice   Chief Operating Officer,
245 Park Avenue                   President        Bear Stearns.
New York, NY  10167

NAME AND ADDRESS                  POSITION         PRINCIPAL OCCUPATION
   (AND AGE)                      WITH FUND        DURING PAST FIVE YEARS
   ---------                      ---------        ----------------------


Stephen A.  Bornstein  (54)       Vice  President  Managing  Director,  Legal
245 Park  Avenue                                   Department;  General Counsel,
New York, NY 10167                                 Bear  Stearns  Asset
                                                   Management, a division of
                                                   Bear Stearns.


Frank J.  Maresca  (39)           Vice  President  Managing  Director of Bear
245 Park Avenue                   and Treasurer    Stearns since  September
New York,  NY 10167                                1994;  Associate Director of
                                                   Bear Stearns from September
                                                   1993 to September  1994;
                                                   Executive Vice President of
                                                   BSFM since March 1992; Vice
                                                   President of Bear Stearns
                                                   from March 1992 to September
                                                   1993.




Donalda L. Fordyce (38)           Vice President   Bear Stearns Asset
245 Park Avenue                                    Management since March,
New York, NY 10167                                 1996; previously, Vice
Senior Managing Director,                          President, Asset Management
                                                   Group, Goldman Sachs from
                                                   1986 to 1996.

Ellen T. Arthur (44)              Secretary        Associate Director of Bear
245 Park Avenue                                    Stearns since January 1996;
New York, NY  10167                                Senior Counsel and Corporate
                                                   Vice President of
                                                   PaineWebber Incorporated
                                                   from April 1989 to September
                                                   1995.

Vincent L. Pereira (32)           Assistant        Associate  Director of Bear
245 Park Avenue                   Treasurer        Stearns since  September 1995
New York, NY 10167                                 and Vice President of BSFM
                                                   since May 1993;  Vice
                                                   President of Bear Stearns
                                                   from May 1993 to September
                                                   1995;  Assistant  Vice
                                                   President of Mitchell
                                                   Hutchins from October 1992
                                                   to May 1993.

Eileen M. Coyle (31               Assistant        Vice President of Bear
245 Park Avenue                   Secretary        Stearns since September
New York, NY  10167                                1995;  Manager of BSFM since
                                                   1995; Senior Fund
                                                   Administrator and Supervisor
                                                   for BSFM from January 1994
                                                   to 1995;  Accounting
                                                   Supervisor and Senior
                                                   Accountant for Bear Stearns
                                                   since 1990.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:

                                                                                                                   (5)
                                                               (3)                                                Total
                                      (2)                  Pension or                    (4)                Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual            Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon            Complex Paid to
          Member                   from Fund*            Fund's Expenses             Retirement               Board Members
          ------                   ----------            ---------------             ----------               -------------

Peter M. Bren                        $7,000                   None                      None                       $11,500
Alan J. Dixon                        $7,000                   None                      None                        $6,500
John R. McKernan, Jr.                $7,000                   None                      None                       $12,000
M.B. Oglesby, Jr.                    $7,000                   None                      None                       $12,000
Robert S. Reitzes                     None                    None                      None                          None



---------------------

*       Amount  does  not  include  reimbursed   expenses  for  attending  Board
        meetings, which amounted to approximately $7,000 for Board members of the Fund, as a group.

        Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on May 31, 1997.

        For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

        No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                             MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Fund."

        Investment Advisory Agreement. BSFM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, as revised May 4, 1995, with the Fund. The Agreement is subject to annual approval by: (i) the Fund's Board of Trustees or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting as to the Portfolio, held on January 28, 1997. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days notice, by BSFM. As to the Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


        BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert
S. Reitzes, Executive Vice President and Director;Frank J. Maresca, Executive Vice President; Donalda L. Fordyce, Executive Vice President; Vincent L. Pereira, Vice President and Treasurer; Ellen T. Arthur, Secretary; and James G. McCluskey, Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.


        As compensation for BSFM's advisory services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 1% of value of the Portfolio's average daily net assets which will be adjusted monthly ("Monthly Performance
Adjustment") depending on the extent to which the Portfolio's investment performance exceeded or was exceeded by the percentage change in the investment record of the S&P 500 Index. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to BSFM by up to 0.50% per year of the value of the Portfolio's average daily net assets. For the period from June 16, 1995 (commencement of investment operations) through March 31, 1996, the investment advisory fees payable amounted to $116,606. For the fiscal year ended March 31, 1997, the investment advisory fees payable amounted to $182,313. These amounts were waived pursuant to a voluntary undertaking by BSFM, resulting in no fees being paid by the Portfolio. In addition, the Adviser reimbursed $243,945, in order to maintain the voluntary expense limitation.

        Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995 and June 2, 1997, with the Fund. The Administration Agreement will continue until February 22, 1998 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of the Portfolio's average daily net assets. For the period from June 16, 1995 (commencement of operations) through March 31, 1996 and the fiscal year ended March 31, 1997, the administration fees accrued amounted to $21,806 and $35,873 and the amount paid was $18,824 and $32,547, respectively.

        Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated February 22, 1995, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

        As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus. For the period from June 16, 1995 (commencement of investment operations) through March 31, 1996 and the fiscal year ended March 31, 1997, the administrative fees payable by the Portfolio amounted to $104,500 and $141,467, respectively. These amounts were reduced to $44,282 and $107,174, respectively, as a result of a waiver of fees by PFPC.


        Distribution and Shareholder Servicing . Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder servicing plan with respect to Class A and Class C shares (the "Plan"). The Fund's Board of Trustees has also adopted a distribution plan (the "Distribution Plan") and a shareholder servicing plan (the "Shareholder Servicing Plan", and together with the Plan and/or the Distribution Plan, the "Plans") with respect to the Class B shares. The Fund's Board of Trustees believe that there is a reasonable likelihood that the Plans will benefit the Portfolio and the holders of its Class A, Class B and Class C shares.

        A quarterly report of the amounts expended under the Plan and the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Plan that would materially increase the amount to be paid by Class A shareholders under such Plans. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Plan with respect to Class A and Class C shares was so approved on January 28, 1997. The Distribution Plan and the Shareholder Servicing Plan with respect to the Class B shares was approved on September 8, 1997. Each Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).


        For the fiscal year ended March 31, 1997, the Portfolio paid Bear Stearns $65,276 with respect to Class A shares and $94,265 with respect to Class C shares under the Plan. With respect to Class A, of the $56,284 paid under the Plan, $4,029 was paid to brokers or dealers and $4,963 was paid for advertising. With respect to Class C, the entire amount paid under the Plan was paid to brokers or dealers.

        Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSFM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSFM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


        Expense Limitation. BSFM has agreed that if, in any fiscal year, the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to the Portfolio.



                        PURCHASE AND REDEMPTION OF SHARES

        The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

        The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated February 22, 1995 which is renewable annually. For the period from June 16, 1995 (commencement of operations) through March 31, 1996 and the fiscal year ended March 31, 1997, Bear Stearns retained $502,600 and $163,000, respectively, from the sales loads on Class A shares and $9,000 and $14,300, respectively, from contingent deferred sales charges ("CDSC") on Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

        Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

        Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1997.

        Net Asset Value per Share                                $14.58
                                                                 ======


        Per Share Sales Charge -  5.50%
           of offering price (5.82% of
           net asset value per share)                              0.85
                                                                 ------

        Per Share Offering Price to
           the Public                                            $15.43
                                                                 ======


        Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.


        Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

        The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

        The methodology for calculating the net asset value, dividends and distributions of the Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

        None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of the Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.



                        DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

          Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each class will differ.

          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Jr. Day, Thanksgiving and Christmas Day.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                                 [TO BE UPDATED]


        The following information  supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."

        The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

        The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short- Short Gain Test, the Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short- Short Gain Test will not prevent the Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

        In general, a gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or a capital loss. However, a gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

        Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (2) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Portfolio's shareholders.

        In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

        Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Portfolio will commence on the date it is written and end on the date it lapses or the date of a closing transaction is entered into. Accordingly, the Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

        Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gains or losses for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. Under Treasury Regulations, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

        The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. If the Portfolio does not elect to treat the PFIC as a QEF, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

        Under proposed Treasury Regulations, the Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income and will not be subject to the Short-Short Gain Test, and the Portfolio's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If the Portfolio makes such election in the first taxable year it holds PFIC stock, it will not incur the tax described in the preceding paragraphs.

        Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

        In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

        If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        For purposes of the excise tax, a regulated  investment  company  shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.

Portfolio Distributions


        The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B, C, and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B and C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


        The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

        Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

        Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70%
of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

        Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

        Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

        Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

        The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

Sale or Redemption of Shares

        A shareholder will recognize a gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in
determining   the  holding  period  of  shares.   Long-term   capital  gains  of
noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

        If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders

        Taxation of a shareholder who, as to the U.S., is a non-resident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

        If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such Foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

        If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

        The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

        Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.


                             PORTFOLIO TRANSACTIONS

        The Adviser assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in the Adviser's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Adviser's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and the Adviser's fees are not reduced as a consequence of the receipt of such supplemental information.

        Such information may be useful to the Adviser in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Adviser being engaged simultaneously in the purchase or sale of the same security. Certain of the Adviser's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

        Portfolio turnover may vary from year to year as well as within a year. The turnover rate for the Portfolio for the period June 16, 1995 (commencement of investment operations) through March 31, 1996 and the fiscal year ended March 31, 1997 was 93.45% and 128.42%, respectively. In periods in which extraordinary market conditions prevail, the Adviser will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

        To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

        For the period June 16, 1995 (commencement of operations) through March 31, 1996, the Portfolio paid total brokerage commissions of $38,019, of which $26,339 was paid to Bear Stearns. The Portfolio paid 69.28% of its commissions to Bear Stearns, and, with respect to all the securities transactions for the Portfolio, 39.40% of the transactions involved commissions being paid to Bear Stearns. For the fiscal year ended March 31, 1997, the Portfolio paid total brokerage commissions of $39,790, of which $8,925 was paid to Bear Stearns. The Portfolio paid 22.43% of its commissions to Bear Stearns, and, with respect to all the securities transactions for the Portfolio, 22.18% of the transactions involved commissions being paid to Bear Stearns.


                             PERFORMANCE INFORMATION

        The following information  supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."


        Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.


        The average annual total return for Class A (at maximum offering price) for the period June 16, 1995 (commencement of investment operations) through March 31, 1997 was 16.52%. Based on net asset value per share, the average annual total return for Class A was 19.72% for this period. The average annual total return for Class C was 19.13% for this period. The average annual total return for Class Y for the period June 20, 1995 (commencement of initial public offering) through March 31, 1997 was 19.69%.

        Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.


        The total return for Class A (at maximum offering price) for the period June 16, 1995 (commencement of investment operations) through March 31, 1997 was 31.57%. Based on net asset value per share, the total return for Class A was 38.13% for this period. The total return for Class C was 36.91% for this period. The total return for Class Y for the period June 20, 1995 (commencement of initial public offering) through March 31, 1997 was 37.79%.

        The total return for Class A (at maximum offering price) for the fiscal year ended March 31, 1997 was 12.69%. Based on net asset value per share, the total return for Class A was 18.31% for this period. The total return for Class C was 17.69% for this period. The total return for Class Y for this period was 18.81%.


                                 CODE OF ETHICS

        The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Fund and BSFM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the account of an access person that are not under the control of or that are non-volitional with respect to that person;
(2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

        The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Investment Manager to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company
Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                           INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

        Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

        The Fund will send annual and semi-annual financial statements to all its shareholders.

        As of May 31, 1997, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's outstanding shares.

                                       Percent of Class Y
Name and Address                       Shares Outstanding
----------------                       ------------------

Master Works 401k Trustee
FBO Barra 401k Plan
c/o Wells Fargo Bank
420 Montgomery St., 8th Flr
San Francisco, CA  94104


        A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

        Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of 0.015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

        Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

        Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                              FINANCIAL STATEMENTS

        The Portfolio's Annual Report to Shareholders for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO
                      CLASS A, CLASS B, CLASS C AND CLASS Y

                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                ___________, 1997

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated ___________, 1997 of S&P STARS Portfolio (the "STARS Portfolio" or the "Portfolio"), a portfolio of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: S&P STARS Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1- 800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766- 4111.


         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the investment adviser to the Portfolio.

         Bear Stearns, an affiliate of BSFM, serves as distributor of the Portfolio's shares.

                                TABLE OF CONTENTS
                                                                     Page


Investment Objective and Management Policies......................   B-2
Management of the  Fund...........................................   B-7
Management Arrangements...........................................   B-10
Purchase and Redemption of Shares.................................   B-13
Determination of Net Asset Value..................................   B- 15
Dividends, Distributions and Taxes................................   B- 15
Portfolio Transactions............................................   B- 23
Performance Information...........................................   B- 24
Code of Ethics....................................................   B- 25
Information About the  Fund.......................................   B- 26
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors................................   B- 27
Financial Statements..............................................   B- 27

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the STARS Portfolio."

Portfolio Securities

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSFM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSFM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, it intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSFM to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies

         Options Transactions. The Portfolio may engage in options transactions of the type described in the Portfolio's Prospectus.

         The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by the Portfolio ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when BSFM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSFM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of- the-money call options when BSFM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the money, at-the- money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as the Portfolio's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which BSFM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. The Portfolio may engage in stock index option transactions of the type described in the Portfolio's Prospectus. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investments in Warrants. The Portfolio does not presently intend to invest in warrants. However, any future investment in warrants will be limited to 5% of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Portfolio, as the case may be. Investment restrictions numbered 11 through 14 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Fund at any time. The Portfolio may not:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest in commodities, except that it may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but it may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33- 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, it may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Board of Trustees of the Fund.

         6. Act as an underwriter of securities of other issuers, except to the extent it may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but it may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments, in all such companies to exceed 5% of the value of its total assets.

         10. Invest in the securities of a company for the purpose of exercising management or control, but it will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolio's   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.



                             MANAGEMENT OF THE FUND


         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


NAME AND ADDRESS                             POSITION                        PRINCIPAL OCCUPATION
   (AND AGE)                                 WITH FUND                       DURING PAST FIVE YEARS
   ---------                                 ---------                       ----------------------


Peter M. Bren (63)                           Trustee                         President of The Bren
126 East 56th Street                                                         Co. since 1969;
New York, NY  10021                                                          President of Koll, Bren
                                                                             Realty Advisors and
                                                                             Senior Partner for
                                                                             Lincoln Properties prior
                                                                             thereto.


Alan J. Dixon* (69)                          Trustee                         Partner of Bryan Cave, a
7535 Claymont Court                                                          law firm in St. Louis
Apt. #2                                                                      since January 1993;
Belleville, IL  62223                                                        United States Senator of
                                                                             Illinois from 1981 to
                                                                             1993.


John R. McKernan, Jr. (49)                   Trustee                         Chairman and Chief
P.O. Box 15213                                                               Executive Officer of
Portland, ME  04112                                                          McKernan Enterprises
                                                                             Inc. since January 1995;
                                                                             Governor of Maine prior
                                                                             thereto.


M.B. Oglesby, Jr. (55)                       Trustee                         President    and    Chief
700 13th St., N.W., Suite 400                                                Executive        Officer,
Washington, D.C.  20005                                                      Association  of  American
                                                                             Railroads  since June 23,
                                                                             1997;  Vice  Chairman  of
                                                                             Cassidy   &    Associates
                                                                             since    February   1996;
                                                                             Senior Vice  President of
                                                                             RJR  Nabisco,  Inc.  from
                                                                             April  1989  to  February
                                                                             1996; Former Deputy Chief
                                                                             of Staff-White


                                                                             House from  1988 to January 1989.


                                       B-7


NAME AND ADDRESS                             POSITION                        PRINCIPAL OCCUPATION
   (AND AGE)                                 WITH FUND                       DURING PAST FIVE YEARS
   ---------                                 ---------                       ----------------------


Robert S. Reitzes* (53)                      Chairman of the Board           Director     of    Mutual
245 Park Avenue                                                              Funds-Bear  Stearns Asset
New York, NY 10167                                                           Management   and   Senior
                                                                             Managing Director of Bear
                                                                             Stearns since March 1994;
                                                                             Co-Director  of  Research
                                                                             and    Senior    Chemical
                                                                             Analyst      of      C.J.
                                                                             Lawrence/Deutsche    Bank
                                                                             Securities   Corp.   from
                                                                             January   1991  to  March
                                                                             1994.

Peter B. Fox (45)                            Executive Vice President        Managing    Director    -
Three First National Plaza                                                   Emeritus,   Bear  Stearns
Chicago,  IL 60602                                                           since February 1997; Bear
                                                                             Stearns,  Senior Managing
                                                                             Director, Public Finance,
                                                                             since September 1987.



William J.  Montgoris  (50)                  Executive  Vice                 Chief Operating Officer,
245 Park Avenue                              President                       Bear Stearns.
New York,  NY 10167


Stephen A.  Bornstein  (54)                  Vice  President                 Managing Director,  Legal
245 Park  Avenue                                                             Department;       General
New York,  NY 10167                                                          Counsel,   Bear   Stearns
                                                                             Asset    Management,    a
                                                                             division of Bear Stearns.


Frank J.  Maresca  (39)                      Vice  President  and             Managing Director of Bear
245 Park Avenue                              Treasurer                        Stearns  since  September
New York,  NY 10167                                                           1994;  Associate Director
                                                                              of  Bear   Stearns   from
                                                                              September     1993     to
                                                                              September 1994; Executive
                                                                              Vice  President  of  BSFM
                                                                              since  March  1992;  Vice
                                                                              President of Bear Stearns
                                                                              from    March   1992   to
                                                                              September 1993.



Donalda L. Fordyce (38)                      Vice President                   Senior Managing Director,
245 Park Avenue                                                               Bear    Stearns     Asset
New York, NY 10167                                                            Management  since  March,
                                                                              1996;  previously,   Vice
                                                                              President,          Asset
                                                                              Management Group, Goldman
                                                                              Sachs from 1986 to 1996.





Ellen  T. Arthur (44)                        Secretary                        Associate   Director   of
245 Park Avenue                                                               Bear    Stearns     since
New York, NY  10167                                                           January   1996;    Senior
                                                                              Counsel   and   Corporate
                                                                              Vice     President     of
                                                                              PaineWebber



                                      B-8



NAME AND ADDRESS                             POSITION                        PRINCIPAL OCCUPATION
   (AND AGE)                                 WITH FUND                       DURING PAST FIVE YEARS
   ---------                                 ---------                       ----------------------

                                                                              Incorporated  from  April
                                                                              1989 to September 1995.


Vincent L. Pereira (32)                      Assistant  Treasurer             Associate   Director   of
245 Park Avenue                                                               Bear    Stearns     since
New York, NY 10167                                                            September  1995  and Vice
                                                                              President  of BSFM  since
                                                                              May 1993;  Vice President
                                                                              of Bear  Stearns from May
                                                                              1993 to  September  1995;
                                                                              Assistant  Vice President
                                                                              of Mitchell Hutchins from
                                                                              October 1992 to May 1993.



Eileen M. Coyle (31)                         Assistant Secretary              Vice  President  of  Bear
245 Park Avenue                                                               Stearns  since  September
New York, NY 10167                                                            1995;   Manager  of  BSFM
                                                                              since  1995;  Senior Fund
                                                                              Administrator         and
                                                                              Supervisor  for BSFM from
                                                                              January   1994  to  1995;
                                                                              Accounting Supervisor and
                                                                              Senior   Accountant   for
                                                                              Bear Stearns since 1990.



         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:


                                                                                                                   (5)
                                                               (3)                                                Total
                                      (2)                  Pension or                    (4)                Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual            Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon            Complex Paid to
          Member                   from Fund*            Fund's Expenses             Retirement               Board Members
          ------                   ----------            ---------------             ----------               -------------

     Peter M. Bren                   $7,000                   None                      None                     $11,500
     Alan J. Dixon                   $7,000                   None                      None                     $ 6,500
     John R. McKernan, Jr.           $7,000                   None                      None                     $12,000
     M.B. Oglesby, Jr.               $7,000                   None                      None                     $12,000
     Robert S. Reitzes                None                    None                      None                      None


---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $7,000 for Board members of the Fund, as a group.

     Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on May 31, 1997.

     For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

     No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Management of the STARS Portfolio."

General.

Prior to June 25, 1997, the Portfolio invested all of its assets into the S&P STARS Master Series of S&P STARS Fund (the "Master Series"), rather than directly in a portfolio of securities in an arrangement typically referred to as a "master-feeder" structure. Active portfolio management was performed at the Master Series level and BSFM was retained by the Master Series rather than the Portfolio. At a meeting held June 18, 1997, a majority of the shareholders of the Portfolio approved an investment advisory contract between BSFM and the Portfolio and active management of the Portfolio investments commenced. Historical information provided below for periods prior to June 25, 1997 pertaining to items such as advisory fees, portfolio turnover, and brokerage expenses reflects those items as incurred by the Master Series.

     Investment Advisory Agreement. BSFM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated June 1, 1997, with the Fund. The Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons", approved the Agreement on April 29, 1997, subject to approval by the shareholders of the Portfolio. Such shareholder approval was obtained on June 18, 1997 at a meeting of the shareholders of the Portfolio. The Agreement is terminable, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSFM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert
S. Reitzes, Executive Vice President and Director; Frank J. Maresca, Executive Vice President; Donalda L. Fordyce, Executive Vice President; Vincent L. Pereira, Vice President and Treasurer; Ellen T. Arthur, Secretary; and James G. McCluskey, Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.

     BSFM provides investment advisory services to the Portfolio in accordance with its stated policies, subject to the approval of the Fund's Board of Trustees. BSFM provides the Portfolio with portfolio managers who are authorized by the Fund's Board of Trustees to execute purchases and sales of securities. The portfolio managers are Robert S. Reitzes and Gayle M. Sprute.

All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     As noted above, prior to June 25, 1997, the Portfolio did not retain an investment adviser. Instead, The Master Series retained BSFM to serve as its investment adviser. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the investment advisory fees payable amounted to $384,779. BSFM waived its advisory fee entirely and reimbursed $4,424 and $79,750 of the Portfolio's and the Master Series' expenses, respectively, pursuant to a voluntary undertaking by BSFM. For the fiscal year ended March 31, 1997, the investment advisory fees payable amounted to $747,970. BSFM waived $699,997 of its advisory fee pursuant to a voluntary undertaking, resulting in net advisory fees of $47,973 paid by the Master Series.

     Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, with the Fund. The Administration Agreement will continue until February 22, 1998 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of the Portfolio's average daily net assets. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the administration fee accrued amounted to $78,090 and the amount paid was $74,227. For the fiscal year ended March 31, 1997, the administration fee accrued amounted to $149,100 and the amount paid was $131,668.

     Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

     Under the terms of the Administrative Services Agreement, PFPC is entitled to receive a monthly fee equal to an annual rate of .10 of 1% of the Portfolio's average daily net assets up to $200 million, .075% of 1% of the next $200 million, .05% of 1% of the next $200 million and .03 of 1% of net assets above $600 million, subject to a minimum annual fee of approximately $100,000 for the Portfolio.

     Prior to June 25, 1997, PFPC Inc. provided administrative services to the Portfolio. As compensation for PFPC's administrative services, the Fund agreed to pay PFPC $5,500 per month. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the administrative fee payable by the Portfolio amounted to $60,000. This amount was reduced to $58,660 as a result of a waiver of fees by PFPC. For the fiscal year ended March 31, 1997, the administrative fee payable by the Portfolio amounted to $65,999.

     Prior to June 25, 1997, PFPC International Ltd. provided certain administrative services to the Master Series pursuant to the Administrative Services Agreement dated February 23, 1995, with the Fund. Under the Administrative Services Agreement, the Master Series paid PFPC International Ltd. an annual fee, as a percentage of average daily net assets, equal to .12 of 1% of the first $200 million of average net assets, .09 of 1% of the next $200 million, .075 of 1% of the next $200 million and .05 of 1% of average net assets in excess of $600 million, subject to a monthly minimum fee of $8,500. For the period April 3, 1995 (commencement of operations) through March 31, 1996 and the fiscal year ended March 31, 1997, the Master Series paid PFPC International Ltd. $61,620 and $123,741, respectively.


     Distribution and Shareholder Servicing . Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder servicing plan with respect to Class A and Class C shares (the "Plan"). The Fund's Board of Trustees has also adopted a distribution plan (the "Distribution Plan") and a shareholder servicing plan (the "Shareholder Servicing Plan", and together with the Plan and/or the Distribution Plan, the "Plans") with respect to the Class B shares. The Fund's Board of Trustees believe that there is a reasonable likelihood that the Plans will benefit the Portfolio and the holders of its Class A, Class B and Class C shares.



     A quarterly report of the amounts expended under the Plan and the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Plan that would materially increase the amount to be paid by Class A shareholders under such Plans. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Plan with respect to Class A and Class C shares was so approved on January 28, 1997. The Distribution Plan and the Shareholder Servicing Plan with respect to the Class B shares was approved on September 8, 1997. Each Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).


     For the fiscal year ended March 31, 1997, the Portfolio paid Bear Stearns $276,327 with respect to Class A shares and $324,164 with respect to Class C shares under the Plan. All such amounts were paid to brokers or dealers.

     Expenses. The Fund bears its own operating expenses. Operating expenses include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSFM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the existence of the Fund, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio of the Fund are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


     Expense Limitation. BSFM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to the Portfolio.



                        PURCHASE AND REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

     The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated February 22, 1995 which is renewable annually. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, Bear Stearns retained $32,434 from the sales loads on Class A shares and $25,670 from contingent deferred sales charges ("CDSC") on Class C shares. For the fiscal year ended March 31, 1997, Bear Stearns retained approximately $904,000 from the sales loads on Class A shares and approximately $30,000 from CDSC on Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

     Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

     Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1997.

        Net Asset Value per Share                                      $16.13
                                                                       ======


        Per Share Sales Charge -  5.50%
           of offering price (5.82% of
           net asset value per share)                                    0.94
                                                                       ------


        Per Share Offering Price to

           the Public                                                  $17.07
                                                                       ======

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


        Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

        The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

        The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

        None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.



                        DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

        Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


        The Portfolio's restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Board of Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

        New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


                                 [TO BE UPDATED]


        The following information  supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."

        The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

        The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short- Short Gain Test, the Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short- Short Gain Test will not prevent the Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

        In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

        Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (2) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Portfolio's shareholders.

        In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

        Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

        Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

Under Treasury Regulations, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

        The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. If the Portfolio does not elect to treat the PFIC as a QEF, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

        Under proposed Treasury Regulations, the Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income and will not be subject to the Short-Short Gain Test, and the Portfolio's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If the Portfolio makes such election in the first taxable year it holds PFIC stock, it will not incur the tax described in the preceding paragraphs.

        Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

        In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

        If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

        A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        For purposes of the excise tax, a regulated  investment  company  shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.

Portfolio Distributions


        The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B, C, and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B and C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


        The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

        Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

        Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

        Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from an Equity Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

        Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

        Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of another Portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

        The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

Sale or Redemption of Shares

        A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

        If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders

        Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

        If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

        If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolios, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

        The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

        Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

                             PORTFOLIO TRANSACTIONS

        BSFM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSFM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSFM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSFM and BSFM's fees are not reduced as a consequence of the receipt of such supplemental information.

        Such information may be useful to BSFM in serving both the Portfolio and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSFM in carrying out their obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSFM being engaged simultaneously in the purchase or sale of the same security. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

        Portfolio turnover may vary from year to year as well as within a year. The turnover rate for the Master Series for the period April 3, 1995 (commencement of operations) through March 31, 1996 and the fiscal year ended March 31, 1997 was 296% and 220%, respectively. The portfolio turnover rate for the period ending March 31, 1997 differed from the anticipated portfolio turnover rate because of market volatility. BSFM repositioned the Master Series' portfolio by selling some of its technology stocks and purchasing stocks that were believed to be more defensive in nature, such as healthcare, consumer non-durables, and growth stocks. In periods in which extraordinary market conditions prevail, BSFM will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSFM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

        To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

        For the period April 3, 1995 (commencement of operations) through March 31, 1996 and for the fiscal year ended March 31, 1997, the Master Series paid total brokerage commissions of $415,246 and $474,679, respectively of which $378,353 and $368,764, respectively was paid to Bear Stearns. With respect to such periods, the Master Series paid 91.10% and 77.68%, respectively of its commissions to Bear Stearns, and, with respect to all the securities transactions for the Master Series, 90.60% and 76.59%, respectively of the transactions involved commissions being paid to Bear Stearns.


                             PERFORMANCE INFORMATION

        The following information  supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."


        Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.


        The average annual total return for Class A for the period April 5, 1995 (commencement of investment operations) to March 31, 1997 was 19.30% after reflecting the maximum initial sales charge of 4.75%. Based on net asset value per share, the average annual total return for Class A was 22.26% for the same period. The average annual total return for Class C was 21.60% for this period. Average annual total return for Class Y for the period August 7, 1995 (commencement of initial public offering) to March 31, 1997 was 16.20%.


        Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.


        The total return for Class A, after reflecting the maximum initial sales charge of 4.75%, for the year ended March 31, 1997 and the period April 5, 1995 (commencement of investment operations) to March 31, 1997 was 11.34% and 42.11%, respectively. Based on net asset value per share, the total return for Class A was 16.87% and 49.22%, respectively, for the same periods. The total return for Class C was 16.33% and 47.64%, respectively, for the periods. The total return for Class Y for the year ended March 31, 1997 and the period

August 7, 1995 (commencement of initial public offering) to March 31, 1997 was 17.48% and 28.16%, respectively.


                                 CODE OF ETHICS

        The Trust, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Trust and BSFM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Trust or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Trust; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the account of an access person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

        The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Investment Manager to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Trust who is not an "interested person" (as defined in the Investment Company
Act) of the Trust is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a trustee of the Trust, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                         INFORMATION ABOUT THE PORTFOLIO

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

        Bear Stearns and S&P entered into a License Agreement dated October 1, 1994 that provides for, among other matters: (i) the grant by S&P to Bear Stearns of the exclusive right until March 31, 2001, and the non-exclusive right thereafter, to use certain of S&P's proprietary trade names and trademarks for investment companies based, in whole or in part, on the STARS System, (ii) such right to become non-exclusive at an earlier date, if the Portfolio and certain other investment companies which, in the future, may be sponsored by Bear
Stearns fail to reach certain aggregate asset sizes, measured annually commencing on April 1, 1996, (iii) such right to terminate at S&P's option upon certain events, such as breach by Bear Stearns of the material terms of the License Agreement, S&P ceasing to publish STARS, the adoption of adverse legislation or regulation (none of which currently is foreseen) affecting S&P's ability to license its trade names or trademarks as contemplated by the License Agreement, or the existence of certain litigation (none of which is known to exist or to be threatened), (iv) the payment by Bear Stearns of annual license fees in amounts equal to a range of .30% to .375% of the net assets of the Portfolio and other investment companies subject to the License Agreement and
(v) a partial reduction of the license fees to offset certain marketing expenses incurred by Bear Stearns in connection with the Portfolio.

        STARS is the centerpiece of OUTLOOK, S&P's flagship investment newsletter that has a high net worth readership of 25,000 weekly subscribers. STARS reaches more than 72,000 brokers and investment professionals on their desktop computers through MarketScope, S&P's on-line, real-time equity evaluation service, which is accessed more than one million times daily.

        S&P has more than 130 years' experience in providing financial information and analysis, offers more than 60 products and employs more than 50 experienced equity analysts. These analysts consider fundamental factors that are expected to impact growth. These factors include company operations and industry and macroeconomic conditions. Among the fundamental factors are the company's balance sheet, ability to finance growth, competitive market advantages, earnings per share growth and strength of management.

        Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

        The Fund will send annual and semi-annual financial statements to all its shareholders.

        As of June 23, 1997 the following shareholders owned, directly or indirectly, 5% or more of the indicated Class of the Portfolio's outstanding shares.
                                                      Percent of Class Y
Name and Address                                      Shares Outstanding
----------------                                      ------------------

Custodial Trust Company                               63.6%
101 Carnegie Center
Princeton, NJ  08540

        A shareholder who beneficially owns, directly or indirectly, more than 25% of the Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

        Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .01% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

        Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

        Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, independent auditors, have been selected as auditors of the Fund.

                              FINANCIAL STATEMENTS

        The Portfolio's Annual Report to Shareholders for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                             THE BEAR STEARNS FUNDS

                              FOCUS LIST PORTFOLIO
                          CLASS A, CLASS B, CLASS C AND CLASS Y

                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                  _______, 1997


         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated ______, 1997 of the Focus List Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The Focus List Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc.
("Bear Stearns") at 1-800-766-4111.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.


         Bear Stearns, an affiliate of BSFM, serves as distributor of the Portfolio's shares.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Objective and Management Policies..............................  B- 2
Management of the Fund....................................................  B-12
Management Arrangements...................................................  B-16
Purchase and Redemption of Shares.........................................  B-19
Determination of Net Asset Value..........................................  B-21
Dividends, Distributions and Taxes........................................  B-22
Portfolio Transactions....................................................  B-31
Performance Information...................................................  B-32
Code of Ethics............................................................  B-33
Information About the Fund................................................  B-34
Custodian, Transfer and Dividend Disbursing Agent,
 Counsel and Independent Auditors.........................................  B-35

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Fund."

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

THE BEAR STEARNS RESEARCH FOCUS LIST

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of U.S. issuers that, at the time of purchase, are on the Bear Stearns Research Focus List (the "Focus List"). The Portfolio is designed for investors seeking to maximize returns on a fully-invested, all-equity portfolio. The Portfolio is not a market-timing vehicle. Except for short-term liquidity purposes, cash reserves should rarely, if ever, exceed 5% of Portfolio assets.

The Focus List typically consists of 20 selected stocks chosen from those stocks currently rated as Attractive or as a Buy by a Bear Stearns research analyst. The stocks are selected for inclusion on the Focus List by a Focus List Committee (comprised of senior Bear Stearns investment strategists) based upon the expectation that the selected stocks will outperform the total return realized on the S&P 500 Index over the next three to six months.

The Bear Stearns Global Research Department has fifty domestic equity analysts who cover 800 issues. Using a rating system of 1-5, stocks are rated by analysts with "1" being the highest rating of "buy" and "2" attractive, etc. Approximately two hundred stocks are rated as Attractive or as a Buy. All rating changes (other than to 3 - no opinion) are approved by the Stock Selection Committee at Bear Stearns.

The criteria for an Attractive (2) rating by an analyst is that the stock must be a good, long-term growth prospect either because of or in comparison to its industry and that it is undervalued in comparison to the industry. A Buy (1) rating means that the analyst along with the Stock Section Committee feel that the stock, already rated Attractive, will outperform the market over the next six to twelve months because of a catalyst or near-term event which will trigger the upside. These catalysts can include change in management, the introduction of a new product, or a change in the industry outlook.

Stocks are picked by the Focus List Committee whose members are Kathryn Booth, Director of Global Research of Bear Stearns, and Elizabeth Mackay, Chief Investment Strategist of Bear Stearns. The Committee maintains twenty stocks on the list and any new additions are generally accompanied by a comparable number of deletions. The Committee monitors the list daily and candidates are considered based on any one or more of the following criteria: market and/or sector perception, analyst view and relative value.

Stocks that are downgraded below Attractive (2) by an analyst, are automatically deleted from the Focus List. However, the Focus List Committee may delete stocks for several other reasons including, but not limited to, achievement of its target price range, the lack of a catalyst to materialize or have its expected effect, and/or the appearance of new, more attractive opportunities.

It is possible that the Focus List will include stocks of issuers for which Bear Stearns or one of its affiliates performs banking services for which it receives fees, as well as stocks of issuers in which Bear Stearns or one of its affiliates makes a market and may have a long or short position in the stock. When Bear Stearns or one of its affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Adviser may be prohibited from purchasing the stock of the issuer for the Portfolio. The activities of Bear Stearns or one of its affiliates may, from time to time, limit the Focus List Committee's ability to include stocks on the Focus List or the Portfolio's flexibility in purchasing and selling such stocks. In addition, the Focus List is available to other clients of Bear Stearns and its affiliates, including the Adviser, as well as the Portfolio.

INVESTMENT STRATEGY

Generally, as soon as practicable after public announcement, the Portfolio Manager will purchase a security that has been added to the Focus List, and will sell a security when the security has been removed from the Focus List. The Portfolio Manager determines what percentage of the Portfolio's total assets are to be allocated into each Focus List stock and makes changes in allocation percentages as investment and economic conditions change. Depending upon market conditions and to the extent the Portfolio needs to hold cash balances to satisfy shareholder redemption requests, the Portfolio Manager may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Portfolio Manager will not have access to the Focus List prior to its becoming publicly disseminated.

The Portfolio may invest up to 35% of its total assets in securities that are not in the Focus List, although it currently intends to limit its investment to non-Focus List Securities to 20% of the Portfolio's total assets, under normal market conditions.

The Investment Strategy described above will be implemented to the extent it is consistent with maintaining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes." The Portfolio's strategy may be limited, in particular, by the requirements for such qualification that less than 30% of the Portfolio's annual gross income be derived from the sale or other disposition of stocks held for less than three months.

Portfolio Securities

         Equity Securities. Equity securities consist of common stocks, convertible securities and preferred stocks. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated. Domestic and foreign stocks, and American Depositary Receipts (ADRs) are eligible for inclusion of the Focus List.

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Advisers will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed the Advisers to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies

         The Portfolio engages in the following practices in furtherance of its objective.

         Options Transactions. The Portfolio may engage in options transactions, such as purchasing put or call options or writing covered call options. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when BSFM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSFM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when BSFM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

         So long as the Portfolio's obligation as the writer of a call option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which BSFM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Futures Contracts and Options on Futures Contracts. The Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         Initially, when purchasing or selling futures contracts the Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent the Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower;

(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions lettered a through f are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or in bank instruments issued by domestic banks.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         The following restrictions are non-fundamental, and may be changed by the Board of Trustees without the approval of shareholders 6. The Portfolio may not:

         a. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         b. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         c. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         d. Make short sales of securities, other than short sales "against the box."

         e. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         f. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


NAME AND ADDRESS                  POSITION       PRINCIPAL OCCUPATION
   (AND AGE)                      WITH FUND      DURING PAST FIVE YEARS
   ---------                      ---------      ----------------------


Peter M. Bren (63)                Trustee       President of The Bren Co.,
126 East  56th Street                           since 1969; President of Koll,
New York, NY 10021                              Bren Realty Advisors and Senior
                                                Partner for Lincoln Properties
                                                prior thereto.


Alan J. Dixon* (69)               Trustee       Partner of Bryan Cave, a
7535 Claymont Court                             law firm in St. Louis since
Apt. #2                                         January 1993; United
Belleville, IL  62223                           States Senator of Illinois
                                                from 1981 to 1993.


John R. McKernan, Jr. (49)        Trustee       Chairman and Chief
 P.O. Box 15213                                 Executive Officer of
 Portland, ME 02110                             McKernan Enterprises
                                                since January 1995;
                                                Governor of Maine prior
                                                thereto.



M.B. Oglesby, Jr. (55)            Trustee       President and Chief Executive
 700 13th Street, N.W.                          Officer, Association of American
 Suite 400                                      Railroads since June 23, 1997;
 Washington, D.C. 20005                         Vice Chairman of Cassidy &
                                                Associates since February 1996;
                                                Senior Vice President of RJR
                                                Nabisco, Inc. from April 1989
                                                to February 1996; Former Deputy
                                                Chief of Staff-White

                                                    House from 1988 to
                                                    January 1989.


Robert S. Reitzes* (53)           Chairman of the   Director of Mutual Funds-
245 Park Avenue                   Board             Bear Stearns Asset
New York, NY  10167                                 Management and Senior
                                                    Managing Director of Bear
                                                    Stearns since March
                                                    1994; Co-Director of
                                                    Research and Senior
                                                    Chemical Analyst of C.J.
                                                    Lawrence/Deutsche Bank
                                                    Securities Corp. from
                                                    January 1991 to March
                                                    1994.

Peter B. Fox (45)                 Executive Vice    Managing Director-
Three First National Plaza        President         Emeritus,
Chicago, IL  60602                                  Bear Stearns, since
                                                    February 1997; Bear
                                                    Stearns, Senior Managing
                                                    Director, Public Finance,
                                                    since September 1987.

William J. Montgoris (50)         Executive Vice    Chief Operating Officer,
245 Park Avenue                   President         Bear Stearns.
New York, NY  10167

Stephen A.  Bornstein  (54)       Vice  President   Managing  Director, Legal
245 Park  Avenue                                    Department;  General
New York,  NY 10167                                 Counsel,  Bear  Stearns
                                                    Asset Management, a
                                                    division of Bear Stearns.

Frank J. Maresca (38)             Vice President    Managing Director of Bear
245 Park Avenue                   and Treasurer     Stearns since September
New York, NY  10167                                 1994; Associate Director
                                                    of Bear Stearns from
                                                    September 1993 to
                                                    September 1994;
                                                    Executive Vice President
                                                    of BSFM since March
                                                    1992; Vice President of
                                                    Bear Stearns from March
                                                    1992 to September
                                                    1993.

Donalda L. Fordyce (38)           Vice President   Senior Managing Director,
245 Park Avenue                                    Bear Stearns Asset
New York, NY 10167                                 Management since March,
                                                   1996;  previously Vice
                                                   President, Asset
                                                   Management Group,
                                                   Goldman, Sachs from
                                                   1986 to 1996.


Ellen T. Arthur (44)              Secretary        Associate Director of Bear
245 Park Avenue                                    Stearns since January
New York, NY  10167                                1996;
                                                   Senior Counsel and
                                                   Corporate Vice President
                                                   of PaineWebber
                                                   Incorporated from April
                                                   1989 to September 1995.

Vincent L. Pereira (32)           Assistant        Associate  Director of Bear
245 Park Avenue                   Treasurer        Stearns since  September
New York, NY 10167                                 1995 and Vice President
                                                   of BSFM
                                                   since May 1993;  Vice
                                                   President of Bear Stearns
                                                   from May 1993 to
                                                   September 1995;
                                                   Assistant Vice President
                                                   of Mitchell  Hutchins
                                                   Asset Management Inc.
                                                   from October 1992 to
                                                   May 1993.

Eileen M. Coyle (31)              Assistant        Vice President of Bear
245 Park Avenue                   Secretary        Stearns  since  September
New York, NY 10167                                 1995;  Manager of BSFM
                                                   since 1995; Senior
                                                   Administrator  and
                                                   Supervisor  for  BSFM  from
                                                   January  1994 to  1995;
                                                   Accounting Supervisor
                                                   and Senior Accountant for
                                                   Bear Stearns since 1990.

                The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:


            (1)                       (2)                      (3)                       (4)                       (5)
       Name of Board               Aggregate               Pension or             Estimated Annual                Total
          Member                  Compensation         Retirement Benefits          Benefits Upon           Compensation from
                                   from Fund*          Accrued as Part of            Retirement               Fund and Fund
                                                         Fund's Expenses                                     Complex Paid to
                                                                                                              Board Members

Peter M. Bren                        $7,000                   None                      None                     $11,000
Alan J. Dixon                        $7,000                   None                      None                     $6,500
John R. McKernan, Jr.                $7,000                   None                      None                     $12,000
M.B. Oglesby, Jr.                    $7,000                   None                      None                     $12,000
Robert S. Reitzes                      None                   None                      None                        None



---------------------


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $7,000 for Board members of the Fund, as a group.



                  For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

                  No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

                  The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Fund."

                  Investment Advisory Agreement. BSFM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated as of June 2, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSFM. As to the Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of
BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Milton
B. Rubin, Vice Chairman of the Board; Frank J. Maresca, Executive Vice President; Donalda L. Fordyce, Executive Vice President; Vincent L. Pereira, Treasurer; Ellen T. Arthur, Secretary; and James G. McCluskey, Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.

                  As compensation for BSFM's advisory services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.65% of value of the Portfolio's average daily net assets.

                  Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated as of June 2, 1997, with the Fund. The Administration Agreement will continue until May 31, 1998 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

                  As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of the Portfolio's average daily net assets.

                  Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services
Agreement dated as of June 2, 1997, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

                  As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.


                  Distribution and Shareholder Servicing . Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder servicing plan with respect to Class A and C shares (the "Plan"). The Fund's Board of Trustees has also adopted a distribution plan (the "Distribution Plan") and a shareholder servicing plan (the "Shareholder Servicing Plan", and together with the Plan and/or the Distribution Plan, the "Plans") with respect to the Class B shares. The Fund's Board of Trustees believe that there is a reasonable likelihood that the Plans will benefit the Portfolio and the holders of its Class A, Class B, and C shares.

                  A quarterly report of the amounts expended under the Plan and the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Plan that would materially increase the amount to be paid by Class A shareholders under such Plans. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Plan with respect to Class A shares was approved on January 28, 1997. The Plan with respect to Class C shares was approved on September, 8, 1997. The Distribution Plan and the Shareholder Servicing Plan with respect to the Class B shares was approved on September 8, 1997. Each Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).


                  Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSFM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSFM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


                  Expense Limitation. BSFM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to the Portfolio.



                        PURCHASE AND REDEMPTION OF SHARES

                  The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

                  The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of June 2, 1997 which is renewable annually. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

                  Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

                  Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

                  Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.


                  Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

                  The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

                  The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

                  None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.



                        DETERMINATION OF NET ASSET VALUE

                  The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

                  Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

                  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

                  New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day,

Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                                 [TO BE UPDATED]


                  The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Dividends, Distributions and Taxes."


                   The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

                  Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

                  In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of the Code, Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to the Code, Section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

                  Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (2) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under the Code, Section 263(g). Built-in losses will be preserved where a Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Portfolio's shareholders.

                  In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

                  Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Portfolio will commence on the date it is written and end on the date it lapses or the date of a closing transaction is entered into. Accordingly, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

                  Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not
Section 1256 contracts. Under Treasury Regulations, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under the Code, Section 1256.

                  A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. If a Portfolio does not elect to treat the PFIC as a QEF, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

                  Under proposed Treasury Regulations, a Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income and will not be subject to the Short-Short Gain Test, and the Portfolio's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If the Portfolio makes such election in the first taxable year it holds PFIC stock, it will not incur the tax described in the preceding paragraphs.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

                  In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

                  If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.

                  Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

                  A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Portfolio's disposition of domestic "small business" stock will be subject to tax.

                  Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                  Ordinary  income  dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code, Section 246(c)(3)and (4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of the Code, Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

                  Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from an Equity Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

                  Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

                  Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

                  Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of another Portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                  A Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

                  Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of the Code, Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

                  If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

                  Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

                  If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

                  In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

                  Effect   of   Future   Legislation;   State   and   Local  Tax
Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.



                             PORTFOLIO TRANSACTIONS

                  BSFM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSFM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSFM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSFM and BSFM's fees are not reduced as a consequence of the receipt of such supplemental information.

                  Such information may be useful to BSFM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSFM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSFM being engaged simultaneously in the purchase or sale of the same security. Certain of BSFM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

                  Portfolio turnover may vary from year to year as well as within a year. BSFM expects that the turnover on the securities held in the Portfolio will be 250% or greater. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.

                  To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) on the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                             PERFORMANCE INFORMATION

                  The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Performance Information."

                  Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

                  Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.


                                 CODE OF ETHICS

                  The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSFM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the account of an access person that are not under the control of or that are non-volitional with respect to that person;
(2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

                  The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company
Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.



                           INFORMATION ABOUT THE FUND

                  The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

                  Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

                  The Fund will send annual and semi-annual financial statements to all its shareholders.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS


                  Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.


                  Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.


                  Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.

                             THE BEAR STEARNS FUNDS
                            PART C. OTHER INFORMATION
                            -------------------------

Item 24.          Financial Statements and Exhibits

                  (a)      Financial Statements:


                      Part A:

                  (i)      Financial Highlights are included in Part A

                  (ii) Annual Report to Shareholders is incorporated by reference in Part A.

                      Part B:

                     None.


                  (b)      Exhibits:

                  EX-99.B1(a)           Agreement  and  Declaration  of Trust is
                                        incorporated  by  reference  to  Exhibit
                                        (1)(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-
                                        1A filed electronically on November 9, 1995, accession number 0000950130-95-
                                        002359.

                  EX-99.B1(b)           Amendment to Agreement  and  Declaration
                                        of Trust is incorporated by reference to
                                        Exhibit    (1)(b)   of    Post-Effective
                                        Amendment  No.  7  to  the  Registration
                                        Statement    on    Form    N-1A    filed
                                        electronically   on  November  9,  1995,
                                        accession number 0000950130-95-002359.

                  EX-99.B2 By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed electronically on November 9, 1995, accession number 0000950130-95-002359.

                  EX-99.B3              None.

                  EX-99.B4              None.

                  EX-99.B5(a)           Investment  Advisory  Agreement  between
                                        the  Registrant  and Bear Stearns  Funds
                                        Management Inc. ("BSFM") is incorporated
                                        by reference to Exhibit  (5)(a) of Post-
                                        Effective   Amendment   No.   7  to  the
                                        Registration   Statement  on  Form  N-1A
                                        filed   electronically  on  November  9,
                                        1995,  accession  number 0000950130-95-
                                        002359.

                  EX-99.B5(b)           Investment  Advisory Agreement between
                                        the Registrant and BSFM, with respect
                                        to the Prime Money Market  Portfolio,
                                        is incorporated by reference to Exhibit
                                        5(b) of Post-Effective Amendment No. 13
                                        to  the  Registration  Statement  on
                                        Form  N-1A  filed  electronically  on
                                        July 29,  1997, accession  number
                                        0000922423-97-000633.

                  EX-99.B5(c)           Administration   Agreement  between  the
                                        Registrant and BSFM is  incorporated  by
                                        reference  to  Exhibit (5)(b)  of  Post-
                                        Effective   Amendment   No.  7   to  the
                                        Registration   Statement   on  Form N-1A
                                        filed   electronically  on   November 9,
                                        1995,  accession   number  0000950130-95
                                        - 002359.


                  EX-99.B5(d)           Administrative  Services  Agreement,  as
                                        amended, between the Registrant and PFPC
                                        Inc. is  incorporated  by  reference  to
                                        Exhibit    (5)(c)   of    Post-Effective
                                        Amendment  No.  7  to  the  Registration
                                        Statement    on    Form    N-1A    filed
                                        electronically   on  November  9,  1995,
                                        accession number 0000950130-95-002359.

                  EX-99.B6(a)           Distribution   Agreement   between   the
                                        Registrant and Bear,  Stearns & Co. Inc.
                                        is  incorporated by reference to Exhibit
                                        (6)(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N
                                        -1A filed electronically on November 9, 1995, accession number 0000950130-95-
                                        002359.

                  EX-99.B6(b)           Form of Dealer Agreement is incorporated
                                        by reference to Exhibit  (6)(b) of Post-
                                        Effective   Amendment   No.   9  to  the
                                        Registration   Statement  on  Form  N-1A
                                        filed electronically on June 20, 1996, accession number 0000899681-96-000180.

                  EX-99.B7              None.

                  EX-99.B8 Custody Agreements between the Registrant and Custodial Trust Company are incorporated by reference to Exhibit
                                        (8) of Post-Effective Amendment No. 7 to
                                        the Registration  Statement on Form N-1A
                                        filed   electronically  on  November  9,
                                        1995,  accession  number 0000950130-95-
                                        002359.

                  EX-99.B9              None.

                  EX-99.B10             Opinion (including consent) of Stroock &
                                        Stroock  &  Lavan  is   incorporated  by
                                        reference   to  Exhibit  (10)  of  Post-
                                        Effective   Amendment   No.   7  to  the
                                        Registration Statement on Form N-1A
                                        filed   electronically  on  November  9,
                                        1995,  accession  number 0000950130-95-
                                        002359.

                  EX-99.B11(a)          Consent  of  Kramer,  Levin,  Naftalis &
                                        Frankel is filed herewith.

                  EX-99.B11(b)          Consent of Independent Auditors is filed
                                        herewith.


                  EX-99.B12             None.


                  EX-99.B13             None.

                  EX-99.B14             None.

                  EX-99.B15             Distribution  and Shareholder  Servicing
                                        Plan is  incorporated  by  reference  to
                                        Exhibit (15) of Post-Effective Amendment
                                        No. 7 to the  Registration  Statement on
                                        Form  N-1A   filed   electronically   on
                                        November  9,  1995,   accession   number
                                        0000950130-95-002359.

                  EX-99.B16             Schedules of  Computation of Performance
                                        Data are  incorporated  by  reference to
                                        Exhibit (16) of Post Effective Amendment
                                        No. 5 to the  Registration  Statement on
                                        Form N-1A filed September 1, 1995 and to
                                        Exhibit (16) of Post-Effective Amendment
                                        No. 7 to the  Registration  Statement on
                                        Form  N-1A   filed   electronically   on
                                        November  9,  1995,   accession   number
                                        0000950130-95-002359.


                  EX-99.B17             None.


                  EX-99.B18             Rule   18f-3   Plan,   as   revised   is
                                        incorporated  by  reference  to  Exhibit
                                        (18) of Post-Effective Amendment No. 9 to the Registration Statement on Form
                                        N-1A filed electronically on June 20, 1996, accession number 0000950130-95-
                                        002359.

                  Other Exhibits:

                  EX-99.A Certificate of Corporate Secretary is incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed electronically on

                                        November  9,  1995,   accession   number
                                        0000950130-95-002359.

                  EX-99.B Powers of attorney are incorporated by reference to Other Exhibit (b) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed electronically on November 9,
                                        1995,          accession          number
                                        0000950130-95-002359    and   to   Other
                                        Exhibit (b) of Post-Effective  Amendment
                                        No. 8 to the  Registration  Statement on
                                        Form N-1A filed  electronically on April
                                        12,     1996,      accession      number
                                        0000950130-96-001230.


Item 25.          Persons Controlled by or Under Common Control with
                  Registrant

                  Not Applicable

Item 26.          Number of Holders of Securities

               (1)                                               (2)

                                                           Number of Record
                                                           Holders as of
         Title of Class                                      June 23, 1997
         --------------                                    ----------------


         Shares of beneficial interest, $.001 par value per share, of the following portfolios:


         S&P STARS Portfolio--Class A                                   4467
         S&P STARS Portfolio--Class C                                   2707
         S&P STARS Portfolio--Class Y                                    436
         Large Cap Value Portfolio--Class A                              187
         Large Cap Value Portfolio--Class C                              195
         Large Cap Value Portfolio--Class Y                              110
         Small Cap Value Portfolio--Class A                              833
         Small Cap Value Portfolio--Class C                              749
         Small Cap Value Portfolio--Class Y                              310
         Total Return Bond Portfolio--Class A                            111
         Total Return Bond Portfolio--Class C                             43
         Total Return Bond Portfolio--Class Y                             35
         The Insiders Select Fund--Class A                              1361
         The Insiders Select Fund--Class C                               672
         The Insiders Select Fund--Class Y                               105
         Focus List Fund--Class A                                       N/A
         Focus List Fund--Class Y                                       N/A
         Prime Money Market Portfolio--Class Y                          N/A


Item 27.          Indemnification


                  Reference is made to Article VIII of the Registrant's Declaration of Trust (filed as Exhibit 1(a) to Registrant's Post- Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference). The application of these provisions is limited by Article

10 of the Registrant's By-Laws (filed as Exhibit 2 to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference) and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


                  Reference also is made to the Distribution Agreement previously filed as Exhibit 6(a) to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference.


Item 28(a).       Business and Other Connections of Investment Adviser

                  Registrant is fulfilling the requirement of this Item 28(a) to provide a list of the officers and directors of Bear Stearns Funds Management Inc. ("BSFM"), the investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BSFM or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by BSFM (SEC File No. 801-29862).




Item 29.          Principal Underwriters

                  (a) Bear, Stearns & Co. Inc. ("Bear Stearns") acts as principal underwriter or depositor for the following investment companies:

                  o Bear Stearns Investment Trust -- Emerging Markets Debt Portfolio

                  o   Managed Income Securities Plus Fund, Inc.

                  (b) Set forth below is a list of each executive officer and director of Bear Stearns. All Directors and Executive Officers are also Senior Managing Directors. The principal business address of each such person is 245 Park Avenue, New York, New York 10167, except as set forth below.

                                Positions and                     Positions and
                                Offices with                      Offices with
Name                            Bear Stearns                     Registrant
----                            ------------                     ----------

Directors


James E. Cayne
Alan C. Greenberg               Chairman of the Board
John L. Knight
Mark E. Lehman
Alan D. Schwartz
Warren J. Spector
John H. Slade                   Director Emeritus


Executive Officers

Alan C. Greenberg               Chairman of the Board
James E. Cayne                  Chief Executive
                                Officer/President

William J. Montgoris            Chief Operating Officer          Executive Vice
                                                                 President



Mark E. Lehman                  Executive Vice President/
                                General Counsel/Chief
                                Legal Officer

Alan D. Schwartz                Executive Vice
                                President
Warren J. Spector               Executive Vice
                                President
Kenneth L. Edlow                Secretary
Michael Minikes                 Treasurer
Michael J. Abatemarco (1)       Controller/Assistant
                                    Secretary

Samuel L. Molinaro, Jr          Chief Financial Officer
                                Senior Vice President - Finance
Frederick B. Casey              Assistant Treasurer
---------------

1 Michael J. Abatemarco's principal business address is 1 Metrotech Center North, Brooklyn, New York 11201-3859.

Item 30.          Location of Accounts and Records

         1.       Bear Stearns Funds Management Inc.
                  245 Park Avenue
                  New York, New York  10167

         2.       The Bear Stearns Funds
                  245 Park Avenue
                  New York, New York  10167

         3.       Custodial Trust Company
                  101 Carnegie Center
                  Princeton, New Jersey  08540

         4.       PFPC Inc.
                  Bellevue Corporate Center
                  400 Bellevue Parkway
                  Wilmington, Delaware  19809

Item 31.          Management Services

         Not Applicable

Item 32.          Undertakings

         Registrant hereby undertakes

                  (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications; and

                  (2) to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.


                  (3) to file, on behalf of the Class B shares of the Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio, Insiders Select Fund, S&P STARS Portfolio and Focus List Portfolio, a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement or the commencement of the public offering under the Securities Act of 1933.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of August, 1997.


                                                     THE BEAR STEARNS FUNDS
                                                       (Registrant)


                                                     By:  /s/ Robert S. Reitzes
                                                        -----------------------
                                                              President

                  Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Robert S. Reitzes        President (Principal           August 28, 1997
--------------------
Robert S. Reitzes            Executive Officer)



/s/ Frank J. Maresca         Vice President and             August 28, 1997
--------------------
Frank J. Maresca             Treasurer (Principal
                             Financial and
                             Accounting Officer)


     *
-------------------          Trustee
Peter M. Bren


     *
------------------           Trustee
Alan J. Dixon


     *
------------------           Trustee
John R. McKernan, Jr.


     *
------------------           Trustee
M.B. Oglesby, Jr.


/s/ Robert S. Reitzes        Trustee                        August 28, 1997
---------------------
Robert S. Reitzes




*By: /s/ Frank J. Maresca
     ---------------------
     Frank J. Maresca,
     Attorney-in-Fact

                                INDEX TO EXHIBITS



EX-99.B11(a)        Consent of Kramer, Levin, Naftalis & Frankel

EX-99.B11(b)        Consent of Independent Auditors